

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 30, 2003

                          LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

        Indiana                       1-6028                        35-1140070
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400



Item 9.  Regulation FD Disclosure  (Also  being  provided  under  new
Item  12 Results of Operations and Financial Condition).

The information in this Report, including the attached Exhibit, is "furnished" pursuant to Item 9 and Item 12 of this Form 8-K.
Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K or specific parts of it. The furnishing of the information contained in the attached exhibit (statistical supplement) is not intended and should not be construed to imply that such information is material.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                                Description
--------   -------------------------------------------------------------------
99.1       Lincoln National Corporation Statistical Supplement for the Quarter
           Ended September 30, 2003

Item 12.   Results of Operations and Financial Condition

See Item 9, Regulation FD Disclosure, above.


      Lincoln Financial Group Statistical Report
                   Third Quarter
                       2003

Table of Contents
------------------

LFG Analyst Coverage

Notes

Financial Highlights                            1 - 4

Eleven-Year Summary                                 5
Quarterly Summary                                   6

Reconciliation of Business Segments
  to Consolidated Income Statement              7 - 8
Statement of Consolidated Income                9 - 10
Reconciliation of Business Segments
  to Consolidated Balance Sheets               11 - 12
Five-Year Comparative Balance Sheet                 13
Quarterly Balance Sheet                             14

Lincoln Retirement
------------------
Income Statement & Operational Data            15 - 16
Account Value Roll Forward                     17 - 18

Life Insurance
--------------
Income Statement                               19 - 20
Operational Data                                    21
Account Value Roll Forward                     22 - 23

Investment Management
---------------------
Income Statement                               24 - 25
Assets Under Management Roll Forward           26 - 27

Lincoln UK
----------
Income Statement                               28 - 29
Operational Data                                    30

Other Operations                                    31
----------------

Consolidated
------------
Domestic Retail Deposits / Account Balances         32
Total Domestic Net Flows                            32
Assets Managed                                      33
Investment Data                                     34
Common Stock / Debt Information                     35
Retroactive Adoption of FAS 123                     36


9/30/03                                                                    ii

NOTES

Definitions and Presentation

* Income from Operations represents after-tax results excluding, as applicable, realized gains or losses on investments and derivatives, restructuring charges, the cumulative effect of accounting changes, reserve changes on business sold through reinsurance, net of related deferred gain amortization, gains or on losses on sale of subsidiaries and certain other items.
  Income from Operations is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business.

* Operating revenue represents revenue excluding, as applicable, realized gains and losses on investments and derivatives, deferred gain amortization related to reserve changes on business sold through reinsurance, gains or losses on sale of subsidiaries, and certain other items.

* Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the affect of leveraging on LNC's consolidated results.

* Accumulated other comprehensive income (AOCI) represents unrealized gains
  (losses) on investments, net gain on derivative instruments, cumulative translation adjustments and minimum pension liability adjustments, net of tax.

* Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC's current business.
  These measures include deposits, net flows, first year premium, inforce and assets under management.

* Certain reclassifications have been made to the prior periods to conform to the September 30, 2003 presentation.

Accounting Changes

* Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for it stock option incentive plans under Statement of
  Financial Accounting Standards ("FAS") No. 123, "Accounting for Stock-based
  Compensation" (FAS 123).   LNC adopted the retroactive restatment method
  under FAS No. 148, "Accounting for Stock-based Compensation - Transition and
  Disclosure."  As a result, LNC has chosen to restate 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS
  123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994.  See page 36 for details on the restatement by segment.


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                                                                                                                   PAGE 1
                                                                  Financial Highlights
                                                               Unaudited [Millions of Dollars,
                                                                 except Common Share Data]

                                        For the Quarter Ended September 30         For the Nine Months Ended September 30
                                     ----------------------------------------    ----------------------------------------
                                        2003      2002                             2003        2002
                                      Amount    Amount     Change   % Change     Amount      Amount    Change   % Change
Net Income                            133.3     (136.4)     269.7     197.7%      317.6       (2.2)     319.8  14,308.6%
Less:
Realized gains (losses) on
investments                             6.4      (23.6)      30.0                 (53.0)    (143.9)      90.9
Gains (losses) on derivatives           5.9        0.1        5.8                   4.1        0.5        3.6
Amortization of deferred
gain-reserve development              (18.5)    (176.4)     157.9                 (18.7)    (190.8)     172.1
Restructuring charges                 (12.9)       1.3      (14.3)                (25.4)       0.3      (25.7)
Loss on early retirement
of subordinated debt                   (3.7)         -       (3.7)                 (3.7)         -       (3.7)
                                    -------    -------    -------    -------    -------    -------    -------    -------
Income from Operations                156.0       62.1       93.9     151.2%      414.1      331.6       82.5      24.9%
                                    =======    =======    =======    =======    =======    =======    =======    =======

Net Income - By Segment
Lincoln Retirement                    102.0       (7.0)     109.1   1,550.5%      190.6       48.7      141.9     291.3%
Life Insurance                         55.8       46.4        9.4      20.3%      169.9      146.6       23.3      15.9%
Investment Management                   6.3       (3.9)      10.2     264.5%       12.0       (2.5)      14.5     571.9%
Lincoln UK                             11.5        0.2       11.2   4,502.5%       30.7       19.8       11.0      55.7%
Corporate & Other                     (42.4)    (172.1)     129.8                 (85.6)    (214.8)     129.1
                                    -------    -------    -------    -------    -------    -------    -------    -------
Total                                 133.3     (136.4)     269.7     197.7%      317.6       (2.2)     319.8  14,308.6%
                                    =======    =======    =======    =======    =======    =======    =======    =======

Income from Operations -
By Segment
Lincoln Retirement                     94.3       21.8       72.6     333.6%      237.8      147.9       89.9      60.8%
Life Insurance                         58.7       62.7       (4.0)     (6.4%)     191.2      205.9      (14.8)     (7.2%)
Investment Management                   9.7       (3.0)      12.6     424.1%       15.5       (0.2)      15.7   6,982.2%
Lincoln UK                             11.3       (0.6)      11.9   1,963.8%       30.6       19.3       11.3      58.5%
Corporate & Other                     (18.0)     (18.8)       0.8                 (61.0)     (41.3)     (19.7)
                                    -------    -------    -------    -------    -------    -------    -------    -------
Total                                 156.0       62.1       93.9     151.2%      414.1      331.6       82.5      24.9%
                                    =======    =======    =======    =======    =======    =======    =======    =======

Earnings per share (diluted)
Net Income                            $0.74     ($0.74)     $1.49     200.2%      $1.77     ($0.01)     $1.79  14,974.5%
Less:
Realized gains (losses)
on investments                        $0.01     ($0.13)     $0.15                ($0.32)    ($0.77)     $0.45
Gains (losses) on
derivatives                           $0.03      $0.00      $0.03                 $0.02      $0.00      $0.02
Amortization of deferred
gain-reserve development             ($0.10)    ($0.96)     $0.86                ($0.10)    ($1.02)     $0.92
Restructuring charges                ($0.07)     $0.01     ($0.08)               ($0.14)     $0.00     ($0.14)
Loss on early retirement
of subordinated debt                 ($0.02)     $0.00     ($0.02)               ($0.02)     $0.00     ($0.02)
                                    -------    -------    -------    -------    -------    -------    -------    -------
Income from Operations                $0.87      $0.34      $0.53     156.4%      $2.31      $1.77      $0.54      30.4%
                                    =======    =======    =======    =======    =======    =======    =======    =======

-------------------------------------------------------------------------------------------------------------------------

Revenue                             1,268.8    1,163.4      105.4       9.1%    3,581.3    3,446.9      134.5       3.9%
Less:
Realized Gains (Losses)
on Investments                          9.8      (37.1)      46.8     126.4%      (81.5)    (222.0)     140.5      63.3%
Gains (Losses) on
Derivatives                             9.1        0.3        8.9                   6.3        0.8        5.5
Amortization of deferred
gain-reserve development                3.7       (1.4)       5.1                   3.3       (1.4)       4.7
                                    -------    -------    -------    -------    -------    -------    -------    -------
Operating Revenue                   1,246.2    1,201.6       44.6       3.7%    3,653.2    3,669.4      (16.2)     (0.4%)
                                    =======    =======    =======    =======    =======    =======    =======    =======

-------------------------------------------------------------------------------------------------------------------------

Revenue  - By Segment
Lincoln Retirement                    536.3      440.7       95.6      21.7%    1,420.5    1,336.3       84.2       6.3%
Life Insurance                        468.9      441.6       27.3       6.2%    1,400.5    1,305.4       95.1       7.3%
Investment Management                 121.7       97.5       24.1      24.7%      340.2      310.9       29.2       9.4%
Lincoln UK                             67.3       91.8      (24.5)    (26.7%)     196.3      225.4      (29.1)    (12.9%)
Corporate & Other                      74.8       91.8      (17.1)    (18.6%)     223.9      268.8      (44.9)    (16.7%)
                                    -------    -------    -------    -------    -------    -------    -------    -------
Total                               1,268.8    1,163.4      105.4       9.1%    3,581.3    3,446.9      134.5       3.9%
                                    =======    =======    =======    =======    =======    =======    =======    =======

-------------------------------------------------------------------------------------------------------------------------

Operating Revenue- By
Segment
Lincoln Retirement                    516.0      485.6       30.4       6.3%    1,478.5    1,487.9       (9.4)     (0.6%)
Life Insurance                        470.8      466.8        4.1       0.9%    1,417.8    1,396.7       21.1       1.5%
Investment Management                 121.4       99.3       22.1      22.3%      340.3      314.9       25.4       8.1%
Lincoln UK                             67.0       90.6      (23.6)    (26.0%)     196.1      224.8      (28.6)    (12.7%)
Corporate & Other                      70.9       59.4       11.6      19.5%      220.5      245.2      (24.7)    (10.1%)
                                    -------    -------    -------    -------    -------    -------    -------    -------
Total                               1,246.2    1,201.6       44.6       3.7%    3,653.2    3,669.4      (16.2)     (0.4%)
                                    =======    =======    =======    =======    =======    =======    =======    =======

-------------------------------------------------------------------------------------------------------------------------

Operational Data by
Segment (Billions, except
where noted):

Lincoln Retirement
Gross Deposits                        1.578      1.694     (0.116)     (6.8%)     4.365      5.048     (0.682)    (13.5%)
Net Flows                             0.277      0.068      0.209     307.6%      0.472      0.379      0.093      24.5%
Account Values (Gross)               52.841     45.504      7.337      16.1%     52.841     45.503      7.338      16.1%
Account Values (Net of
Reinsurance)                         50.576     43.591      6.986      16.0%     50.577     43.590      6.987      16.0%
Life Insurance Segment
First Year Premium-
Retail (in millions)                207.974    173.986     33.989      19.5%    552.157    469.164     82.993      17.7%
First Year Premium-
COLI (in millions)                   23.692      7.831     15.861     202.6%     96.049     61.335     34.714      56.6%
First Year Premium-
Total (in millions)                 231.666    181.816     49.850      27.4%    648.206    530.499    117.707      22.2%
In-force                            273.335    248.030     25.305      10.2%    273.335    248.030     25.305      10.2%
Account Values                       12.958     11.726      1.232      10.5%     12.958     11.726      1.232      10.5%
Investment Management
Segment
Retail Deposits                       1.494      1.465      0.029       2.0%      3.917      4.022     (0.105)     (2.6%)
Retail Net Flows                      0.370      0.048      0.322     672.3%      0.686      0.304      0.383     126.1%
Institutional In-flows                1.943      1.162      0.781      67.2%      3.881      3.871      0.011       0.3%
Institutional Net  Flows              0.799      0.348      0.451     129.6%      1.417      1.535     (0.117)     (7.6%)
Total Net Flows                       1.169      0.396      0.773     195.2%      2.104      1.838      0.265      14.4%
Assets Under Management-
Retail and Inst'l                    55.129     43.362     11.767      27.1%     55.129     43.362     11.767      27.1%
Assets Under Management -
Insurance Assets                     42.984     40.416      2.569       6.4%     42.984     40.416      2.569       6.4%
Assets Under Management -
Total Segment                        98.113     83.778     14.335      17.1%     98.113     83.778     14.335      17.1%
Consolidated
Consolidated Domestic
Retail Deposits                       3.370      3.206      0.165       5.1%      9.210      9.522     (0.313)     (3.3%)
Consolidated Domestic
Retail Account Balances              83.788     71.594     12.194      17.0%     83.788     71.594     12.194      17.0%
Total Retail Net Flows                0.965      0.545      0.419      76.8%      2.256      1.705      0.550      32.3%
Total Net Flows                       1.799      0.901      0.897      99.5%      3.687      3.244      0.443      13.7%

Total Assets Under
Management                          130.840    110.682     20.159      18.2%    130.840    110.682     20.159      18.2%




                                                                                                                       PAGE 2
                                                                        Financial Highlights
                                                                    Unaudited [Millions of Dollars,
                                                                      except Common Share Data]

                                            For the Quarter Ended September 30         For the Nine Months Ended September 30
                                        ----------------------------------------      ----------------------------------------
                                           2003       2002                               2003       2002
                                         Amount     Amount     Change   % Change       Amount     Amount     Change   % Change
                                        -------    -------    -------    -------      -------    -------    -------    -------
Balance Sheet Assets -
End of Period                         100,839.9   90,483.9   10,356.0      11.4%    100,839.9   90,483.9   10,356.0       11.4%

Shareholders' Equity
Beg of Period (including AOCI)          5,815.9    5,352.8      463.1                 5,347.5    5,303.8       43.7
End of Period (including AOCI)          5,586.4    5,436.8      149.6                 5,347.5    5,436.8      149.6
End of Period (excluding AOCI)          4,790.6    4,591.8      198.9                 4,790.6    4,591.8      198.9
Average Equity (excluding AOCI)         4,784.5    4,944.0     (159.5)                4,712.8    5,096.5     (383.7)

Return on Equity
Net Income/Average Equity
(excluding AOCI)                           11.1%     (11.0%)     22.2%                    9.0%      (0.1%)      9.0%
Inc from Operations/Average Equity
(excluding AOCI)                           13.0%       5.0%       8.0%                   11.7%       8.7%       3.0%

Return on Capital
Inc from Operations/Average Capital        10.6%       4.8%       5.9%                    9.7%       7.5%       2.2%

Common Stock Outstanding
Average for the Period - Diluted          179.9      183.2       (3.4)     (1.9%)       179.1      187.0       (7.9)      (4.2%)
End of Period - Assuming Conv of Pref.    178.3      177.5        0.8       0.5%        178.3      177.5        0.8        0.5%
End of Period - Diluted                   179.9      178.2        1.6       0.9%        179.9      178.2        1.6        0.9%

Book Value (including AOCI)               31.34      30.64       0.70       2.3%        31.34      30.64       0.70        2.3%
Book Value (excluding AOCI)               26.87      25.87       1.00       3.9%        26.87      25.87       1.00        3.9%

Cash Returned to Shareholders
Share Repurchase - dollar amount            0.0      247.8     (247.8)                    0.0      474.5     (474.5)
Dividends Declared  to Shareholders        59.6       58.8        0.8                   180.4      178.4        2.0
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Cash Returned to Shareholders        59.6      306.6     (247.0)                  180.4      652.9     (472.5)
                                        =======    =======    =======    =======      =======    =======    =======    =======

Share Repurchase - number of shares       0.000      7.203     (7.203)                  0.000     12.088    (12.088)
Dividend Declared on Common Stock -
per share                                $0.335     $0.320     $0.015       4.7%       $1.005     $0.960     $0.045        4.7%


                                            For the Quarter Ended September 30         For the Nine Months Ended September 30
                                        ----------------------------------------      ----------------------------------------
                                           2003       2002                               2003       2002
                                         Amount     Amount                             Amount     Amount
                                        -------    -------                            -------    -------
Comprehensive Income
Net Income                                133.3     (136.4)                             317.6       (2.2)
Foreign Currency Translation               (1.3)      13.4                              (16.2)      43.4
Net Unrealized Gains (Losses)
on Securities                            (313.4)     491.9                               51.2      621.9
Gains (Losses) on Derivatives              (5.6)       4.7                               (5.1)       5.8
Minimum Pension Liability Adjustment       (0.2)       2.6                               (1.1)       0.7
Comprehensive Income                     (187.0)     376.1                              378.7      669.6




                                                                                                                       PAGE 3
                                                                        Financial Highlights
                                                                    Unaudited [Amounts in Millions]


                                            For the Quarter Ended September 30         For the Nine Months Ended September 30
                                        ----------------------------------------      ----------------------------------------
                                           2003       2002                               2003       2002
                                         Amount     Amount     Change   % Change       Amount     Amount     Change   % Change
                                        -------    -------    -------    -------      -------    -------    -------    -------
Consolidated Condensed
Statements of Income
Revenue:
Insurance Premiums and Fees               427.4      412.2       15.2       3.7%      1,244.3    1,280.5      (36.2)     (2.8%)
Investment Advisory Fees                   53.2       42.9       10.3      24.1%        146.8      138.7        8.1       5.8%
Net Investment Income                     664.4      652.4       12.1       1.9%      1,979.3    1,964.6       14.7       0.8%
Realized Gains (Losses)
on Investments                              9.8      (37.1)      46.8                   (81.5)    (222.0)     140.5
Gains (Losses) on Derivatives               9.1        0.3        8.9                     6.3        0.8        5.5
Amortization of Deferred Gain on
Indemnity Reinsurance                      18.3       22.1       (3.8)    (17.1%)        54.9       68.3      (13.4)    (19.6%)
Other                                      86.6       70.7       15.9      22.4%        231.3      216.0       15.2       7.1%
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Revenue                           1,268.8    1,163.4      105.4       9.1%      3,581.3    3,446.9      134.5       3.9%
                                        -------    -------    -------    -------      -------    -------    -------    -------
Benefits and Expenses:
Benefits                                  639.2      941.6     (302.4)    (32.1%)     1,845.4    2,193.3     (347.9)    (15.9%)
Underwriting, Acquisition,
Insurance and Other Expenses              451.0      462.5      (11.6)     (2.5%)     1,334.1    1,351.8      (17.7)     (1.3%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total Benefits and Expenses             1,090.2    1,404.1     (314.0)    (22.4%)     3,179.5    3,545.1     (365.6)    (10.3%)
                                        -------    -------    -------    -------      -------    -------    -------    -------

Income before Federal Taxes               178.7     (240.7)     419.4                   401.8      (98.3)     500.1
Federal Income Taxes                       45.4     (104.3)     149.7                    84.2      (96.0)     180.2

                                        -------    -------    -------    -------      -------    -------    -------    -------
Net Income                                133.3     (136.4)     269.7     197.7%        317.6       (2.2)     319.8  14,310.3%
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Income before Tax By Segment
Lincoln Retirement                        135.9      (35.1)     171.0                   221.7        7.9      213.8
Life Insurance                             80.8       66.1       14.6                   245.2      208.2       37.0
Investment Management                      10.3       (5.4)      15.7                    19.4       (2.9)      22.3
Lincoln UK                                 17.6        0.4       17.2                    47.2       19.2       28.1
Corporate and Other                       (66.0)    (266.8)     200.8                  (131.7)    (330.6)     198.9
                                        -------    -------    -------    -------      -------    -------    -------    -------

Income before Tax                         178.7     (240.7)     419.4                   401.8      (98.3)     500.1

------------------------------------------------------------------------------------------------------------------------------

Pre-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                         20.3      (44.9)      65.2                   (58.1)    (151.6)      93.6
Life Insurance                             (1.9)     (25.2)      23.2                   (17.4)     (91.3)      74.0
Investment Management                       0.2       (1.8)       2.0                    (0.1)      (4.0)       3.8
Lincoln UK                                  0.3        1.2       (1.0)                    0.2        0.7       (0.4)
Corporate and Other                         0.1       33.8      (33.7)                    0.1       25.1      (24.9)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives             18.9      (36.8)      55.7                   (75.2)    (221.2)     146.0

After-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                         13.2      (28.8)      42.0                   (37.7)     (98.2)      60.4
Life Insurance                             (1.3)     (16.3)      15.1                   (11.3)     (59.3)      48.0
Investment Management                       0.1       (1.2)       1.3                    (0.1)      (2.6)       2.5
Lincoln UK                                  0.2        0.9       (0.7)                    0.2        0.5       (0.3)
Corporate and Other                         0.1       22.0      (21.9)                    0.1       16.3      (16.2)
                                        -------    -------    -------    -------      -------    -------    -------    -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives             12.3      (23.5)      35.8                   (48.9)    (143.4)      94.5

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.




                                                                                                      PAGE 4
                                                                 Financial Highlights
                                               Unaudited [Millions of Dollars, except Common Share Data]

                                                                         As of
                                            ----------------------------------------------------------------
                                                         September  December
                                                             2003       2002
                                                           Amount     Amount     Change   % Change
                                                        ---------  ---------  ---------  ---------
Consolidated Condensed Balance Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities                                         35,383.9   32,767.5    2,616.5       8.0%
Equities                                                    243.0      337.2      (94.3)    (28.0%)
Mortgage Loans on Real Estate                             4,151.5    4,205.5      (53.9)     (1.3%)
Real Estate                                                 249.8      279.7      (29.9)    (10.7%)
Policy Loans                                              1,910.5    1,945.6      (35.2)     (1.8%)
Other Long-Term Investments                                 484.7      464.4       20.3       4.4%
                                                        ---------  ---------  ---------  ---------
Total Investments                                        42,423.3   39,999.9    2,423.5       6.1%
Other Assets:
Assets Held in Separate Accounts                         41,283.4   36,178.3    5,105.1      14.1%
Other Assets                                             17,133.2   17,006.5      126.7       0.7%
                                                        ---------  ---------  ---------  ---------
Total Assets                                            100,839.9   93,184.6    7,655.3       8.2%
                                                        =========  =========  =========  =========

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment Contract Liabilities            46,716.2   44,845.3    1,870.9       4.2%
Liabilities Related to Separate Accounts                 41,283.4   36,178.3    5,105.1      14.1%
Other Liabilities                                         7,254.0    6,813.6      440.4       6.5%
                                                        ---------  ---------  ---------  ---------
Total Liabilities                                        95,253.5   87,837.2    7,416.4       8.4%
Shareholders' Equity:
Net Unrealized Gains(Losses) on Securities
and Derivatives                                             827.7      781.6       46.0       5.9%
Minimum Pension Liability Adjustment                        (99.0)     (97.8)      (1.1)     (1.1%)
Foreign Currency Translation Adjustment                      67.0       39.8       27.2      68.2%
Other Shareholders' Equity                                4,790.6    4,623.9      166.8       3.6%
                                                        ---------  ---------  ---------  ---------
Total Shareholders' Equity                                5,586.4    5,347.5      238.9       4.5%
                                                        ---------  ---------  ---------  ---------
Total Liabilities and Shareholders' Equity              100,839.9   93,184.6    7,655.3       8.2%
                                                        =========  =========  =========  =========

------------------------------------------------------------------------------------------------------------
                                                                         As of
                                            ----------------------------------------------------------------
                                                         September  December
                                                              2003      2002
                                                            Amount    Amount     Change   % Change
                                                         --------- ---------  ---------  ---------
Roll Forward of Deferred Acquisition Costs
Balance at beginning of year                              2,970.9    2,885.3       85.6       3.0%
Deferral                                                    454.8      627.3     (172.5)    (27.5%)
Amortization                                               (232.0)    (346.7)     114.7      33.1%
                                                        ---------  ---------  ---------  ---------
Included in Total Benefits and Expenses                     222.7      280.6      (57.9)    (20.6%)
Adjustment related to realized (gains) losses
on securities available-for-sale                            (22.3)     115.0     (137.3)   (119.4%)
Adjustment related to unrealized (gains) losses
on securities available-for-sale                           (271.2)    (338.5)      67.3      19.9%
Foreign currency translation adjustment                      19.2       56.9      (37.7)    (66.3%)
Other                                                           -      (28.4)      28.4     100.0%
                                                        ---------  ---------  ---------  ---------
Balance at end-of-period                                  2,919.4    2,970.9      (55.6)     (1.9%)
                                                        =========  =========  =========  =========

Roll Forward of Present Value of In-Force
Balance at beginning-of-year                              1,250.1    1,362.5     (112.4)     (8.2%)
Amortization                                                (65.8)    (136.5)      70.6      51.8%
Foreign currency translation adjustment                       8.2       24.1      (15.9)    (66.1%)
                                                        ---------  ---------  ---------  ---------
Balance at end-of-period                                  1,192.5    1,250.1      (57.7)     (4.6%)
                                                        =========  =========  =========  =========



                                                                                                  PAGE 5

                                                       Eleven-Year Summary
                                                  Unaudited [Millions of Dollars
                                                     except Common Share Data]

For the Year Ended December 31                   2002      2001      2000       1999       1998       1997
                                              -------   -------   -------    -------    -------    -------

Revenue
Lincoln Retirement                            1,787.7   1,968.3   2,133.7    2,115.8    2,068.1    2,023.0
Life Insurance                                1,785.0   1,840.6   1,819.0    1,760.4    1,378.5      544.8
Investment Management                           413.1     451.2     513.7      514.9      509.6      459.1
Lincoln UK                                      277.2     290.7     433.8      446.6      439.7      427.3
Corporate & Other                               372.4   1,827.3   1,946.9    1,966.0    1,691.1    1,444.3
                                              -------   -------   -------    -------    -------    -------
Total Revenue                                 4,635.5   6,378.0   6,847.1    6,803.7    6,087.1    4,898.5
                                              =======   =======   =======    =======    =======    =======
Net Income
Lincoln Retirement                               53.7     265.1     354.7      291.5      273.8      263.3
Life Insurance                                  206.1     229.3     246.0      211.5      127.5       39.1
Investment Management                            (1.4)     (9.0)     17.9       51.6       44.4       25.1
Lincoln UK                                       37.7      66.8     (15.1)     (18.2)      71.7     (106.8)
Corporate & Other                              (247.3)     (6.6)    (18.2)     (76.1)      (7.6)    (198.4)
                                              -------   -------   -------    -------    -------    -------
Total Net Inc from Cont Oper                     48.8     545.7     585.3      460.4      509.8       22.2
Discontinued Operations                             -         -         -          -          -      911.8
                                              -------   -------   -------    -------    -------    -------
Total Net Income                                 48.8     545.7     585.3      460.4      509.8      934.0
                                              =======   =======   =======    =======    =======    =======
Income from Operations
Lincoln Retirement                              183.4     316.2     358.1      299.4      262.4      223.0
Life Insurance                                  269.0     275.3     256.7      212.0      149.2       39.9
Investment Management                             1.8      (6.1)     25.0       61.0       43.9       18.1
Lincoln UK                                       34.6      58.1      59.2      (13.9)      70.9     (108.3)
Corporate & Other                               (57.2)      1.0     (16.0)     (83.1)       4.0     (223.3)
                                              -------   -------   -------    -------    -------    -------
Total Income from Cont Oper                     431.6     644.4     683.0      475.5      530.4      (50.6)
Discontinued Operations                             -         -         -          -          -      110.1
                                              -------   -------   -------    -------    -------    -------
Income from Operations                          431.6     644.4     683.0      475.5      530.4       59.4
                                              =======   =======   =======    =======    =======    =======
OTHER DATA

Assets                                       93,184.6  98,041.6  99,870.6  103,095.7   93,836.3   77,174.7

Shareholders' Equity
Including AOCI                                5,347.5   5,303.8   4,980.6    4,263.9    5,387.9    4,982.9
Excluding AOCI                                4,612.9   5,130.6   4,946.6    4,699.5    4,785.5    4,500.7
Average Equity (excluding AOCI)               4,983.3   5,057.1   4,831.4    4,786.2    4,636.3    4,172.7

Common Shares Outstanding  (millions)
End of Period - Diluted                         178.5     189.3     193.2      197.0      203.4      204.7
Average for the Period - Diluted                184.6     191.5     193.0      200.4      203.3      208.0

Per Share Data (Diluted)
Net Income from Continuing Operations           $0.26     $2.85     $3.03      $2.30      $2.51      $0.11
Net Income                                      $0.26     $2.85     $3.03      $2.30      $2.51      $4.49
Income (Loss) from Continuing Operations        $2.34     $3.37     $3.54      $2.37      $2.61     ($0.24)
Income from Operations*                         $2.34     $3.37     $3.54      $2.37      $2.61      $0.29

Shareholders' Equity Per Share
Shareholders' Equity (Includes AOCI)           $30.10    $28.32    $26.05     $21.76     $26.59     $24.63
Shareholders' Equity (Excludes accum AOCI)     $25.97    $27.39    $25.88     $23.98     $23.62     $22.25
Dividends Declared (Common Stock)               $1.30     $1.24     $1.18      $1.12      $1.06      $1.00

Return on Equity
Net Income/Average Equity                        1.0%     10.8%     12.1%       9.6%      11.0%      22.4%
Inc from Operations/Average Equity               8.7%     12.7%     14.1%       9.9%      11.4%       1.4%

Market Value of Common Stock
High for the Year                              $53.65    $52.75    $56.38     $57.50     $49.44     $39.06
Low for the Year                               $25.15    $38.00    $22.63     $36.00     $33.50     $24.50
Close for the Year                             $31.58    $48.57    $47.31     $40.00     $40.91     $39.06

                                                                                                     Ten-year
                                                                                                     compound
                                                                                                       annual
For the Year Ended December 31                   1996       1995       1994       1993       1992      growth
                                              -------    -------    -------    -------    -------     -------
Revenue
Lincoln Retirement                            1,805.0    1,877.1    1,506.2    1,603.8    1,336.2       3.0%
Life Insurance                                  549.2      514.9      466.2      477.5      444.4      14.9%
Investment Management                           410.5      290.5
Lincoln UK                                      393.2      351.5      216.0      174.9      180.6       4.4%
Corporate & Other                             1,575.6    1,552.5    1,744.1    2,680.9    2,780.9
                                              -------    -------    -------    -------    -------    -------
Total Revenue                                 4,733.6    4,586.5    3,932.5    4,937.1    4,742.1      (0.2%)
                                              =======    =======    =======    =======    =======    =======
Net Income
Lincoln Retirement                              204.3      248.8      142.4      127.1       89.4      (5.0%)
Life Insurance                                   51.8       40.6       34.2       37.8       46.8      16.0%
Investment Management                            25.0       27.4
Lincoln UK                                       66.0       45.7       18.5       12.6        9.2
Corporate & Other                                 9.3      (61.0)     (29.6)    (101.1)     125.1
                                              -------    -------    -------    -------    -------
Total Net Inc from Cont Oper                    356.4      301.4      165.5       76.4      270.5     (15.7%)
Discontinued Operations                         157.2      180.8      184.4      242.5       88.7
                                              -------    -------    -------    -------    -------
Total Net Income                                513.6      482.2      349.9      318.9      359.2     (18.1%)
                                              =======    =======    =======    =======    =======    =======
Income from Operations
Lincoln Retirement                              174.6      175.2      142.4      127.1       89.4       7.4%
Life Insurance                                   41.2       35.4       34.2       37.8       46.8      19.1%
Investment Management                            18.6       20.6
Lincoln UK                                       66.0       45.9       17.2       11.9        9.2      14.2%
Corporate & Other                                (1.7)    (136.2)      24.8       20.8        6.5
                                              -------    -------    -------    -------    -------    -------
Total Income from Cont Oper                     298.8      140.8      218.6      197.6      151.9      11.0%
Discontinued Operations                         135.3      165.6      171.1      145.9       88.7
                                              -------    -------    -------    -------    -------    -------
Income from Operations                          434.1      306.5      389.7      343.5      240.6       6.0%
                                              =======    =======    =======    =======    =======    =======
OTHER DATA

Assets                                       71,713.4   63,257.7   48,864.8   47,825.1   39,042.2       9.1%

Shareholders' Equity
Including AOCI                                4,470.0    4,378.1    3,042.1    4,072.3    2,826.8       6.6%
Excluding AOCI                                3,990.6    3,669.2    3,353.1    3,157.6    2,664.1       5.6%
Average Equity (excluding AOCI)               3,851.7    3,400.3    3,288.6    3,009.0    2,575.0       6.8%

Common Shares Outstanding  (millions)
End of Period - Diluted                         209.5      210.3      208.3      208.3      187.7
Average for the Period - Diluted                210.7      209.5      208.7      206.1      186.8

Per Share Data (Diluted)
Net Income from Continuing Operations           $1.69      $1.44      $0.79      $0.37      $1.45     (15.6%)
Net Income                                      $2.44      $2.30      $1.68      $1.55      $1.92     (18.0%)
Income (Loss) from Continuing Operations        $1.42      $0.67      $1.05      $0.96      $0.81      11.1%
Income from Operations*                         $2.06      $1.46      $1.87      $1.67      $1.29       6.1%

Shareholders' Equity Per Share
Shareholders' Equity (Includes AOCI)           $21.50     $20.95     $14.67     $19.69     $15.13       7.1%
Shareholders' Equity (Excludes accum AOCI)     $19.19     $17.55     $16.17     $15.27     $14.26       6.2%
Dividends Declared (Common Stock)               $0.94      $0.88     $0.830     $0.775     $0.738       5.8%

Return on Equity
Net Income/Average Equity                       13.3%      15.5%      10.6%      10.6%      13.9%
Inc from Operations/Average Equity              11.3%       9.8%      11.8%      11.4%       9.3%

Market Value of Common Stock
High for the Year                              $28.50     $26.88     $22.19     $24.13     $19.03
Low for the Year                               $20.38     $17.31     $17.31     $17.34     $12.63
Close for the Year                             $26.25     $26.88     $17.50     $21.75     $18.50       5.5%


Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                                                           PAGE 6
                                                                  Quarterly Summary
                                                           Unaudited [Millions of Dollars,
                                                               except Common Share Data]

                                     Sep         Dec        Mar        Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                2001       2001       2002       2002       2002       2002       2003       2003       2003
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Revenue
Lincoln Retirement                  478.2      467.5      453.0      442.6      440.7      451.4      397.8      486.4      536.3
Life Insurance                      460.6      464.7      423.9      439.8      441.6      479.6      457.5      474.0      468.9
Investment Management               108.8      110.8      107.3      106.1       97.5      102.2      102.1      116.4      121.7
Lincoln UK                           85.0       53.4       53.2       80.5       91.8       51.8       68.9       60.2       67.3
Corporate & Other                   485.3      367.4       88.5       88.5       91.8      103.6       73.0       76.1       74.8
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue                     1,618.0    1,463.8    1,126.0    1,157.5    1,163.4    1,188.6    1,099.3    1,213.2    1,268.8
                                 ========   ========   ========   ========   ========   ========   ========   ========   ========

Net Income
Lincoln Retirement                   57.6       53.1       46.6        9.2       (7.0)       5.0        6.9       81.7      102.0
Life Insurance                       63.8       50.9       43.5       56.7       46.4       59.5       48.5       65.6       55.8
Investment Management                (2.1)      (2.4)       2.1       (0.8)      (3.9)       1.1        1.0        4.6        6.3
Lincoln UK                           13.5       22.0       10.3        9.3        0.2       17.9        6.8       12.4       11.5
Corporate & Other                   (24.6)      33.2      (16.8)     (25.8)    (172.1)     (32.6)     (21.7)     (21.6)     (42.4)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Net Income                    108.0      156.9       85.6       48.5     (136.4)      51.0       41.6      142.7      133.3
                                 ========   ========   ========   ========   ========   ========   ========   ========   ========

Income from Operations
Lincoln Retirement                   71.4       73.7       79.4       46.8       21.8       35.4       57.4       86.1       94.3
Life Insurance                       69.1       72.3       70.4       72.8       62.7       63.1       60.7       71.8       58.7
Investment Management                (1.6)      (1.3)       3.1       (0.3)      (3.0)       2.1        1.3        4.5        9.7
Lincoln UK                            9.6       19.0       13.8        6.1       (0.6)      15.3        6.8       12.4       11.3
Corporate & Other                   (16.3)      23.0      (13.6)      (8.9)     (18.8)     (15.9)     (21.5)     (21.5)     (18.0)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations              132.2      186.7      153.1      116.4       62.1      100.0      104.8      153.3      156.0
                                 ========   ========   ========   ========   ========   ========   ========   ========   ========

OTHER DATA

Assets                           90,242.4   98,041.6   97,888.5   95,114.2   90,483.9   93,184.6   92,497.6   99,532.8  100,839.9

Shareholders' Equity
Beg of Period (including
AOCI)                             5,088.9    5,405.0    5,303.8    5,173.2    5,352.8    5,436.8    5,347.5    5,450.0    5,815.9
End of Period (including
AOCI)                             5,405.0    5,303.8    5,173.2    5,352.8    5,436.8    5,347.5    5,450.0    5,815.9    5,586.4
End of Period (excluding
AOCI)                             5,129.8    5,130.6    5,174.7    5,020.3    4,591.8    4,612.9    4,610.5    4,699.8    4,790.6
Average Equity (excluding
AOCI)                             5,124.8    5,179.0    5,179.8    5,165.8    4,944.0    4,643.6    4,682.0    4,672.0    4,784.5

Common Shares Outstanding
Average for the Period -
Diluted                             192.8      190.9      190.0      188.5      183.2      178.4      178.3      179.2      179.9
End of Period - Diluted             191.2      189.3      190.2      186.1      178.2      178.5      178.4      179.5      179.9

Per Share Data (Diluted)
Net Income                          $0.56      $0.82      $0.45      $0.26     ($0.74)     $0.29      $0.23      $0.80      $0.74
Income from Operations              $0.69      $0.98      $0.81      $0.62      $0.34      $0.56      $0.59      $0.86      $0.87

Shareholders' Equity
Shareholders' Equity
(including AOCI)                    28.48      28.32      27.53      29.01      30.64      30.10      30.66      32.68      31.34
Shareholders' Equity
(excluding AOCI)                    27.03      27.39      27.54      27.21      25.87      25.97      25.94      26.41      26.87
Dividends Declared
(Common Stock)                      0.305      0.320      0.320      0.320      0.320      0.335      0.335      0.335      0.335

Return on Equity
Net Income/Average Equity            8.4%      12.1%       6.6%       3.8%     (11.0%)      4.4%       3.6%      12.2%      11.1%
Inc from Operations/
Average Equity                      10.3%      14.4%      11.8%       9.0%       5.0%       8.6%       8.9%      13.1%      13.0%

Market Value of Common Stock
Highest Price                     $52.750    $49.450    $53.650    $52.540    $42.080    $35.950    $35.700    $37.500    $38.640
Lowest Price                      $41.000    $40.000    $47.200    $40.750    $29.120    $25.150    $24.730    $27.870    $34.630
Closing Price                     $46.630    $48.570    $50.730    $42.000    $30.550    $31.580    $28.000    $35.630    $35.380




                                                                                                                          PAGE 7

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Amounts in Millions]

                                                                                          Investment
For the Quarter Ended September 30          Lincoln Retirement      Life Insurance         Management             Lincoln UK
                                           -------------------   -------------------   -------------------   -------------------
                                                Sep        Sep        Sep        Sep        Sep        Sep        Sep        Sep
                                               2003       2002       2003       2002       2003       2002       2003       2002
                                           --------   --------   --------   --------   --------   --------   --------   --------
Revenue
Life and annuity premiums                       7.8       13.4       45.2       48.6                             16.1       11.7
Surrender charges                               7.4        8.7       13.7       13.4                   0.0
Mortality assessments                                               130.2      126.3                              8.7        8.7
Expense assessments                           115.2      103.9       48.9       49.2                   0.0       23.2       29.4
Health premiums                                                       0.0        0.0                              0.3        0.6
Investment advisory fees                                                                   78.7       67.0
Other revenue and fees                          8.3       (4.0)       6.4        5.1       29.5       19.9        2.6       24.5
Net investment income                         377.4      363.5      226.4      224.1       13.2       12.4       16.0       15.6
Realized gains (losses)
on investments                                 18.6      (43.8)      (1.7)     (25.9)       0.2       (1.8)       0.3        1.2
Gains (losses) on derivatives                   1.7       (1.1)      (0.3)       0.7

                                           --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue                                 536.3      440.7      468.9      441.6      121.7       97.5       67.3       91.8
                                           --------   --------   --------   --------   --------   --------   --------   --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits               44.6      107.8      118.5      105.2                             21.4       19.0
Div accum & div to policyholders                                     15.9       17.2
Interest credited to policy bal.              216.5      224.2      150.7      152.6                  (0.0)
Health policy benefits                                                0.0        0.0                              1.3        4.8
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                      261.1      332.0      285.1      275.1                  (0.0)      22.7       23.8
Underwriting, acquisition,
insurance and other expenses:
Commissions                                    80.7       83.0       34.4       31.8                  (0.0)       1.0        1.6
Other volume related expenses                  16.1       19.6       48.3       45.8                   0.0
Operating and administrative
expenses                                       57.0       53.0       41.7       41.1      101.6       99.4       19.6       20.2
Restructuring charges                           8.4                   2.5                   5.3       (0.4)
Taxes, licenses and fees                        3.7        3.0       16.1       13.2        2.4        1.9

Par policyholder interests
Foreign exchange
                                           --------   --------   --------   --------   --------   --------   --------   --------
Subtotal                                      166.0      158.6      143.0      131.8      109.3      100.9       20.6       21.8
Deferral of acquisition costs                 (63.6)     (66.0)     (88.0)     (78.6)                            (0.2)      (0.9)
DAC amortization                               33.6       47.1       21.1       23.9                              7.3       33.8
                                           --------   --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization              (30.0)     (18.9)     (66.9)     (54.8)                             7.1       33.0
PVIF amortization                               3.3        4.1       26.9       23.3                             (0.7)      12.8
Other intangibles amortization                                                              2.0        2.0
Total underwriting, acquisition,
insurance and other expenses                  139.3      143.8      103.0      100.4      111.3      102.9       27.0       67.6
Goodwill amortization
Interest                                        0.0
                                           --------   --------   --------   --------   --------   --------   --------   --------
Benefits and Expenses                         400.3      475.8      388.1      375.5      111.3      102.9       49.6       91.4
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income Before Federal Income
Tax and
Cumulative Effect of Accounting
Changes                                       135.9      (35.1)      80.8       66.1       10.3       (5.4)      17.6        0.4

Federal income taxes                           33.9      (28.0)      24.9       19.7        4.0       (1.5)       6.1        0.2
Income Before Cumulative Effect of
                                           --------   --------   --------   --------   --------   --------   --------   --------
Accounting Changes                            102.0       (7.0)      55.8       46.4        6.3       (3.9)      11.5        0.2
                                           --------   --------   --------   --------   --------   --------   --------   --------
Cumulative effect of accounting
changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Net Income                                    102.0       (7.0)      55.8       46.4        6.3       (3.9)      11.5        0.2
                                           ========   ========   ========   ========   ========   ========   ========   ========
Less:
Restructuring charges                          (5.5)                 (1.6)                 (3.5)       0.3
Realized gains (losses) on
investments                                    12.1      (28.0)      (1.1)     (16.9)       0.1       (1.2)       0.2        0.9
Gains (losses) on derivatives                   1.1       (0.8)      (0.2)       0.6
Reserve development on business
sold through reinsurance/Amortization
of gain
Gain on sale of subsidiaries
Cumulative effect of accounting
changes
Loss on early retirement of
subordinated debt
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations                         94.3       21.8       58.7       62.7        9.7       (3.0)      11.3       (0.6)
                                           ========   ========   ========   ========   ========   ========   ========   ========




                                                                                           PAGE 7A
                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                      Corporate and         Consolidating
For the Quarter Ended September 30   Other Operations        Adjustments           Consolidated
                                    -----------------    ------------------    -------------------
                                      Sep         Sep       Sep         Sep       Sep          Sep
                                     2003        2002      2003        2002      2003         2002
                                    -----      ------    ------      ------    ------       ------
Revenue
Life and annuity premiums                        (2.1)                           69.1         71.6
Surrender charges                                           0.5         0.7      21.5         22.8
Mortality assessments                (1.0)       (0.9)                          137.9        134.1
Expense assessments                   1.0         0.9      10.2         9.8     198.5        193.2
Health premiums                      (0.0)      (10.2)                            0.4         (9.6)
Investment advisory fees                                  (25.5)      (24.1)     53.2         42.9
Amortization of deferred
gain                                 18.3        22.1                            18.3         22.1
Amortization of deferred
gain-reserve development              3.7        (1.4)                            3.7         (1.4)
Other revenue and fees              110.0        94.4     (74.0)      (67.9)     82.9         72.1
Net investment income                32.3        38.4      (0.8)       (1.6)    664.4        652.4
Earnings in Unconsolidated
Affiliates
Realized gains (losses)
on investments                       (7.6)       33.2                             9.8        (37.1)
Gains (losses) on
derivatives                           7.7         0.6                             9.1          0.3
                                    -----      ------    ------      ------   -------      -------
Total Revenue                       164.4       174.9     (89.6)      (83.1)  1,268.8      1,163.4
                                    -----      ------    ------      ------   -------      -------
Benefits and Expenses
Ins. benefits paid or
provided:
Life and annuity policy
benefits                             42.7        (2.4)                          227.1        229.7
Div accum & div to
policyholders                         0.0         0.0                            15.9         17.2
Interest credited to
policy bal.                          31.8        32.6       6.6         7.9     405.6        417.4
Health policy benefits              (42.8)        2.6                           (41.5)         7.3
Reserve developments
on Reins. business sold              32.1       270.0                            32.1        270.0
                                    -----      ------    ------      ------   -------      -------
Total insurance benefits             63.8       302.8       6.6         7.9     639.2        941.6
Underwriting, acquisition,
insurance and other expenses:
Commissions                          20.0         2.4       7.8         5.8     144.1        124.6
Other volume related
expenses                             55.7        44.7     (29.5)      (46.2)     90.5         63.9
Operating and administrative
expenses                             55.6        61.6     (65.7)      (47.2)    209.8        228.1
Restructuring charges                 3.6        (1.7)                           19.8         (2.1)
Loss on early retirement
of subordinated debt                  5.6                                         5.6
Taxes, licenses and fees              4.2         6.0                            26.4         24.1
Par policyholder interests
Foreign exchange                                  0.4                                          0.4
                                    -----      ------    ------      ------   -------      -------
Subtotal                            144.7       113.5     (87.4)      (87.6)    496.2        439.1
Deferral of acquisition
costs                                                     (13.9)       (9.9)   (165.7)      (155.5)
DAC amortization                      0.1         0.1       5.9         8.1      67.9        113.0
                                    -----      ------    ------      ------   -------      -------
DAC deferral net of
amortization                          0.1         0.1      (8.0)       (1.9)    (97.8)       (42.5)
PVIF amortization                                                                29.6         40.2
Other intangibles
amortization                                                                      2.0          2.0
Total underwriting,
acquisition,
insurance and other
expenses                            144.8       113.6     (95.4)      (89.4)    430.0        438.8
Goodwill amortization
Interest                             21.8        25.3      (0.8)       (1.6)     21.0         23.7
                                    -----      ------    ------      ------   -------      -------
Total Benefits and Expenses         230.4       441.7     (89.6)      (83.1)  1,090.2      1,404.1
                                    -----      ------    ------      ------   -------      -------
Income Before Federal
Income Tax and
Cumulative Effect of
Accounting Changes                  (66.0)     (266.8)     (0.0)        0.0     178.7       (240.7)

Federal income taxes                (23.6)      (94.7)                           45.4       (104.3)

Income Before Cumulative
Effect of
                                    -----      ------    ------      ------    ------       ------
Accounting Changes                  (42.4)     (172.1)     (0.0)        0.0     133.3       (136.4)
                                    -----      ------    ------      ------    ------       ------
Cumulative effect of
accounting changes
                                    -----      ------    ------      ------    ------       ------
Net Income                          (42.4)     (172.1)     (0.0)        0.0     133.3       (136.4)
                                    =====      ======    ======      ======    ======       ======
Less:
Restructuring charges                (2.4)        1.1                           (12.9)         1.3
Realized gains (losses)
on investments                       (4.9)       21.6                             6.4        (23.6)
Gains (losses) on
derivatives                           5.0         0.4                             5.9          0.1
Reserve development on
business sold through
reinsurance/Amortization of
deferred gain                       (18.5)     (176.4)                          (18.5)      (176.4)
Gain on sale of subsidiaries
Cumulative effect of
accounting changes
Loss on early retirement
of subordinated debt                 (3.7)                                       (3.7)
                                    -----      ------    ------      ------    ------       ------
Income from Operations              (18.0)      (18.8)     (0.0)        0.0     156.0         62.1
                                    =====      ======    ======      ======    ======       ======




                                                                                                                          PAGE 8

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                                                                            Investment
For the Nine Months Ended September 30     Lincoln Retirement      Life Insurance           Management            Lincoln UK
                                           -------------------   -------------------   -------------------   -------------------
                                                Sep        Sep        Sep        Sep        Sep        Sep        Sep        Sep
                                               2003       2002       2003       2002       2003       2002       2003       2002
                                           --------   --------   --------   --------   --------   --------   --------   --------
Revenue
Life and annuity premiums                      16.3       38.7      142.6      147.2                             41.4       34.5
Surrender charges                              22.7       23.8       37.5       38.6                   0.0
Mortality assessments                                               388.2      374.2                             27.0       23.5
Expense assessments                           317.1      345.7      146.8      143.2                   0.0       69.2       82.4
Health premiums                                                       0.1        0.1                              1.5        2.0
Investment advisory fees                                                                  221.8      212.1
Other revenue and fees                          8.2        0.6       19.5       17.5       81.1       64.9        9.0       36.8
Net investment income                        1114.2     1079.1      683.0      675.8       37.4       37.9       47.9       45.5
Realized gains (losses)
on investments                                (57.3)    (150.5)     (16.9)     (92.7)      (0.1)      (4.0)       0.2        0.7
Gains (losses) on derivatives                  (0.8)      (1.2)      (0.4)       1.4
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue                                1420.5     1336.3     1400.5     1305.4      340.2      310.9      196.3      225.4
                                           --------   --------   --------   --------   --------   --------   --------   --------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits              144.5      235.8      332.8      312.9                             59.0       49.6
Div accum & div to policyholders                                     47.8       53.2
Interest credited to policy bal.              653.6      672.1      450.7      447.8                  (0.0)
Health policy benefits                                                0.0        0.0                              6.2       11.6
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                      798.1      907.8      831.3      813.9                  (0.0)      65.2       61.1
Underwriting, acquisition,
insurance and other expenses:
Commissions                                   221.7      248.0       97.5      101.2                  (0.0)       2.9        4.8
Other volume related expenses                  44.7       46.5      145.7      132.0                   0.0
Operating and administrative expenses         167.7      161.4      120.8      117.5      301.3      297.4       58.3       56.4
Restructuring charges                          14.6        1.6       15.3                   5.3       (0.4)
Taxes, licenses and fees                       13.7       11.9       44.3       41.7        8.2       10.6
Par policyholder interests
Foreign exchange
                                           --------   --------   --------   --------   --------   --------   --------   --------
Subtotal                                      462.4      469.4      423.6      392.4      314.8      307.6       61.3       61.2
Deferral of acquisition costs                (162.5)    (188.6)    (258.7)    (235.1)                            (1.9)      (2.8)
DAC amortization                               93.0      128.0       97.5       69.5                             27.9       61.4
                                           --------   --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization              (69.4)     (60.6)    (161.2)    (165.6)                            26.0       58.6
PVIF amortization                               7.7       11.8       61.5       56.5                             (3.4)      25.2
Other intangibles amortization                                                              6.0        6.2
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total underwriting, acquisition,
insurance and other expenses                  400.7      420.6      324.0      283.3      320.7      313.9       83.9      145.1
                                           --------   --------   --------   --------   --------   --------   --------   --------
Benefits and Expenses                        1198.8     1328.4     1155.3     1097.2      320.7      313.9      149.1      206.2
                                           --------   --------   --------   --------   --------   --------   --------   --------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes       221.7        7.9      245.2      208.2       19.4       (2.9)      47.2       19.2

Federal income taxes                           31.1      (40.9)      75.3       61.6        7.5       (0.4)      16.5       (0.6)

                                           --------   --------   --------   --------   --------   --------   --------   --------
Income Before Cumulative Effect of
Accounting Changes                            190.6       48.7      169.9      146.6       12.0       (2.5)      30.7       19.8

Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Net Income                                    190.6       48.7      169.9      146.6       12.0       (2.5)      30.7       19.8
                                           ========   ========   ========   ========   ========   ========   ========   ========

Less:
Restructuring charges                          (9.5)      (1.0)     (10.0)                 (3.5)       0.3
Realized gains (losses) on investments        (37.2)     (97.4)     (11.0)     (60.2)      (0.1)      (2.6)       0.2        0.5
Gains (losses) on derivatives                  (0.5)      (0.8)      (0.3)       0.9
Reserve development on business sold
through reinsurance/Amortization of
deferred gain
Gain on sale of subsidiaries
Cumulative effect of accounting changes
Loss on early retirement of subordinated
debt
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations                        237.8      147.9      191.2      205.9       15.5       (0.2)      30.6       19.3
                                           ========   ========   ========   ========   ========   ========   ========   ========




                                                                                                   PAGE 8A

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                              Corporate and         Consolidating
For the Nine Months Ended September 30      Other Operations         Adjustments           Consolidated
                                           -------------------   -------------------   -------------------
                                                Sep        Sep        Sep        Sep        Sep        Sep
                                               2003       2002       2003       2002       2003       2002
                                           --------   --------   --------   --------   --------   --------
Revenue
Life and annuity premiums                                 (5.5)                           200.3      214.9
Surrender charges                                                     1.5        1.8       61.8       64.3
Mortality assessments                          (2.9)      (2.7)                           412.4      395.0
Expense assessments                             2.9        2.7       30.4       31.1      566.4      605.1
Health premiums                                 1.8       (0.9)                             3.4        1.2
Investment advisory fees                                            (75.0)     (73.5)     146.8      138.7
Amortization of deferred gain                  54.9       68.3                             54.9       68.3
Amortization of deferred
gain-reserve development                        3.3       (1.4)                             3.3       (1.4)
Other revenue and fees                        320.9      297.2     (210.7)    (199.0)     227.9      218.0
Net investment income                          99.6      130.9       (2.9)      (4.7)   1,979.3    1,964.6
Earnings in Unconsolidated Affiliates                     (0.6)                                       (0.6)
Realized gains (losses) on investments         (7.4)      24.5                            (81.5)    (222.0)
Gains (losses) on derivatives                   7.5        0.6                              6.3        0.8
                                           --------   --------   --------   --------   --------   --------
Total Revenue                                 480.6      513.0     (256.7)    (244.2)   3,581.3    3,446.9
                                           --------   --------   --------   --------   --------   --------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits               33.0       (0.9)                           569.3      597.3
Div accum & div to policyholders                0.0        0.0                             47.8       53.2
Interest credited to policy bal.               97.2       62.1       19.8       24.0     1221.2     1206.0
Health policy benefits                        (31.3)      33.0                            (25.0)      44.6
Reserve developments on Reins.
business sold                                  32.1      292.2                             32.1      292.2
                                           --------   --------   --------   --------   --------   --------
Total insurance benefits                      131.0      386.4       19.8       24.0    1,845.4    2,193.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                                    58.0       44.0       22.5       19.4      402.7      417.4
Other volume related expenses                 153.9      142.4     (116.7)    (136.8)     227.5      184.1
Operating and administrative
expenses                                      175.9      174.9     (160.9)    (139.3)     663.0      668.3
Restructuring charges                           3.6       (1.7)                            38.8       (0.5)
Loss on early retirement of
subordinated debt                               5.6                                         5.6
Taxes, licenses and fees                       14.0       20.0                             80.2       84.2
Par policyholder interests
Foreign exchange                               (0.0)       1.0                             (0.0)       1.0
                                           --------   --------   --------   --------   --------   --------
Subtotal                                      410.9      380.5     (255.2)    (256.6)    1417.7     1354.5
Deferral of acquisition costs                             (1.4)     (31.8)     (31.5)    (454.8)    (459.5)
DAC amortization                                0.2        0.3       13.4       24.6      232.0      283.9
                                           --------   --------   --------   --------   --------   --------
DAC deferral net of amortization                0.2       (1.1)     (18.4)      (6.9)    (222.7)    (175.5)
PVIF amortization                                                                          65.8       93.5
Other intangibles amortization                                                              6.0        6.2
Total underwriting, acquisition,
insurance and other expenses                  411.1      379.4     (273.6)    (263.6)    1266.8     1278.6
Interest                                       70.2       77.8       (2.9)      (4.7)      67.3       73.1
                                           --------   --------   --------   --------   --------   --------
Total Benefits and Expenses                   612.3      843.6     (256.7)    (244.2)   3,179.5    3,545.1
                                           --------   --------   --------   --------   --------   --------
Income from Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                           (131.7)    (330.6)       0.0        0.0      401.8      (98.3)

Federal income taxes                          (46.1)    (115.8)      (0.0)                 84.2      (96.0)

Income Before Cumulative Effect of
                                           --------   --------   --------   --------   --------   --------
Accounting Changes                            (85.6)    (214.8)       0.0        0.0      317.6       (2.2)
                                           --------   --------   --------   --------   --------   --------
Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------
Net Income                                    (85.6)    (214.8)       0.0        0.0      317.6       (2.2)
                                           ========   ========   ========   ========   ========   ========
Less:
Restructuring charges                          (2.4)       1.1                            (25.3)       0.3
Realized gains (losses) on investments         (4.8)      15.9        0.0                 (53.0)    (143.9)
Gains (losses) on derivatives                   4.9        0.4                              4.1        0.5
Reserve development on business sold
through reinsurance/Amortization of
deferred gain                                 (18.7)    (190.8)                           (18.7)    (190.8)
Gain on sale of subsidiaries
Cumulative effect of accounting
changes
Loss on early retirement of
subordinated debt                              (3.7)                                       (3.7)
                                           --------   --------   --------   --------   --------   --------
Income from Operations                        (61.0)     (41.3)       0.0        0.0      414.1      331.6
                                           ========   ========   ========   ========   ========   ========




                                                                                                        PAGE 9

                                                      Statement of Consolidated Income
                                                       Unaudited [Millions of Dollars]
                                                                                               YTD         YTD
                                                                                               Sep         Sep
For the Year Ended December 31        1998        1999       2000       2001      2002        2002        2003
                                   -------     -------    -------    -------   -------     -------     -------
Revenue
Life and annuity premiums            985.6      1183.0     1403.3     1363.4     295.6       214.9       200.3
Surrender charges                     91.5       110.2      114.7      101.5      87.8        64.3        61.8
Mortality assessments                380.1       496.4      496.5      533.3     530.3       395.0       412.4
Expense assessments                  773.8       896.0     1013.1      880.1     792.7       605.1       566.4
Health premiums                      635.1       698.5      409.8      340.6      20.3         1.2         3.4
Investment advisory fees             227.1       223.8      213.1      197.2     183.3       138.7       146.8
Amortization of deferred gain                                           20.4      75.2        68.3        54.9
Amortization of deferred
gain-reserve development                                                          (0.8)       (1.4)        3.3
Other revenue and fees               261.0       344.5      441.1      328.7     299.5       218.0       227.9
Net investment income              2,710.6     2,842.5    2,784.1    2,708.7   2,631.9     1,964.6     1,979.3
Earnings in Unconsolidated
Affiliates                             3.3         5.8       (0.4)       5.7      (0.6)       (0.6)
Realized gains (losses) on
investments                           19.0         3.0      (28.3)     (92.4)   (280.9)     (222.0)      (81.5)
Gains (losses) on derivatives                                           (9.3)      1.2         0.8         6.3
                                   -------     -------    -------    -------   -------     -------     -------
Total Revenue                      6,087.1     6,803.7    6,847.1    6,378.0   4,635.5     3,446.9     3,581.3
                                   -------     -------    -------    -------   -------     -------     -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits   1,237.7     1,546.6    1,546.4    1,517.9     811.3       597.3       569.3
Div accum & div to policyholders      78.0        88.4       87.6       83.7      76.0        53.2        47.8
Interest credited to policy bal.   1,446.2     1,510.4    1,474.2    1,506.0   1,617.1     1,206.0     1,221.2
Health policy benefits               566.9       659.7      449.0      302.1      49.7        44.6       (25.0)
Reserve developments on Reins.
business sold                                                                    305.4       292.2        32.1
                                   -------     -------    -------    -------   -------     -------     -------
Total insurance benefits           3,328.9     3,805.0    3,557.2    3,409.7   2,859.5     2,193.3     1,845.4
Underwriting, acquisition,
insurance and other expenses:
Commissions                          740.1       961.0      919.1      860.3     579.4       417.4       402.7
Other volume related expenses        150.7       197.1      253.8      184.8     256.8       184.1       227.5
Operating and administrative
expenses                             997.9      1165.3     1208.4     1114.5     928.0       668.3       663.0
Restructuring charges                 52.8        27.4      104.9       38.0      (2.2)       (0.5)       38.8
Loss on early retirement of
subordinated debt                                                                                          5.6
Taxes, licenses and fees              73.1        77.9      107.5      122.9     106.8        84.2        80.2
Par policyholder interests            (4.3)        3.3        1.1
Foreign exchange                      (1.5)        1.9       (2.9)      (1.4)      0.3         1.0        (0.0)
                                   -------     -------    -------    -------   -------     -------     -------
Subtotal                           2,008.8     2,433.8    2,592.0    2,319.1   1,869.0     1,354.5     1,417.7
Deferral of acquisition costs                                         (714.1)   (627.3)     (459.5)     (454.8)
DAC amortization                                                       367.8     346.7       283.9       232.0
                                   -------     -------    -------    -------   -------     -------     -------
DAC deferral net of amortization    (208.2)     (314.6)    (427.5)    (346.3)   (280.6)     (175.5)     (222.7)
PVIF amortization                     77.1       102.5      132.6      113.1     136.5        93.5        65.8
Other intangibles amortization        18.8        18.0       17.7       12.1       8.2         6.2         6.0
                                   -------     -------    -------    -------   -------     -------     -------
Total underwriting, acquisition,
insurance and other expenses       1,896.5     2,239.7    2,314.9    2,098.0   1,733.2     1,278.6     1,266.8
Goodwill amortization                 44.5        49.2       45.1       43.4
Interest                             117.1       133.7      139.5      121.0      96.6        73.1        67.3
                                   -------     -------    -------    -------   -------     -------     -------
Total Benefits and Expenses        5,386.9     6,227.6    6,056.7    5,672.1   4,689.3     3,545.1     3,179.5
                                   -------     -------    -------    -------   -------     -------     -------

Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                   700.2       576.1      790.5      705.9     (53.8)      (98.3)      401.8

Federal income taxes                 190.4       115.7      205.2      144.7    (102.6)      (96.0)       84.2

Income Before Cumulative Effect of -------     -------    -------    -------   -------     -------     -------
Accounting Changes                   509.8       460.4      585.3      561.2      48.8        (2.2)      317.6
                                   -------     -------    -------    -------   -------     -------     -------
Cumulative effect of accounting
changes                                                                (15.6)
                                   -------     -------    -------    -------   -------     -------     -------
Net Income                           509.8       460.4      585.3      545.7      48.8        (2.2)      317.6
                                   =======     =======    =======    =======   =======     =======     =======
Less:
Restructuring charges                (34.3)      (18.9)     (80.2)     (24.7)      2.0         0.3       (25.3)
Realized gains (losses) on
investments                           13.7         3.8      (17.5)     (68.7)   (177.2)     (143.9)      (53.0)
Gains (losses) on derivatives                                           (4.9)      0.8         0.5         4.1
Reserve development on business
sold through reinsurance/
Amortization of deferred gain                                                   (199.1)     (190.8)      (18.7)
Gain on sale of subsidiaries                                            15.0      (9.4)
Cumulative Effect of
Accounting Changes                                                     (15.6)
Loss on early retirement of
subordinated debt                                                                                         (3.7)
                                   -------     -------    -------    -------   -------     -------     -------
Income from Operations               530.4       475.5      683.0      644.4     431.6       331.6       414.1
                                   =======     =======    =======    =======   =======     =======     =======

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                         3,070.5   2,885.3     2,885.3     2,970.9
Deferral                                                               714.1     627.3       459.5       454.8
Amortization                                                          (367.8)   (346.7)     (283.9)     (232.0)
                                                                     -------   -------     -------     -------
Included in Total Benefits
and Expenses                                                           346.3     280.6       175.5       222.7
Adjustment related to realized
(gains) losses
on securities available-for-sale                                       112.9     115.0        97.3       (22.3)
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                      (187.2)   (338.5)     (304.3)     (271.2)
Foreign currency translation
adjustment                                                             (16.0)     56.9        43.2        19.2
Disposition of business                                               (425.9)      0.0         0.0         0.0
Other                                                                  (15.3)    (28.4)      (28.3)        0.0
                                                                     -------   -------     -------     -------
Balance at end-of-year                                               2,885.3   2,970.9     2,868.7     2,919.4
                                                                     =======   =======     =======     =======

Roll Forward of Present Value
of In-Force

Balance at beginning-of-year                                         1,483.3   1,362.5     1,362.5     1,250.1
Amortization                                                          (113.1)   (136.5)      (93.5)      (65.8)
Foreign currency translation
adjustment                                                              (7.0)     24.1        18.0         8.2
Other                                                                   (0.7)     (0.0)       (0.1)        0.0
                                                                     -------   -------     -------     -------
Balance at end-of-year                                               1,362.5   1,250.1     1,286.9     1,192.5
                                                                     =======   =======     =======     =======

Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                       PAGE 10

                                          Statement of Consolidated Income
                                           Unaudited [Millions of Dollars]


For the Quarter Ended                              Sep       Dec       Mar       Jun       Sep
                                                  2001      2001      2002      2002      2002
                                               -------   -------   -------   -------   -------
Revenue
Life and annuity premiums                        336.8     270.7      74.7      68.7      71.6
Surrender charges                                 23.2      27.7      20.2      21.3      22.8
Mortality assessments                            133.3     132.6     130.4     130.5     134.1
Expense assessments                              217.4     205.9     203.9     208.0     193.2
Health premiums                                  103.9      36.1       2.4       8.3     (9.6)
Investment advisory fees                          47.2      50.9      48.0      47.8      42.9
Amortization of deferred gain                               20.4      24.2      22.0      22.1
Amortization of deferred
gain-reserve development                                                                  (1.4)
Other revenue and fees                           100.2      87.9      70.8      75.1      72.1
Net investment income                            693.3     653.1     654.8     657.4     652.4
Earnings in Unconsolidated Affiliates              0.4       4.3                (0.6)
Realized gains (losses) on investments           (37.1)    (16.8)   (103.5)    (81.5)    (37.1)
Gains (losses) on derivatives                     (0.5)     (8.9)      0.1       0.4       0.3
                                               -------   -------   -------   -------   -------
Total Revenue                                  1,618.0   1,463.8   1,126.0   1,157.5   1,163.4
                                               -------   -------   -------   -------   -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 422.6     302.8     176.1     191.5     229.7
Div accum & div to policyholders                  18.0      26.6      17.8      18.2      17.2
Interest credited to policy bal.                 378.7     390.6     406.2     382.5     417.4
Health policy benefits                            83.8      25.0       3.3      33.9       7.3
Reserve developments on Reins. business sold                                    22.2     270.0
                                               -------   -------   -------   -------   -------
Total insurance benefits                         903.1     744.9     603.4     648.3     941.6
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      207.9     217.9     144.2     148.6     124.6
Other volume related expenses                     53.1      29.1      54.7      65.5      63.9
Operating and administrative expenses            279.7     314.9     220.7     219.4     228.1
Restructuring charges                             (0.0)     31.0                 1.6     (2.1)
Loss on early retirement of subordinated debt
Taxes, licenses and fees                          30.0      28.4      36.6      23.5      24.1
Par policyholder interests
Foreign exchange                                  (2.5)      1.1       0.0       0.6       0.4
                                               -------   -------   -------   -------   -------
Subtotal                                         568.3     622.4     456.2     459.2     439.1
Deferral of acquisition costs                   (183.4)   (194.5)   (147.9)   (156.1)   (155.5)
DAC amortization                                 118.0      56.8      70.4     100.5     113.0
                                               -------   -------   -------   -------   -------
DAC deferral net of amortization                 (65.4)   (137.7)    (77.5)    (55.5)    (42.5)
PVIF amortization                                 34.4      21.8      21.3      31.9      40.2
Other intangibles amortization                     2.6       2.5       2.2       2.0       2.0
                                               -------   -------   -------   -------   -------
Total underwriting, acquisition,
insurance and other expenses                     539.9     509.0     402.2     437.6     438.8
Goodwill amortization                             10.9      10.7
Interest                                          29.6      25.0      24.8      24.6      23.7
Total Benefits and Expenses                    1,483.5   1,289.7   1,030.4   1,110.5   1,404.1
                                               -------   -------   -------   -------   -------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes          134.5     174.2      95.5      46.9   (240.7)

Federal income taxes                              26.4      17.3       9.9      (1.6)   (104.3)

Income Before Cumulative Effect of
                                               -------   -------   -------   -------   -------
Accounting Changes                               108.0     156.9      85.6      48.5    (136.4)
                                               -------   -------   -------   -------   -------
Cumulative effect of accounting changes                     (0.0)
                                               -------   -------   -------   -------   -------
Net Income                                       108.0     156.9      85.6      48.5    (136.4)
                                               -------   -------   -------   -------   -------
Less:
Restructuring charges                              0.0     (20.2)               (1.0)      1.3
Realized gains (losses) on investments           (23.8)    (20.0)    (67.6)    (52.7)    (23.6)
Gains (losses) on derivatives                     (0.4)     (4.6)      0.1       0.3       0.1
Reserve increase on business sold through
reinsurance                                                                    (14.4)   (176.4)
Gain on sale of subsidiaries                                15.0
Cumulative Effect of Accounting Changes                     (0.0)
Loss on early retirement of subordinated debt
                                               -------   -------   -------   -------   -------
Income from Operations                           132.2     186.7     153.1     116.4      62.1
                                               =======   =======   =======   =======   =======

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                 3,129.1   3,087.2   2,885.3   3,114.9   3,056.6
Deferral                                         183.4     194.5     147.9     156.1     155.5
Amortization                                    (118.0)    (56.8)    (70.4)   (100.5)   (113.0)
                                               -------   -------   -------   -------   -------
Included in Total Benefits and Expenses           65.4     137.7      77.5      55.5      42.5
Adjustment related to realized (gains)
losses
on securities available-for-sale                  23.9      49.5      41.9      32.5      22.9
Adjustment related to unrealized (gains)
losses
on securities available-for-sale                (157.0)     68.1     114.9    (152.1)   (267.1)
Foreign currency translation adjustment           23.8      (7.2)    (12.2)     41.7      13.8
Disposition of business                                   (425.9)
Other                                              2.1     (24.2)      7.5     (35.7)     (0.0)
                                               -------   -------   -------   -------   -------
Balance at end-of-period                       3,087.2   2,885.3   3,114.9   3,056.6   2,868.7
                                               =======   =======   =======   =======   =======


Roll Forward of Present Value of In-Force

Balance at beginning-of-period                 1,412.3   1,387.4   1,362.5   1,336.1   1,321.4
Amortization                                     (34.4)    (21.8)    (21.3)    (31.9)    (40.2)
Foreign currency translation adjustment           10.3      (3.2)     (5.1)     17.4       5.7
Other                                             (0.7)                         (0.1)
                                               -------   -------   -------   -------   -------
Balance at end-of-period                       1,387.4   1,362.5   1,336.1   1,321.4   1,286.9
                                               =======   =======   =======   =======   =======


For the Quarter Ended                              Dec       Mar       Jun       Sep
                                                  2002      2003      2003      2003
                                               -------   -------   -------   -------
Revenue
Life and annuity premiums                         80.7      65.3      65.9      69.1
Surrender charges                                 23.5      18.9      21.3      21.5
Mortality assessments                            135.3     138.9     135.6     137.9
Expense assessments                              187.6     177.1     190.9     198.5
Health premiums                                   19.1       3.0       0.1       0.4
Investment advisory fees                          44.7      44.2      49.4      53.2
Amortization of deferred gain                      6.9      18.4      18.2      18.3
Amortization of deferred
gain-reserve development                           0.5      (0.2)     (0.2)      3.7
Other revenue and fees                            81.5      70.6      74.5      82.9
Net investment income                            667.3     654.6     660.2     664.4
Earnings in Unconsolidated Affiliates
Realized gains (losses) on investments           (58.9)    (89.6)     (1.7)      9.8
Gains (losses) on derivatives                      0.3      (1.9)     (1.0)      9.1
                                               -------   -------   -------   -------
Total Revenue                                  1,188.6   1,099.3   1,213.2   1,268.8
                                               -------   -------   -------   -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 214.0     187.1     155.1     227.1
Div accum & div to policyholders                  22.8      14.4      17.6      15.9
Interest credited to policy bal.                 411.1     409.3     406.3     405.6
Health policy benefits                             5.1       2.3      14.2     (41.5)
Reserve developments on Reins. business sold      13.2                          32.1
                                               -------   -------   -------   -------
Total insurance benefits                         666.2     613.0     593.2     639.2
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      162.0     125.7     132.9     144.1
Other volume related expenses                     72.6      71.5      65.4      90.5
Operating and administrative expenses            259.7     217.8     235.5     209.8
Restructuring charges                             (1.7)      5.5      13.5      19.8
Loss on early retirement of subordinated debt                                    5.6
Taxes, licenses and fees                          22.6      30.6      23.1      26.4
Par policyholder interests
Foreign exchange                                  (0.6)     (0.0)
                                               -------   -------   -------   -------
Subtotal                                         514.6     451.2     470.3     496.2
Deferral of acquisition costs                   (167.8)   (148.5)   (140.6)   (165.7)
DAC amortization                                  62.8     100.1      64.0      67.9
                                               -------   -------   -------   -------
DAC deferral net of amortization                (105.0)    (48.4)    (76.5)    (97.8)
PVIF amortization                                 43.0      22.7      13.6      29.6
Other intangibles amortization                     2.0       2.0       2.0       2.0
                                               -------   -------   -------   -------
Total underwriting, acquisition,
insurance and other expenses                     454.5     427.5     409.3     430.0
Goodwill amortization
Interest                                          23.5      23.3      23.0      21.0
                                               -------   -------   -------   -------
Total Benefits and Expenses                    1,144.2   1,063.9   1,025.5   1,090.2
                                               -------   -------   -------   -------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes           44.4      35.4     187.7     178.7

Federal income taxes                              (6.6)     (6.1)     45.0      45.4
                                               -------    -------  -------   -------
Income Before Cumulative Effect of
Accounting Changes                                51.0      41.6     142.7     133.3
                                               -------   -------   -------   -------
Cumulative effect of accounting changes
                                               -------   -------   -------   -------
Net Income                                        51.0      41.6     142.7     133.3
                                               -------   -------   -------   -------
Less:
Restructuring charges                              1.7      (3.6)     (8.8)    (12.9)
Realized gains (losses) on investments           (33.3)    (58.2)     (1.1)      6.4
Gains (losses) on derivatives                      0.2      (1.2)     (0.6)      5.9
Reserve increase on business sold
through reinsurance                               (8.2)     (0.1)     (0.1)    (18.5)
Gain on sale of subsidiaries                      (9.4)
Cumulative Effect of Accounting Changes
Loss on early retirement of subordinated debt                                   (3.7)
                                               -------   -------   -------   -------
Income from Operations                           100.0     104.8     153.3     156.0
                                               =======   =======   =======   =======

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                 2,868.7   2,970.9   2,919.0   2,697.1
Deferral                                         167.8     148.5     140.6     165.7
Amortization                                     (62.8)   (100.1)    (64.0)    (67.9)
                                               -------   -------   -------   -------
Included in Total Benefits and Expenses          105.0      48.4      76.5      97.8
Adjustment related to realized (gains)
losses on securities available-for-sale           17.8      30.0       8.3     (60.6)
Adjustment related to unrealized (gains)
losses on securities available-for-sale          (34.2)   (119.4)   (334.0)    182.2
Foreign currency translation adjustment           13.7     (10.9)     27.2       2.8
Disposition of business
Other
                                               -------   -------   -------   -------
Balance at end-of-period                       2,970.9   2,919.0   2,697.1   2,919.4
                                               =======   =======   =======   =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-period                 1,286.9   1,250.1   1,223.1   1,220.8
Amortization                                     (43.0)    (22.7)    (13.6)    (29.6)
Foreign currency translation adjustment            6.1      (4.3)     11.2       1.3
Other                                              0.1
                                               -------   -------   -------   -------
Balance at end-of-period                       1,250.1   1,223.1   1,220.8   1,192.5
                                               =======   =======   =======   =======



                                                                                                                     PAGE 11

                           Reconciliation of Business Segments to Consolidated Balance Sheets
                                            Unaudited [Millions of Dollars]

                                                                                        Investment
                                        Lincoln Retirement      Life Insurance          Management           Lincoln UK
                                       -------------------   -------------------   -------------------   -------------------

ASSETS                                      Sep        Dec        Sep        Dec        Sep        Dec        Sep        Dec
                                           2003       2002       2003       2002       2003       2002       2003       2002
                                       --------   --------   --------   --------   --------   --------   --------   --------
Investments
Corporate bonds                        14,239.2   12,928.9    8,397.4    7,879.1      527.3      494.5      642.6      621.0
U.S. government bonds                      53.8       41.1       70.2       87.0        0.1        0.1       20.1
Foreign government bonds                  337.0      259.2      170.7      136.5        3.8        1.5      333.0      307.5
Asset/Mortgage backed securities        3,190.5    3,243.5    1,194.3      937.0       59.2       47.2
State and municipal bonds                  90.8       67.8       44.7       30.4        1.2
Preferred stocks-redeemable                34.8       55.6       23.6       12.5                   8.9
Common stocks                                 -        0.1        0.0        1.5                             55.8      128.9
Preferred stocks-equity                    34.1       33.6                              2.8        2.7
Mortgage loans                          2,148.7    2,210.3    1,579.5    1,572.6       75.4       81.2        0.3        0.3
Real estate                                                                                                   0.2        0.2
Policy loans                              448.4      469.5    1,455.2    1,468.2                              6.9        7.9
Other long-term investments                34.4       27.9       14.7       23.7                              2.2
                                       --------   --------   --------   --------   --------   --------   --------   --------
Total Investments                      20,611.7   19,337.5   12,950.3   12,148.5      669.7      636.1    1,061.1    1,066.0
                                       --------   --------   --------   --------   --------   --------   --------   --------

Allocated investments                   3,625.1    3,757.4    1,232.7    1,250.7       95.3      100.0
Notes receivable from LNC                 367.3      358.8      237.2      207.7       35.5       51.7
Invest in unconsol affiliates
Cash and invested cash                    (64.0)     (76.7)     (50.0)     (22.7)      80.3       52.9      134.3      206.7
Property and equipment                      6.8        1.5        2.0        7.7       40.6       44.7       18.3       19.0
Premium and fees receivable                 2.8        0.7       20.9       32.0       45.4       37.0
Accrued investment income                 250.6      256.7      192.3      171.7        9.5        9.0       26.8       22.2
Assets held in separate accounts       30,479.1   26,934.1    1,601.5    1,310.4                          5,692.1    5,077.9
Federal income tax recoverable
Amount recoverable from reinsurers      1,289.5    1,169.7      991.6      920.5
Deferred acquisition costs                761.3      855.8    1,483.4    1,424.5                            590.9      597.6
Other intangible assets                                                                35.9       41.8
Present value of in-force                 115.0      122.7      828.5      890.1                            249.0      237.4
Goodwill                                   64.1       64.1      855.1      855.1      300.7      300.7       13.8       13.3
Other                                     127.6      114.1      408.1      395.6      212.1      187.4       80.0       87.0
                                       --------   --------   --------   --------   --------   --------   --------   --------
Total Assets                           57,636.8   52,896.4   20,753.5   19,591.6    1,525.1    1,461.4    7,866.3    7,327.1
                                       ========   ========   ========   ========   ========   ========   ========   ========

----------------------------------------------------------------------------------------------------------------------------

                                            Corporate and         Consolidating
                                          Other Operations         Adjustments                                Consolidated
                                       -------------------   -------------------   -------------------   -------------------
ASSETS                                      Sep        Dec        Sep        Dec                              Sep        Dec
                                           2003       2002       2003       2002                             2003       2002
                                       --------   --------   --------   --------   --------   --------   --------   --------
Investments
Corporate bonds                         4,479.7    4,011.1                                               28,286.3   25,934.7
U.S. government bonds                     378.3      385.4                                                  522.5      513.6
Foreign government bonds                  508.5      405.6                                                1,352.9    1,110.2
Asset/Mortgage backed securities          548.7      787.8                                                4,992.7    5,015.5
State and municipal bonds                  27.2       16.2                                                  164.0      114.4
Preferred stocks-redeemable                 7.2        2.1                                                   65.6       79.0
Common stocks                              76.0       97.4                                                  131.8      228.0
Preferred stocks-equity                    74.3       72.9                                                  111.2      109.2
Mortgage loans                            347.7      341.0                                                4,151.5    4,205.5
Real estate                               249.5      279.5                                                  249.8      279.7
Policy loans                                                                                              1,910.5    1,945.6
Other long-term investments               433.4      412.8       (0.0)      (0.0)                           484.7      464.4
                                       --------   --------   --------   --------   --------   --------   --------   --------
Total Investments                       7,130.5    6,811.9       (0.0)      (0.0)                        42,423.3   39,999.9
                                       --------   --------   --------   --------   --------   --------   --------   --------

Allocated investments                      20.1     (468.2)  (4,983.2)  (4,639.9)                             0.0       (0.0)
Notes receivable from LNC                (640.0)    (617.6)      (0.0)      (0.5)                             0.0        0.0
Invest in unconsol affiliates
Cash and invested cash                  1,860.1    1,530.4                                                1,960.6    1,690.5
Property and equipment                    169.6      169.3                                                  237.3      242.1
Premium and fees receivable               237.4      143.2                                                  306.5      212.9
Accrued investment income                  81.1       77.0                                                  560.2      536.7
Assets held in separate accounts                              3,510.8    2,856.0                         41,283.4   36,178.3
Federal income tax recoverable                                             317.7                                       317.7
Amount recoverable from reinsurers      5,508.4    5,450.1     (251.7)    (260.3)                         7,537.9    7,280.0
Deferred acquisition costs                  1.9        2.2       81.9       90.8                          2,915.4    2,970.9
Other intangible assets                                                                                      35.9       41.8
Present value of in-force                                                                                 1,192.5    1,250.1
Goodwill                                   (0.0)      (0.0)                                               1,233.7    1,233.2
Other                                     655.1      853.2     (333.7)    (407.0)                         1,149.3    1,230.3
                                       --------   --------   --------   --------   --------   --------   --------   --------
Total Assets                           15,034.2   13,951.4   (1,975.9)  (2,043.4)                       100,839.9   93,184.6
                                       ========   ========   ========   ========   ========   ========   ========   ========


                                                                                                                        PAGE 12
                             Reconciliation of Business Segments to Consolidated Balance Sheets
                                              Unaudited [Millions of Dollars]

                                                                                          Investment
                                          Lincoln Retirement      Life Insurance          Management           Lincoln UK
                                          -------------------   -------------------   -------------------   -------------------
LIABILITIES and SHAREHOLDERS' EQUITY           Sep        Dec        Sep        Dec        Sep        Dec        Sep        Dec
                                              2003       2002       2003       2002       2003       2002       2003       2002
                                          --------   --------   --------   --------   --------   --------   --------   --------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                  2,684.2    2,718.5   14,377.1   13,780.9                          1,311.4    1,336.2
Health reserves                                                      0.3        0.3                             46.5       48.5
Unpaid claims - life and health               50.6       48.3      112.6      108.3                             48.4       44.7
Unearned premiums                                                    0.0        0.0
Premium deposit funds                     20,961.2   19,921.6       19.2       18.3                             29.1       30.8
Participating policyholders' funds                                 179.2      156.7
Other policyholders' funds                                         652.9      603.5
Liab related to separate accounts         30,479.1   26,934.1    1,601.5    1,310.4                          5,692.1    5,077.9
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total Insurance and Inv Contract
Liabilities                               54,175.1   49,622.4   16,942.8   15,978.4                          7,127.5    6,538.1


Federal income taxes                         358.6      218.6      173.0       95.7       18.8       29.8       (1.5)      (7.3)
Short-term debt
Long-term debt
Junior subordinated debentures issued
to affiliated trusts
Notes payable to LNC                           2.7        0.2
Other liabilities                            164.0       94.5      500.4      443.9      891.6      835.7      202.3      201.3
Deferred gain on indemnity reinsurance
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total Liabilities                         54,700.4   49,935.7   17,616.2   16,518.0      910.4      865.4    7,328.4    6,732.1
                                          --------   --------   --------   --------   --------   --------   --------   --------
Net unrealized gains (losses) on
securities                                   522.8      309.8      271.5      178.0        3.2        6.4       25.7       25.8
Gains (losses) on derivatives*                10.4       10.6       13.7       16.7
Other shareholders' equity                 2,403.2    2,640.3    2,852.8    2,879.6      614.1      592.2      546.3      602.2
S/Hs' equity-minimum pension
liability adjustment                                                (0.7)      (0.7)      (2.6)      (2.6)     (34.1)     (33.0)
Cumulative effect of accounting change
                                          --------   --------   --------   --------   --------   --------   --------   --------
Shareholders' Equity                       2,936.4    2,960.7    3,137.3    3,073.6      614.7      596.0      537.9      595.1
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total Liabilities and S/Hs' Equity        57,636.8   52,896.4   20,753.5   19,591.6    1,525.1    1,461.4    7,866.3    7,327.1
                                          ========   ========   ========   ========   ========   ========   ========   ========

-------------------------------------------------------------------------------------------------------------------------------

                                              Corporate and         Consolidating
                                            Other Operations         Adjustments                                Consolidated
                                          -------------------   -------------------   -------------------   -------------------
LIABILITIES and SHAREHOLDERS' EQUITY           Sep        Dec        Sep        Dec                              Sep        Dec
                                              2003       2002       2003       2002                             2003       2002
                                          --------   --------   --------   --------   --------   --------   --------   --------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                  2,180.6    2,209.4      (94.0)     (94.7)                        20,459.2   19,950.3
Health reserves                            2,611.0    2,640.2                                                2,657.9    2,689.0
Unpaid claims - life and health              832.5      577.1       (2.8)                                    1,041.2      778.4
Unearned premiums                             26.9      141.2                                                   26.9      141.2
Premium deposit funds                        135.1       40.1      535.6      508.1                         21,680.2   20,518.8
Participating policyholders' funds                                                                             179.2      156.7
Other policyholders' funds                    18.6        7.4                                                  671.5      610.9
Liab related to separate accounts                                3,510.8    2,856.0                         41,283.4   36,178.3
Total Insurance and Inv Contract
                                          --------   --------   --------   --------   --------   --------   --------   --------
Liabilities                                5,804.6    5,615.4    3,949.5    3,269.4                         87,999.6   81,023.6


Federal income taxes                        (512.6)    (655.3)       0.8      318.5                             37.1
Short-term debt                               90.9      153.0                                                   90.9      153.0
Long-term debt                             1,118.5    1,119.2                                                1,118.5    1,119.2
Junior subordinated debentures issued to
affiliated trusts                            333.6      392.7                                                  333.6      392.7
Notes payable to LNC                         238.4      308.7     (240.9)    (308.9)                             0.2       (0.0)
Other liabilities                          3,668.1    3,277.6     (701.3)    (681.5)                         4,706.6    4,171.5
Deferred gain on indemnity reinsurance       949.0      977.1                                                  949.0      977.1
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total Liabilities                         11,691.2   11,188.6    3,008.1    2,597.4                         95,254.6   87,837.2
                                          --------   --------   --------   --------   --------   --------   --------   --------
Net unrealized gains (losses) on
securities                                   (24.4)     228.2        5.2        5.2                            803.9      753.3
Gains (losses) on derivatives*                 0.1        1.0                                                   24.1       28.3
Other shareholders' equity                 3,428.9    2,595.2   (4,962.9)  (4,645.9)                         4,882.5    4,663.7
Minimum pension liability adjustment         (61.6)     (61.6)                                                 (99.0)     (97.8)
Cumulative effect of accounting change
                                          --------   --------   --------   --------   --------   --------   --------   --------
Shareholders' Equity                       3,343.0    2,762.9   (4,960.7)  (4,640.7)                         5,608.6    5,347.5
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total Liabilities and S/Hs' Equity        15,034.2   13,951.4   (1,952.6)  (2,043.4)                       100,863.3   93,184.6
                                          ========   ========   ========   ========   ========   ========   ========   ========

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




                                                                                          PAGE 13

                                                  Five Year Comparative Balance Sheet
                                      Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                           1998       1999       2000       2001       2002
                                             --------   --------   --------   --------   --------

Investments
Corporate bonds                              22,505.2   21,119.5   21,249.7   23,105.1   25,934.7
U.S. government bonds                         1,134.6      538.3      542.9      410.5      513.6
Foreign government bonds                      1,321.2    1,447.5    1,321.1    1,174.7    1,110.2
Mortgage backed securities                    5,080.5    4,404.0    4,160.4    3,524.7    5,015.5
State and municipal bonds                        16.7       14.7       14.6       44.7      114.4
Preferred stocks-redeemable                     174.6      164.7      161.2       85.9       79.0
Common stocks                                   463.1      514.5      436.6      319.3      228.0
Preferred stocks-equity                          79.8       89.5      113.1      151.2      109.2
Mortgage loans                                4,393.1    4,735.4    4,663.0    4,535.5    4,205.5
Real estate                                     488.7      256.2      282.0      267.9      279.7
Policy loans                                  1,840.0    1,892.4    1,960.9    1,939.7    1,945.6
Other long-term investments                     432.0      401.8      463.3      553.8      464.4
                                             --------   --------   --------   --------   --------
Total Investments                            37,929.5   35,578.4   35,368.6   36,113.1   39,999.9
                                             --------   --------   --------   --------   --------

Invest in unconsol affiliates                    18.8       25.8        6.4        8.1
Cash and invested cash                        2,433.4    1,895.9    1,927.4    3,095.5    1,690.5
Property and equipment                          174.8      203.8      228.2      257.5      242.1
Premiums and fees receivable                    246.2      259.6      296.7      400.1      212.9
Accrued investment income                       528.5      533.2      546.4      563.5      536.7
Assets held in separate accounts             43,408.9   53,654.2   50,579.9   44,833.4   36,178.3
Federal income taxes recoverable                204.1      345.0      234.1       55.5      317.7
Amounts recoverable from reinsurers           3,127.1    3,954.3    3,747.7    6,030.4    7,280.0
Deferred acquisition costs                    1,964.4    2,800.3    3,070.5    2,885.3    2,970.9
Other intangible assets                          95.1       92.3       73.7       50.1       41.8
Present value of in-force                     1,753.3    1,654.2    1,483.3    1,362.5    1,250.1
Goodwill                                      1,484.3    1,423.0    1,286.0    1,211.8    1,233.2
Other                                           468.0      675.7    1,021.6    1,174.9    1,230.3
                                             --------   --------   --------   --------   --------
Total Assets                                 93,836.3  103,095.7   99,870.6   98,041.6   93,184.6
                                             ========  =========   ========   ========   ========

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Investment Contract
Liabilities:
Life and annuity reserves                    16,434.2   17,071.4   17,841.2   17,917.0   19,950.3
Health reserves                               2,600.1    2,507.8    2,523.8    2,537.9    2,689.0
Unpaid claims-life and health                 1,043.4    1,269.8    1,316.6    1,087.5      778.4
Unearned premiums                                62.3       75.8       46.5       66.9      141.2
Premium deposit funds                        20,171.9   19,624.1   17,715.5   18,585.0   20,518.8
Participating policyholders' funds              142.7      132.0      139.4      100.2      156.7
Other policyholders' funds                      438.4      472.6      522.2      562.7      610.9
Liab related to separate accounts            43,408.9   53,654.2   50,579.9   44,833.4   36,178.3
                                             --------   --------   --------   --------   --------
Total Ins and Inv Contr Liabilities          84,301.9   94,807.7   90,685.1   85,690.6   81,023.6

Federal income taxes
Short-term debt                                 314.6      460.2      312.9      350.2      153.0
Long-term debt                                  712.2      712.0      712.2      861.8    1,119.2

Junior subordinated debentures issued to
affiliated trusts                               745.0      745.0      745.0      474.7      392.7
Other liabilities                             2,374.6    2,107.0    2,434.7    4,216.1    4,171.5
Deferred gain on indemnity reinsurance                                         1,144.5      977.1
                                             --------   --------   --------   --------   --------
Total Liabilities                            88,448.3   98,831.9   94,890.0   92,737.8   87,837.2
                                             --------   --------   --------   --------   --------

S/Hs' equity-unrealized gains
(losses)-cont op.                               552.4     (465.7)      12.0      199.6      781.6
S/Hs' equity-foreign currency                    50.0       30.0       21.9       (8.1)      50.8
S/Hs' equity-minimum pension liability
adjustment                                                                       (36.0)     (97.8)
S/Hs' equity-other                            4,785.5    4,699.6    4,946.7    5,130.7    4,612.9
Cumulative effect of accounting change                                            17.6
                                             --------   --------   --------   --------   --------
Total Shareholders' Equity                    5,387.9    4,263.9    4,980.6    5,303.8    5,347.5
                                             --------   --------   --------   --------   --------

                                             --------   --------   --------   --------   --------
Total Liabilities
and Shareholders' Equity                     93,836.3  103,095.7   99,870.6   98,041.6   93,184.6
                                             ========  =========   ========   ========   ========

Shareholders' Equity Per Share
Book Value, Excluding AOCI                     $23.62     $23.98     $25.88     $27.39     $25.97
Common shares outstanding                       202.6      196.0      191.2      187.3      177.6



                                                                                                                         PAGE 14
                                                        Quarterly Balance Sheet
                                      Unaudited [Millions of Dollars, except Common Share Data]

                                       Sep       Dec       Mar        Jun        Sep        Dec        Mar        Jun        Sep
                                      2001      2001      2002       2002       2002       2002       2003       2003       2003
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
ASSETS

Investments
Corporate bonds                   23,424.3  23,105.1  23,470.4   23,993.6   25,484.6   25,934.7   26,936.1   28,419.3   28,286.3
U.S. government bonds                467.7     410.5     429.1      441.6      495.3      513.6      537.0      561.9      522.5
Foreign government bonds           1,160.3   1,174.7   1,180.1    1,120.1    1,038.6    1,110.2    1,206.6    1,349.4    1,352.9
Mortgage backed securities         3,765.6   3,524.7   3,613.9    4,031.0    4,843.7    5,015.5    4,960.1    4,754.9    4,992.7
State and municipal bonds             14.4      44.7      62.6       58.8       97.8      114.4      134.9      150.4      164.0
Preferred stocks - redeemable         99.3      85.9      84.6       79.6       76.8       79.0      112.0      118.5       65.6
Common stocks                        311.2     319.3     284.4      267.7      237.2      228.0      145.0      146.6      131.8
Preferred stocks-equity              166.5     151.2     154.2      151.8      160.3      109.2      104.5      110.7      111.2
Mortgage loans                     4,663.1   4,535.5   4,448.2    4,395.4    4,285.2    4,205.5    4,235.5    4,314.3    4,151.5
Real estate                          288.8     267.9     258.2      258.7      286.4      279.7      242.0      240.3      249.8
Policy loans                       1,943.4   1,939.7   1,918.0    1,906.1    1,899.0    1,945.6    1,928.8    1,919.6    1,910.5
Other long-term investments          483.4     553.8     459.6      456.0      457.7      464.4      465.7      505.6      484.7
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Investments                 36,788.0  36,113.1  36,363.1   37,160.1   39,362.6   39,999.9   41,008.4   42,591.6   42,423.3
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------

Invest in unconsol affiliates          6.5       8.1       8.1        7.5
Cash and invested cash             1,996.3   3,095.5   1,699.5    2,265.4    1,599.9    1,690.5    1,635.5    1,945.8    1,960.6
Property and equipment               261.0     257.5     266.4      253.5      252.7      242.1      239.4      239.1      237.3
Premiums and fees receivable         264.5     400.1     376.3      461.4      577.2      212.9      194.0      396.0      306.5
Accrued investment income            615.1     563.5     577.1      556.3      568.2      536.7      567.2      555.1      560.2
Assets held in separate accounts  39,479.8  44,833.4  44,916.7   40,579.6   34,069.0   36,178.3   34,775.2   39,942.8   41,283.4
Federal income taxes recoverable      71.6      55.5     593.4      483.4      340.7      317.7       89.1          -          -
Amount recoverable from
reinsurers                         3,818.3   6,030.4   6,096.3    6,509.9    7,094.5    7,280.0    7,323.5    7,377.1    7,537.9
Deferred acquisition costs         3,087.2   2,885.3   3,114.9    3,056.6    2,868.7    2,970.9    2,919.0    2,697.1    2,915.4
Other intangible assets               64.1      50.1      47.9       45.8       43.8       41.8       39.8       37.9       35.9
Present value of in-force          1,387.4   1,362.5   1,336.1    1,321.4    1,286.9    1,250.1    1,223.1    1,220.8    1,192.5
Goodwill                           1,253.2   1,211.8   1,211.5    1,212.4    1,232.7    1,233.2    1,233.0    1,233.6    1,233.7
Other                              1,149.4   1,174.9   1,280.9    1,200.6    1,187.1    1,230.3    1,250.6    1,295.9    1,149.3
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Assets                      90,242.4  98,041.6  97,888.5   95,114.2   90,483.9   93,184.6   92,497.6   99,532.8  100,839.9
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves         17,990.8  17,917.0  18,014.6   18,611.2   19,142.5   19,950.3   20,025.6   20,194.5   20,459.2
Health reserves                    2,573.2   2,537.9   2,492.4    2,176.1    2,448.3    2,689.0    2,689.9    2,703.3    2,657.9
Unpaid claims - life and health    1,206.6   1,087.5   1,153.6    1,086.1    1,100.9      778.4      763.1      997.1    1,041.2
Unearned premiums                      8.1      66.9      66.5      154.3      185.8      141.2      141.1       24.0       26.9
Premium deposit funds             18,509.7  18,585.0  18,669.6   19,157.8   20,054.4   20,518.8   21,070.5   21,437.7   21,680.2
Participating policyholders'
funds                                118.3     100.2      98.6       91.9       90.5      156.7      166.3      193.8      179.2
Other policyholders' funds           554.3     562.7     571.9      584.7      595.7      610.9      607.1      621.8      671.5
Liab related to separate
accounts                          39,479.8  44,833.4  44,916.7   40,579.6   34,069.0   36,178.3   34,775.2   39,942.8   41,283.4
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Ins and Inv Contr
Liabilities                       80,440.8  85,690.6  85,983.9   82,441.8   77,687.1   81,023.6   80,238.8   86,115.0   87,999.6

Federal income taxes                                                                                             72.0       37.1
Short-term debt                      539.0     350.2     510.2      211.0      120.0      153.0      125.4       83.4       90.9
Long-term debt                       712.4     861.8     861.8    1,112.3    1,118.1    1,119.2    1,118.6    1,121.4    1,118.5
Junior subordinated debentures
issued to  affiliated trusts         305.0     474.7     376.2      380.0      390.6      392.7      390.8      397.1      333.6
Notes payable to LNC                                      (0.0)       0.0       (0.0)      (0.0)       0.2       (0.0)       0.0
Other liabilities                  2,840.2   4,216.1   3,864.6    4,501.1    4,661.9    4,171.5    4,214.8    4,989.0    4,724.9
Deferred gain on indemnity
reinsurance                                   1144.5   1,118.6    1,115.2    1,069.5      977.1      959.0      938.9      949.0
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Liabilities                 84,837.4  92,737.8  92,715.3   89,761.4   85,047.1   87,837.2   87,047.6   93,716.9   95,253.5
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
S/Hs' equity-unrealized gns
(losses)- inv.                       247.9     195.7      31.8      325.7      817.5      753.3      872.0    1,117.8      804.5
S/Hs' equity- gains (losses)-
derivatives*                           2.9       3.9      22.6       22.7       27.3       28.3       25.0       28.8       23.2
S/Hs' equity-foreign currency          6.9      (8.0     (20.8)      22.0       35.4       50.8       39.8       68.4       67.0
S/Hs' equity-minimum pension
liability adj                                  (36.0)    (35.2)     (37.8)     (35.2)     (97.8)     (97.2)     (98.8)     (99.0)
S/Hs' equity-other                 5,129.8   5,130.6   5,174.7    5,020.3    4,591.8    4,612.9    4,610.5    4,699.8    4,790.6
Cumulative effect of accounting
change                                17.4      17.6
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Shareholders' Equity         5,405.0   5,303.8   5,173.2    5,352.8    5,436.8    5,347.5    5,450.0    5,815.9    5,586.4
                                  --------  --------  --------   --------   --------   --------   --------   --------   --------
Total Liabilities
and Shareholders' Equity          90,242.4  98,041.6  97,888.5   95,114.2   90,483.9   93,184.6   92,497.6   99,532.8  100,839.9
                                  ========  ========  ========   ========   ========   ========   ========   ========   ========
Shareholders' Equity Per Share
Book Value, Excluding AOCI          $27.03    $27.39    $27.54     $27.21     $25.87     $25.97     $25.94     $26.41     $26.87
Common shares outstanding            189.8     187.3     187.9      184.5      177.5      177.6      177.7      178.0      178.3

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




                                                                                                     PAGE 15
                                            Lincoln Retirement
                                   Income Statements & Operational Data
                                     Unaudited [Millions of Dollars]
                                                                                              YTD        YTD
                                                                                              Sep        Sep
For the Year Ended December 31        1998       1999       2000       2001       2002       2002       2003
                                   -------    -------    -------    -------    -------    -------    -------
Revenue
Premiums                              53.9       65.2       64.3       77.5       47.4       38.7       16.3
Surrender charges                     33.5       37.9       41.8       31.2       31.2       23.8       22.7
Expense assessments                  430.7      501.3      591.3      508.6      446.2      345.7      317.1
Other revenue and fees                 1.7       14.5       11.0       16.7        3.3        0.6        8.2
Net investment income              1,530.8    1,509.1    1,430.5    1,399.1    1,457.5    1,079.1     1114.2
Realized gains (losses) on
investments                           17.5      (12.1)      (5.2)     (64.5)    (196.6)    (150.5)     (57.3)
Gains (losses) on derivatives          0.0        0.0        0.0       (0.3)      (1.2)      (1.2)      (0.8)
                                   -------    -------    -------    -------    -------    -------    -------
Total Revenue                      2,068.1    2,115.8    2,133.7    1,968.3    1,787.7    1,336.3    1,420.5
                                   -------    -------    -------    -------    -------    -------    -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                             271.6      259.1      254.7      263.9      314.1      235.8      144.5
Interest credited to policy bal.     955.2      925.2      866.1      863.8      903.8      672.1      653.6
                                   -------    -------    -------    -------    -------    -------    -------
Total insurance benefits           1,226.8    1,184.3    1,120.8    1,127.7    1,217.9      907.8      798.1
Underwriting, acquisition,
insurance and other expenses
Commissions                          236.7      341.4      326.8      336.3      320.8      248.0      221.7
Other volume related expenses         33.1       42.8       52.0       49.7       64.6       46.5       44.7
Operating and administrative
expenses                             194.0      208.6      206.6      231.8      231.3      161.4      167.7
Restructuring charges                  0.0        0.0        0.0        2.0        1.6        1.6       14.6
Taxes, licenses and fees              13.8        0.3        9.3       13.7       11.5       11.9       13.7
Par policyholder interests             0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                   -------    -------    -------    -------    -------    -------    -------
Subtotal                             477.6      593.2      594.8      633.6      629.8      469.4      462.4
Deferral of acquisition costs                                        (240.9)    (243.9)    (188.6)    (162.5)
DAC amortization                                                      125.5      157.7      128.0       93.0
                                   -------    -------    -------    -------    -------    -------    -------
DAC deferral net of amortization       9.7      (47.7)     (37.5)    (115.4)     (86.2)     (60.6)     (69.4)
PVIF amortization                     11.4       15.3       24.2       14.7       31.8       11.8        7.7
Other intangibles amortization         0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                   -------    -------    -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses         498.8      560.8      581.5      532.8      575.4      420.6      400.7
Goodwill amortization                  2.2        2.0       (0.6)       1.2        0.0        0.0        0.0
                                   -------    -------    -------    -------    -------    -------    -------
Total Benefits and Expenses        1,727.8    1,747.1    1,701.7    1,661.8    1,793.3    1,328.4    1,198.8
                                   -------    -------    -------    -------    -------    -------    -------
Income from Before Federal
Income Tax and
Cumulative Effect of
                                   -------    -------    -------    -------    -------    -------    -------
Accounting Changes                   340.3      368.7      432.0      306.5       (5.6)       7.9      221.7

                                   -------    -------    -------    -------    -------    -------    -------
Federal income taxes                  66.5       77.2       77.3       34.1      (59.3)     (40.9)      31.1

Income Before Cumulative
Effect of
Accounting Changes                   273.8      291.5      354.7      272.4       53.7       48.7      190.6
Cumulative effect of accounting
changes                                0.0        0.0        0.0       (7.3)       0.0        0.0        0.0
                                   -------    -------    -------    -------    -------    -------    -------
Net Income                           273.8      291.5      354.7      265.1       53.7       48.7      190.6
                                   =======    =======    =======    =======    =======    =======    =======

Less:
Realized gains (losses) on
investments                           11.4       (7.9)      (3.4)     (42.3)    (127.8)     (97.4)     (37.2)
Gains (losses) on derivatives          0.0        0.0        0.0       (0.2)      (0.8)      (0.8)      (0.5)
Restructuring charges                  0.0        0.0        0.0       (1.3)      (1.0)      (1.0)      (9.5)
Cumulative effect of accounting
changes                                0.0        0.0        0.0       (7.3)       0.0        0.0        0.0
                                   -------    -------    -------    -------    -------    -------    -------
Income from Operations               262.4      299.4      358.1      316.2      183.4      147.9      237.8
                                   =======    =======    =======    =======    =======    =======    =======

Effective tax rate on
Income from Operations               18.7%      21.4%      18.1%      15.3%       5.4%       8.2%      19.2%

Revenue                            2,068.1    2,115.8    2,133.7    1,968.3    1,787.7    1,336.3    1,420.5
Less:
Realized gains (losses) on
investments                           17.5      (12.1)      (5.2)     (64.5)    (196.6)    (150.5)     (57.3)
Gains (losses) on derivatives          0.0        0.0        0.0       (0.3)      (1.2)      (1.2)      (0.8)
                                   -------    -------    -------    -------    -------    -------    -------
Operating Revenue                  2,050.6    2,128.0    2,138.9    2,033.1    1,985.5    1,487.9    1,478.5
                                   =======    =======    =======    =======    =======    =======    =======

Average capital                    1,592.6    1,562.0     1602.9    1,831.4    2,339.6    2,284.5    2,391.8
Net Income return on average
capital                              17.2%      18.7%      22.1%      14.5%       2.3%       2.8%      10.6%
Income from operations return
on average capital                   16.5%      19.2%      22.3%      17.3%       7.8%       8.6%      13.3%

------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                                        812.5      912.8      912.8      855.8
Deferral                                                              240.9      243.9      188.6      162.5
Amortization                                                         (125.5)    (157.7)    (128.0)     (93.0)
                                                                    -------    -------    -------    -------
Included in Total Benefits and Expenses                               115.4       86.2       60.6       69.4
Adjustment related to realized (gains) losses
on securities available-for-sale                                       68.2       73.0       56.9       (2.0)
Adjustment related to unrealized (gains) losses
on securities available-for-sale                                      (90.0)    (201.4)    (171.5)    (161.9)
Other*                                                                  6.7      (14.8)     (14.8)         -
                                                                    -------    -------    -------    -------
Balance at end-of-period                                              912.8      855.8      843.9      761.3
                                                                    =======    =======    =======    =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-period                                        169.2      154.5      154.5      122.7
Amortization                                                          (14.7)     (31.8)     (11.8)      (7.7)
Other
                                                                    -------    -------    -------    -------
Balance at end-of-period                                              154.5      122.7      142.7      115.0
                                                                    =======    =======    =======    =======

* Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                                      PAGE 16
                                        Lincoln Retirement
                                Income Statements & Operational Data
                                  Unaudited [Millions of Dollars]

For the Quarter Ended                                         Sep        Dec        Mar        Jun        Sep
                                                             2001       2001       2002       2002       2002
                                                           ------     ------     ------     ------     ------
Revenue
Premiums                                                     13.2       12.7       12.2       13.1       13.4
Surrender charges                                             6.5        7.2        7.9        7.2        8.7
Expense assessments                                         124.9      119.7      121.0      120.7      103.9
Other revenue and fees                                        1.2       10.0        5.8       (1.3)      (4.0)
Net investment income                                       353.7      349.1      356.6      359.1      363.5
Realized gains (losses) on investments                      (20.8)     (31.3)     (50.5)     (56.2)     (43.8)
Gains (losses) on derivatives                                (0.5)       0.2        0.0       (0.1)      (1.1)
                                                           ------     ------     ------     ------     ------
Total Revenue                                               478.2      467.5      453.0      442.6      440.7
                                                           ------     ------     ------     ------     ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                     66.3       55.3       55.4       72.5      107.8
Interest credited to policy balances                        217.2      227.5      226.1      221.8      224.2
                                                           ------     ------     ------     ------     ------
Total insurance benefits                                    283.5      282.8      281.5      294.3      332.0
Underwriting, acquisition,
insurance and other expenses:
Commissions                                                  81.1       96.7       82.4       82.5       83.0
Other volume related expenses                                12.7       13.1       10.0       16.9       19.6
Operating and administrative expenses                        56.9       68.0       54.6       53.8       53.0
Restructuring charges                                         0.0        0.0        0.0        1.6        0.0
Taxes, licenses and fees                                      2.2        4.5        4.7        4.2        3.0
Par policyholder interests                                    0.0        0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------     ------
Subtotal                                                    152.9      182.3      151.8      159.0      158.6
Deferral of acquisition costs                               (58.7)     (71.9)     (61.7)     (60.8)     (66.0)
DAC amortization                                             35.6       20.9       32.7       48.3       47.1
                                                           ------     ------     ------     ------     ------
DAC deferral net of amortization                            (23.0)     (51.0)     (29.1)     (12.6)     (18.9)
PVIF amortization                                             4.5        1.4        3.8        3.9        4.1
Other intangibles amortization                                0.0        0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                                134.4      132.7      126.5      150.4      143.8
Goodwill amortization                                         0.3        0.3        0.0        0.0        0.0
                                                           ------     ------     ------     ------     ------
Total Benefits and Expenses                                 418.2      415.8      408.0      444.7      475.8
                                                           ------     ------     ------     ------     ------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes                      60.0       51.8       45.1       (2.2)     (35.1)

Federal income taxes                                          2.5       (1.4)      (1.5)     (11.3)     (28.0)
                                                           ------     ------     ------     ------     ------
Income Before Cumulative Effect of
Accounting Changes                                           57.6       53.1       46.6        9.2       (7.0)
                                                           ------     ------     ------     ------     ------

Cumulative effect of accounting changes                       0.0        0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------     ------
Net Income                                                   57.6       53.1       46.6        9.2       (7.0)
                                                           ======     ======     ======     ======     ======
Less:
Realized gains (losses) on investments                      (13.5)     (20.7)     (32.8)     (36.6)     (28.0)
Gains (losses) on derivatives                                (0.3)       0.1        0.0        0.1       (0.8)
Restructuring charges                                         0.0        0.0        0.0       (1.0)       0.0
Cumulative effect of accounting changes                       0.0        0.0
                                                           ------     ------     ------     ------     ------
Income from Operations                                       71.4       73.7       79.4       46.8       21.8
                                                           ======     ======     ======     ======     ======

Effective tax rate on
Income from Operations                                      12.2%      11.1%      16.9%      16.0%    (121.8%)

Revenue                                                     478.2      467.5      453.0      442.6      440.7
Less:
Realized gains (losses) on investments                      (20.8)     (31.3)     (50.5)     (56.2)     (43.8)
Gains (losses) on derivatives                                (0.5)       0.2        0.0       (0.1)      (1.1)
                                                           ------     ------     ------     ------     ------
Operating Revenue                                           499.5      498.7      503.5      498.8      485.6
                                                           ======     ======     ======     ======     ======

Average capital                                           1,906.4    1,828.9    2,046.1    2,396.3    2,411.1
Net Income return on average capital                        12.1%      11.6%       9.1%       1.5%      (1.2%)
Income from operations return on average capital            15.0%      16.1%      15.5%       7.8%       3.6%

--------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter                             831.3      781.2      912.8     1031.0      967.8
Deferral                                                     58.7       71.9       61.7       60.8       66.0
Amortization                                                (35.6)     (20.9)     (32.7)     (48.3)     (47.1)
                                                           ------     ------     ------     ------     ------
Included in Total Benefits and Expenses                      23.0       51.0       29.1       12.6       18.9
Adjustment related to realized (gains) losses
on securities available-for-sale                             16.4       34.1       25.7       20.9       10.3
Adjustment related to unrealized (gains) losses
on securities available-for-sale                            (89.7)      46.5       78.2      (96.6)    (153.1)
Other*                                                        0.3       (0.0)     (14.8)
                                                           ------     ------     ------     ------     ------
Balance at end-of-quarter                                   781.2      912.8    1,031.0      967.8      843.9
                                                           ======     ======     ======     ======     ======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter                             160.4      155.9      154.5      150.7      146.8
Amortization                                                 (4.5)      (1.4)      (3.8)      (3.9)      (4.1)
Other
                                                           ------     ------     ------     ------     ------
Balance at end-of-quarter                                   155.9      154.5      150.7      146.8      142.7
                                                           ======     ======     ======     ======     ======


For the Quarter Ended                                         Dec        Mar        Jun        Sep
                                                             2002       2003       2003       2003
                                                           ------     ------     ------     ------
Revenue
Premiums                                                      8.7        5.5        3.0        7.8
Surrender charges                                             7.4        6.9        8.5        7.4
Expense assessments                                         100.6       97.6      104.3      115.2
Other revenue and fees                                        2.7       (1.4)       1.3        8.3
Net investment income                                       378.3      367.0      369.8      377.4
Realized gains (losses) on investments                      (46.1)     (76.8)       0.9       18.6
Gains (losses) on derivatives                                (0.1)      (1.0)      (1.5)       1.7
                                                           ------     ------     ------     ------
Total Revenue                                               451.4      397.8      486.4      536.3
                                                           ------     ------     ------     ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                     78.4       65.0       34.8       44.6
Interest credited to policy balances                        231.7      220.1      217.1      216.5
                                                           ------     ------     ------     ------
Total insurance benefits                                    310.1      285.1      251.9      261.1
Underwriting, acquisition,
insurance and other expenses:
Commissions                                                  72.8       66.8       74.2       80.7
Other volume related expenses                                18.1       14.0       14.7       16.1
Operating and administrative expenses                        69.9       54.0       56.6       57.0
Restructuring charges                                         0.0        0.0        6.2        8.4
Taxes, licenses and fees                                     (0.5)       5.7        4.3        3.7
Par policyholder interests                                    0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Subtotal                                                    160.4      140.4      156.0      166.0
Deferral of acquisition costs                               (55.3)     (47.8)     (51.0)     (63.6)
DAC amortization                                             29.6       31.0       28.5       33.6
                                                           ------     ------     ------     ------
DAC deferral net of amortization                            (25.7)     (16.8)     (22.6)     (30.0)
PVIF amortization                                            20.0        2.3        2.1        3.3
Other intangibles amortization                                0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                                154.8      125.9      135.5      139.3
Goodwill amortization                                         0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Total Benefits and Expenses                                 464.8      411.0      387.4      400.3
                                                           ------     ------     ------     ------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes                     (13.4)     (13.3)      99.0      135.9

Federal income taxes                                        (18.4)     (20.1)      17.3       33.9
                                                           ------     ------     ------     ------
Income Before Cumulative Effect of
Accounting Changes                                            5.0        6.9       81.7      102.0
                                                           ------     ------     ------     ------

Cumulative effect of accounting changes                       0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Net Income                                                    5.0        6.9       81.7      102.0
                                                           ======     ======     ======     ======
Less:
Realized gains (losses) on investments                      (30.4)     (50.3)       1.0       12.1
Gains (losses) on derivatives                                (0.0)      (0.2)      (1.4)       1.1
Restructuring charges                                         0.0        0.0       (4.0)      (5.5)
Cumulative effect of accounting changes
                                                           ------     ------     ------     ------
Income from Operations                                       35.4       57.4       86.1       94.3
                                                           ======     ======     ======     ======

Effective tax rate on
Income from Operations                                      (8.1%)     11.0%      18.6%      24.0%

Revenue                                                     451.4      397.8      486.4      536.3
Less:
Realized gains (losses) on investments                      (46.1)     (76.8)       0.9       18.6
Gains (losses) on derivatives                                (0.1)      (1.0)      (1.5)       1.7
                                                           ------     ------     ------     ------
Operating Revenue                                           497.6      475.5      487.0      516.0
                                                           ======     ======     ======     ======

Average capital                                           2,504.9    2,526.3    2,262.3    2,386.7
Net Income return on average capital                         0.8%       1.1%      14.4%      17.1%
Income from operations return on average capital             5.7%       9.1%      15.2%      15.8%

---------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter                             843.9      855.8      820.6      653.1
Deferral                                                     55.3       47.8       51.0       63.6
Amortization                                                (29.6)     (31.0)     (28.5)     (33.6)
                                                           ------     ------     ------     ------
Included in Total Benefits and Expenses                      25.7       16.8       22.6       30.0
Adjustment related to realized (gains) losses
on securities available-for-sale                             16.1       21.8        7.9      (31.8)
Adjustment related to unrealized (gains) losses
on securities available-for-sale                            (29.9)     (73.9)    (197.9)     109.9
Other*
                                                           ------     ------     ------     ------
Balance at end-of-quarter                                   855.8      820.6      653.1      761.3
                                                           ======     ======     ======     ======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter                             142.7      122.7      120.4      118.3
Amortization                                                (20.0)      (2.3)      (2.1)      (3.3)
Other
                                                           ------     ------     ------     ------
Balance at end-of-quarter                                   122.7      120.4      118.3      115.0
                                                           ======     ======     ======     ======


* Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.




                                                                                                          PAGE 17
                                                                 Lincoln Retirement
                                                         Annuity Account Value Rollforward
                                                           Unaudited [Billions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Sep       Sep
                                                 1998      1999      2000      2001      2002      2002      2003
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities- Bal Beg-of-Year               17.214    18.111    18.210    16.615    18.004    18.004    20.087

Gross Deposits                                  1.452     2.563     2.074     3.342     3.672     2.850     2.333
Withdrawals (incl charges) & deaths            (2.468)   (2.521)   (3.283)   (2.448)   (2.637)   (2.106)   (1.517)
                                              -------   -------   -------   -------   -------   -------   -------
Net flows                                      (1.016)    0.042    (1.209)    0.894     1.035     0.743     0.816
Transfer from (to) var annuities               (0.356)   (0.783)   (1.329)   (0.428)    0.108     0.115    (0.448)
Interest credited                               0.994     0.840     0.944     0.923     0.940     0.699     0.676
Acq of new business/companies                   1.274
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities-Gross                          18.111    18.210    16.615    18.004    20.087    19.562    21.131
Reinsurance Ceded                              (1.606)   (1.419)   (1.221)   (1.514)   (2.003)   (1.913)   (2.264)
                                              -------   -------   -------   -------   -------   -------   -------
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal End -of-Year               16.505    16.791    15.394    16.491    18.085    17.650    18.868
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities Incremental Deposits*           1.265     2.310     1.918     3.213     3.600     2.792     2.288


Variable Annuities-Bal Beg-of-Year             27.346    33.358    41.493    39.427    34.638    34.638    27.438

Gross Deposits                                  2.791     2.553     3.165     3.067     2.743     2.198     2.032
Withdrawals (incl charges) & deaths            (3.019)   (3.760)   (4.830)   (3.856)   (3.325)   (2.562)   (2.376)
                                              -------   -------   -------   -------   -------   -------   -------
Net flows                                      (0.228)   (1.207)   (1.665)   (0.789)   (0.582)   (0.364)   (0.344)
Transfer from (to) fixed annuities              0.389     0.787     1.320     0.428    (0.122)   (0.122)    0.444
Invest inc & change in mkt value                5.414     8.555    (1.721)   (4.428)   (6.497)   (8.210)    4.171
Acq(sale) of new business/companies             0.437
                                              -------   -------   -------   -------   -------   -------   -------
Var Annuities-Bal End-of-Year                  33.358    41.493    39.427    34.638    27.438    25.942    31.709
                                              -------   -------   -------   -------   -------   -------   -------

Variable Annuities Incremental Deposits*        2.641     2.409     2.667     2.624     2.569     2.041     1.965


Total Annuities - Bal Beg-of-Year              44.560    51.469    59.703    56.042    52.642    52.642    47.525

Gross Deposits                                  4.244     5.116     5.239     6.409     6.415     5.048     4.365
Withdrawals (incl charges) & deaths            (5.487)   (6.281)   (8.113)   (6.304)   (5.962)   (4.669)   (3.893)
                                              -------   -------   -------   -------   -------   -------   -------

Net flows                                      (1.244)   (1.165)   (2.874)    0.105     0.453     0.379     0.472
Transfers                                       0.033     0.004    (0.009)             (0.013)   (0.007)   (0.003)
Interest credited & change in mkt value         6.408     9.395    (0.777)   (3.505)   (5.558)   (7.511)    4.848
Acq of new business/companies                   1.711
                                              -------   -------   -------   -------   -------   -------   -------
Total Gross Annuities-Bal End-of-Year          51.469    59.703    56.042    52.642    47.525    45.504    52.841
                                              -------   -------   -------   -------   -------   -------   -------
Reinsurance Ceded                              (1.606)   (1.419)   (1.221)   (1.514)   (2.003)   (1.913)   (2.264)
                                              -------   -------   -------   -------   -------   -------   -------
Total Annuities (Net of Ceded) -
Bal End-of-Year                                49.862    58.284    54.821    51.129    45.522    43.591    50.577
                                              =======   =======   =======   =======   =======   =======   =======
Total Annuities Incremental Deposits*           3.906     4.719     4.585     5.837     6.169     4.834     4.253
                                              -------   -------   -------   -------   -------   -------   -------
Var Ann Under Agree - Included above            0.649     0.719     0.941     1.077     1.186     1.083     1.820
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities - excluding fixed portion
of variable contracts
Deposits                                                  0.709     0.459     1.712     1.844     1.494     1.068
Withdrawals                                              (1.367)   (2.271)   (1.604)   (1.473)   (1.246)   (0.681)
                                                        -------   -------   -------   -------   -------   -------
Net Flows                                                (0.658)   (1.812)    0.108     0.371     0.247     0.387
                                                        -------   -------   -------   -------   -------   -------
Gross Fixed Account Values                                                             10.475    10.219    11.226
Reinsurance Ceded                                                                      (2.003)   (1.913)   (2.264)
                                                                                      -------   -------   -------
Net Fixed Account Values                                                                8.473     8.306     8.962

Variable Annuities - including fixed
portion of variable contracts
Deposits                                                  4.407     4.780     4.697     4.571     3.554     3.297
Withdrawals                                              (4.915)   (5.842)   (4.700)   (4.489)   (3.422)   (3.212)
                                              -------   -------   -------   -------   -------   -------   -------
Net Flows                                                (0.508)   (1.062)   (0.003)    0.082     0.132     0.085
                                              -------   -------   -------   -------   -------   -------   -------
Variable Account Values                                                                37.050    35.286    41.616

Fixed Portion of Variable Contracts
Deposits                                                  1.853     1.615     1.630     1.828     1.356     1.265
Withdrawals                                              (1.154)   (1.012)   (0.844)   (1.164)   (0.860)   (0.836)
                                              -------   -------   -------   -------   -------   -------   -------
Net Flows                                                 0.699     0.603     0.786     0.664     0.496     0.429
                                              -------   -------   -------   -------   -------   -------   -------

Fixed Portion of Variable Account Values                                     16.491     9.612     9.344     9.906

Average Daily Variable Account Values                    35.932    41.776    35.573    30.826    31.955    29.197

-----------------------------------------------------------------------------------------------------------------

Annuity Product Spread Information**

Net Investment Income                                     7.22%     7.38%     7.38%     6.98%     7.04%     6.51%
Interest Credited                                         5.13%     5.24%     5.33%     4.87%     4.94%     4.30%
                                              -------   -------   -------   -------   -------   -------   -------
Spread                                                    2.09%     2.14%     2.05%     2.11%     2.10%     2.20%

 * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.



                                                                                                        PAGE 18
                                                  Lincoln Retirement
                                          Annuity Account Value Rollforward
                                           Unaudited [Billions of Dollars]

                                                     Dec        Mar        Jun        Sep        Dec        Mar
                                                    2000       2001       2001       2001       2001       2002
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal Beg-of-Quarter                16.929     16.615     16.598     16.696     17.317     18.004

Gross Deposits                                     0.482      0.560      0.668      0.896      1.218      0.906
Withdrawals (incl charges) & deaths               (0.810)    (0.787)    (0.574)    (0.525)    (0.562)    (0.730)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                         (0.328)    (0.227)     0.094      0.372      0.656      0.176
Transfer from (to) var annuities                  (0.216)    (0.014)    (0.222)     0.021     (0.213)    (0.232)
Interest credited                                  0.230      0.225      0.226      0.228      0.244      0.230
Acq of new business/companies
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Gross                             16.615     16.598     16.696     17.317     18.004     18.178
Reinsurance Ceded                                 (1.221)    (1.169)    (1.146)    (1.266)    (1.514)    (1.645)
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal End-of-Quarter                15.394     15.430     15.551     16.051     16.491     16.534
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities Incremental Deposits*              0.447      0.536      0.611      0.873      1.193      0.881


Variable Annuities-Bal Beg-of-Quarter             42.743     39.427     34.733     36.961     30.506     34.638

Gross Deposits                                     0.846      0.887      0.703      0.684      0.793      0.808
Withdrawals (incl charges) & deaths               (1.199)    (1.250)    (0.993)    (0.795)    (0.818)    (0.896)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                         (0.353)    (0.363)    (0.290)    (0.111)    (0.025)    (0.088)
Transfer from (to) fixed annuities                 0.212      0.011      0.227     (0.023)     0.213      0.234
Invest inc & change in mkt value                  (3.175)    (4.342)     2.291     (6.321)     3.944      0.366
Acq(sale) of new business/companies
                                                 -------    -------    -------    -------    -------    -------
Var Annuities-Bal End-of-Quarter                  39.427     34.733     36.961     30.506     34.638     35.150
                                                 -------    -------    -------    -------    -------    -------
Variable Annuities Incremental Deposits            0.650      0.683      0.612      0.604      0.725      0.725


Total Annuities - Bal Beg-of-Quarter              59.673     56.042     51.331     53.657     47.823     52.642

Gross Deposits                                     1.328      1.447      1.371      1.580      2.011      1.714
Withdrawals (incl charges) & deaths               (2.009)    (2.037)    (1.567)    (1.320)    (1.380)    (1.626)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                         (0.681)    (0.590)    (0.196)     0.261      0.631      0.088
Transfers                                         (0.004)    (0.003)     0.005     (0.002)                0.002
Interest credited & change in mkt value           (2.945)    (4.117)     2.517     (6.093)     4.188      0.596
Acq of new business/companies
Total Gross Annuities - Bal End-of-Quarter        56.042     51.331     53.657     47.823     52.642     53.328
                                                 -------    -------    -------    -------    -------    -------
Reinsurance Ceded                                 (1.221)    (1.169)    (1.146)    (1.266)    (1.514)    (1.645)
                                                 -------    -------    -------    -------    -------    -------
Total Annuities (Net of Ceded) - Bal End-of-Qtr   54.821     50.162     52.512     46.557     51.128     51.683
                                                 =======    =======    =======    =======    =======    =======

Total Annuities Incremental Deposits*              1.097      1.219      1.223      1.477      1.918      1.606

Var Ann Under Agree - Included above               0.941      0.904      0.975      0.907      1.077      1.207


* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

---------------------------------------------------------------------------------------------------------------
Fixed Annuities - excluding fixed portion
of variable contracts
Deposits                                           0.085      0.160      0.329      0.489      0.734      0.505
Withdrawals                                       (0.570)    (0.556)    (0.356)    (0.340)    (0.352)    (0.463)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                         (0.485)    (0.396)    (0.027)     0.149      0.382      0.042
                                                 -------    -------    -------    -------    -------    -------

Gross Fixed Account Values
Reinsurance Ceded
                                                 -------    -------    -------    -------    -------    -------
Net Fixed Account Values
                                                 -------    -------    -------    -------    -------    -------
Variable Annuities - including fixed portion
of variable contracts
Deposits                                           1.243      1.287      1.042      1.091      1.277      1.209
Withdrawals                                       (1.439)    (1.481)    (1.211)    (0.979)    (1.028)    (1.163)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                         (0.196)    (0.194)    (0.169)     0.112      0.249      0.046
                                                 -------    -------    -------    -------    -------    -------
Variable Account Values

Fixed Portion of Variable Contracts
Deposits                                           0.397      0.400      0.339      0.407      0.484      0.401
Withdrawals                                       (0.240)    (0.231)    (0.218)    (0.184)    (0.210)    (0.267)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                          0.157      0.169      0.121      0.223      0.274      0.134
                                                 -------    -------    -------    -------    -------    -------

Fixed Portion of Variable Account Values

Average Daily Variable Account Values             39.682     38.180     36.499     34.399     33.216     34.341

-------------------------------------------------------------------------------------------------------------------
Annuity Product Spread Information**

Net Investment Income***                           7.37%      7.50%      7.45%      7.33%      7.26%      7.15%
Interest Credited                                  5.14%      5.40%      5.29%      5.34%      5.28%      5.14%
                                                 -------    -------    -------    -------    -------    -------
Spread***                                          2.23%      2.09%      2.16%      1.99%      1.98%      2.01%



                                                  Lincoln Retirement
                                          Annuity Account Value Rollforward
                                    Unaudited [Billions of Dollars] (continued)

                                                     Jun        Sep        Dec        Mar        Jun        Sep
                                                    2002       2002       2002       2003       2003       2003
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal Beg-of-Quarter                18.178     18.679     19.562     20.086     20.611     20.863

Gross Deposits                                     0.853      1.091      0.822      0.776      0.778      0.778
Withdrawals (incl charges) & deaths               (0.551)    (0.825)    (0.531)    (0.524)    (0.501)    (0.492)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                          0.302      0.265      0.291      0.253      0.277      0.286
Transfer from (to) var annuities                  (0.032)     0.379     (0.007)     0.046     (0.250)    (0.243)
Interest credited                                  0.231      0.238      0.240      0.226      0.226      0.225
Acq of new business/companies
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Gross                             18.679     19.562     20.086     20.611     20.863     21.131
Reinsurance Ceded                                 (1.770)    (1.913)    (2.003)    (2.075)    (2.169)    (2.264)
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal End-of-Quarter                16.910     17.650     18.085     18.537     18.696     18.868
                                                 -------    -------    -------    -------    -------    -------
Fixed Annuities Incremental Deposits*              0.839      1.072      0.808      0.753      0.768      0.767


Variable Annuities-Bal Beg-of-Quarter             35.150     31.206     25.942     27.438     26.474     30.457

Gross Deposits                                     0.787      0.603      0.545      0.648      0.584      0.800
Withdrawals (incl charges) & deaths               (0.866)    (0.800)    (0.763)    (0.806)    (0.762)    (0.809)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                         (0.079)    (0.197)    (0.217)    (0.158)    (0.178)    (0.009)
Transfer from (to) fixed annuities                 0.032     (0.388)     0.000     (0.048)     0.249      0.243
Invest inc & change in mkt value                  (3.897)    (4.679)     1.713     (0.759)     3.912      1.018
Acq(sale) of new business/companies
                                                 -------    -------    -------    -------    -------    -------
Var Annuities-Bal End-of-Quarter                  31.206     25.942     27.438     26.474     30.457     31.709
                                                 -------    -------    -------    -------    -------    -------
Variable Annuities Incremental Deposits            0.744      0.573      0.528      0.629      0.560      0.776


Total Annuities - Bal Beg-of-Quarter              53.328     49.885     45.504     47.524     47.085     51.320

Gross Deposits                                     1.640      1.694      1.368      1.424      1.363      1.578
Withdrawals (incl charges) & deaths               (1.417)    (1.626)    (1.294)    (1.329)    (1.263)    (1.301)
                                                 -------    -------    -------    -------    -------    -------
Net flows                                          0.223      0.068      0.074      0.095      0.099      0.277
Transfers                                          0.000     (0.009)    (0.006)    (0.002)    (0.002)     0.001
Interest credited & change in mkt value           (3.666)    (4.441)     1.953     (0.532)     4.137      1.243
Acq of new business/companies
Total Gross Annuities - Bal End-of-Quarter        49.885     45.504     47.524     47.085     51.320     52.841
                                                 -------    -------    -------    -------    -------    -------
Reinsurance Ceded                                 (1.770)    (1.913)    (2.003)    (2.075)    (2.169)    (2.264)
                                                 -------    -------    -------    -------    -------    -------
Total Annuities (Net of Ceded) - Bal End-of-Qtr   48.115     43.591     45.522     45.010     49.151     50.576
                                                 =======    =======    =======    =======    =======    =======

Total Annuities Incremental Deposits*              1.583      1.645      1.336      1.382      1.328      1.543

Var Ann Under Agree - Included above               1.175      1.083      1.186      1.355      1.637      1.820


* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.


---------------------------------------------------------------------------------------------------------------
Fixed Annuities - excluding fixed portion
of variable contracts
Deposits                                           0.430      0.559      0.351      0.368      0.356      0.344
Withdrawals                                       (0.267)    (0.516)    (0.228)    (0.208)    (0.235)    (0.238)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                          0.163      0.042      0.123      0.160      0.121      0.106
                                                 -------    -------    -------    -------    -------    -------

Gross Fixed Account Values                        10.048     10.219     10.475     10.759     11.001     11.226
Reinsurance Ceded                                 (1.770)    (1.913)    (2.003)    (2.075)    (2.169)    (2.264)
                                                 -------    -------    -------    -------    -------    -------
Net Fixed Account Values                           8.278      8.306      8.473      8.684      8.832      8.962
                                                 -------    -------    -------    -------    -------    -------
Variable Annuities - including fixed portion
of variable contracts
Deposits                                           1.210      1.135      1.017      1.056      1.007      1.234
Withdrawals                                       (1.150)    (1.109)    (1.066)    (1.121)    (1.028)    (1.063)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                          0.060      0.026     (0.049)    (0.065)    (0.022)     0.172
                                                 -------    -------    -------    -------    -------    -------
Variable Account Values                           39.839     35.286     37.050     36.327     40.320     41.616

Fixed Portion of Variable Contracts
Deposits                                           0.423      0.532      0.472      0.408      0.422      0.434
Withdrawals                                       (0.284)    (0.309)    (0.303)    (0.316)    (0.266)    (0.254)
                                                 -------    -------    -------    -------    -------    -------
Net Flows                                          0.139      0.223      0.169      0.093      0.156      0.180
                                                 -------    -------    -------    -------    -------    -------

Fixed Portion of Variable Account Values           8.632      9.344      9.612      9.853      9.864      9.906

Average Daily Variable Account Values             33.502     28.023     27.431     26.907     29.195     31.490

---------------------------------------------------------------------------------------------------------------
Annuity Product Spread Information**

Net Investment Income***                           7.11%      6.87%      6.89%      6.61%      6.49%      6.42%
Interest Credited                                  4.92%      4.76%      4.72%      4.42%      4.29%      4.20%
                                                 -------    -------    -------    -------    -------    -------
Spread***                                          2.18%      2.11%      2.17%      2.19%      2.20%      2.22%

  * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

 ** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.  The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets
    (and therefore margin) are retained under these agreements.

*** The net investment income and spread reported above includes earnings from mortgage loan prepayments and make-wholes. The impact of prepayments and make-wholes on investment income and spread was 0.15% in the
    3rd quarter of 2003, 0.05% in the 2nd quarter of 2003, and 0.09% in the 3rd quarter of 2003.



                                                                                                                       PAGE 19
                                                      Life Insurance Segment
                                                        Income Statements
                                                 Unaudited [Millions of Dollars]

                                                                                                                YTD        YTD
                                                                                                                Sep        Sep
For the Year Ended December 31                          1998       1999       2000       2001       2002       2002       2003
                                                    --------   --------   --------   --------   --------   --------   --------
Revenue
Premiums                                               185.9      235.8      227.3      212.4      203.8      147.4      142.7
Surrender charges                                       52.1       66.3       66.4       66.1       54.1       38.6       37.5
Mortality assessments                                  350.1      444.6      465.2      499.4      501.5      374.2      388.2
Expense assessments                                    146.2      165.8      191.8      191.4      199.5      143.2      146.8
Other revenue and fees                                   2.6        9.8       14.2       17.9       23.7       17.5       19.5
Net investment income                                  642.6      840.1      871.5      910.2      899.1      675.8      683.0
Realized gains (losses) on investments                  (1.0)      (2.2)     (17.4)     (57.6)     (98.2)     (92.7)     (16.9)
Gains (losses) on derivatives                            0.0        0.0        0.0        0.7        1.5        1.4       (0.4)
                                                    --------   --------   --------   --------   --------   --------   --------
Total Revenue                                        1,378.5    1,760.4    1,819.0    1,840.6    1,785.0    1,305.4    1,400.5
                                                    --------   --------   --------   --------   --------   --------   --------
Benefits and Expenses
Benefits paid or provided:
Benefits                                               371.3      430.4      411.5      418.6      427.4      312.9      332.8
Div accum & div to policyholders                        70.7       81.5       80.8       78.5       76.0       53.2       47.8
Interest credited to policy bal.                       393.1      493.8      525.4      569.9      598.6      447.8      450.7
                                                    --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                               835.1    1,005.8    1,017.8    1,067.0    1,101.9      813.9      831.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                                            107.5      163.4      152.8      142.1      139.8      101.2       97.5
Other volume related expenses                          122.7      185.6      200.9      176.4      190.4      132.0      145.7
Operating and administrative expenses                  146.0      171.2      169.4      166.8      162.2      117.5      120.8
Restructuring Charges                                   30.8        0.0        0.0        5.4        0.0        0.0       15.3
Taxes, licenses and fees                                29.7       51.8       48.5       49.2       53.2       41.7       44.3
Par policyholder interests                              (4.3)       3.3        1.1        0.0        0.0        0.0        0.0
Foreign exchange                                         0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                    --------   --------   --------   --------   --------   --------   --------
Subtotal                                               432.5      575.2      572.6      539.9      545.6      392.4      423.6
Deferral of acquisition costs                                                  0.0     (324.8)    (336.5)    (235.1)    (258.7)
DAC amortization                                                               0.0       95.0      105.8       69.5       97.5
                                                    --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization                      (159.3)    (235.0)    (286.5)    (229.8)    (230.7)    (165.6)    (161.2)
PVIF amortization                                       51.9       58.8      103.7       75.9       73.9       56.5       61.5
Other intangibles amortization                           0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                    --------   --------   --------   --------   --------   --------   --------
Total underwriting, acquisition,
insurance and other expenses                           325.0      399.1      389.8      385.9      388.8      283.3      324.0
Goodwill amortization                                   19.7       23.4       23.7       23.7        0.0        0.0        0.0
                                                    --------   --------   --------   --------   --------   --------   --------
Total Benefits and Expenses                          1,179.8    1,428.2    1,431.4    1,476.6    1,490.8    1,097.2    1,155.3
                                                    --------   --------   --------   --------   --------   --------   --------
Income from Before Federal Income Tax and
Cumulative Effect of Accounting Changes                198.7      332.2      387.6      364.0      294.2      208.2      245.2

Federal income taxes                                    71.2      120.6      141.6      129.2       88.1       61.6       75.3

Income Before Cumulative Effect of                  --------   --------   --------   --------   --------   --------   --------
Accounting Changes                                     127.5      211.5      246.0      234.8      206.1      146.6      169.9
                                                    --------   --------   --------   --------   --------   --------   --------
Cumulative effect of accounting changes                  0.0        0.0        0.0       (5.5)       0.0
                                                    --------   --------   --------   --------   --------   --------   --------
Net Income                                             127.5      211.5      246.0      229.3      206.1      146.6      169.9
                                                    ========   ========   ========   ========   ========   ========   ========
Less:
Realized gains (losses) on investments                  (1.7)      (0.5)     (10.7)     (38.5)     (63.8)     (60.2)     (11.0)
Gains (losses) on derivatives                            0.0        0.0        0.0        1.6        1.0        0.9       (0.3)
Restructuring charges                                  (20.0)       0.0        0.0       (3.5)       0.0        0.0      (10.0)
Cumulative effect of accounting changes                  0.0        0.0        0.0       (5.5)       0.0        0.0        0.0
                                                    --------   --------   --------   --------   --------   --------   --------
Income from Operations                                 149.2      212.0      256.7      275.3      269.0      205.9      191.2
                                                    ========   ========   ========   ========   ========   ========   ========
Effective tax rate on
Income from Operations                                 35.6%      36.6%      36.6%      35.4%      31.2%      31.2%      31.2%

Revenue                                               1378.5    1,760.4    1,819.0    1,840.6    1,785.0    1,305.4     1400.5
Less:
Realized gains (losses) on investments                  (1.0)      (2.2)     (17.4)     (57.6)     (98.2)     (92.7)     (16.9)
Gains (losses) on derivatives                                                  0.0        0.7        1.5        1.4       (0.4)
                                                    --------   --------   --------   --------   --------   --------   --------
Operating Revenue                                    1,379.5    1,762.6    1,836.4    1,897.5    1,881.7    1,396.7     1417.8
                                                    ========   ========   ========   ========   ========   ========   ========

Average capital                                      1,948.0    2,712.3    2,641.3    2,734.4    2,846.3    2,844.5    2,835.2
Net Income return on average capital                    6.5%       7.8%       9.3%       8.4%       7.2%       6.9%       8.0%
Income from operations return on average capital        7.7%       7.8%       9.7%      10.1%       9.4%       9.7%       9.0%

------------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                                                        1,079.3    1,265.6    1,265.6    1,424.4
Deferral                                                                                324.8      336.5      235.1      258.7
Amortization                                                                            (95.0)    (105.8)     (69.5)     (97.5)
                                                    --------   --------   --------   --------   --------   --------   --------
Included in Total Benefits and Expenses                                                 229.8      230.7      165.6      161.2
Adjustment related to realized (gains) losses
on securities available-for-sale                                                         43.0       39.7       38.8      (20.9)
Adjustment related to unrealized (gains) losses
on securities available-for-sale                                                        (89.0)    (130.9)    (127.2)     (81.4)
Other*                                                                                    2.5       19.3       19.3          -
                                                    --------   --------   --------   --------   --------   --------   --------
Balance at end-of-period                                                              1,265.6    1,424.4    1,362.1    1,483.3
                                                    ========   ========   ========   ========   ========   ========   ========
Roll Forward of Present Value of In-Force

Balance at beginning-of-period                                                        1,040.5      964.0      964.0      890.1
Amortization                                                                            (75.9)     (73.9)     (56.5)     (61.5)
Other                                                                                    (0.7)      (0.0)      (0.1)         -
                                                    --------   --------   --------   --------   --------   --------   --------
Balance at end-of-period                                                                964.0      890.1      907.4      828.6
                                                    ========   ========   ========   ========   ========   ========   ========


* Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under
      FAS 123.



                                                                                                                     PAGE 20
                                                          Life Insurance Segment
                                                            Income Statements
                                                     Unaudited [Millions of Dollars]

For the Quarter Ended                     Sep       Dec      Mar      Jun      Sep      Dec        Mar        Jun        Sep
                                         2001      2001     2002     2002     2002     2002       2003       2003       2003
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Revenue
Premiums                                 46.4      64.4     51.1     47.6     48.6     56.4       47.8       49.7       45.2
Surrender charges                        15.6      19.9     11.7     13.5     13.4     15.5       11.4       12.4       13.7
Mortality assessments                   124.7     125.5    123.9    123.9    126.3    127.3      129.7      128.4      130.2
Expense assessments                      46.0      52.8     46.9     47.2     49.2     56.3       48.3       49.6       48.9
Other revenue and fees                    3.0       6.0      5.7      6.7      5.1      6.2        5.8        7.3        6.4
Net investment income                   233.2     226.6    226.0    225.7    224.1    223.3      227.6      229.0      226.4
Realized gains (losses) on
investments                              (8.2)    (31.1)   (41.4)   (25.4)   (25.9)    (5.5)     (12.7)      (2.6)      (1.7)
Gains (losses) on derivatives            (0.1)      0.6      0.0      0.6      0.7      0.1       (0.5)       0.3       (0.3)
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Total Revenue                           460.6     464.7    423.9    439.8    441.6    479.6      457.5      474.0      468.9
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Benefits and Expenses
Benefits paid or provided:
Benefits                                102.3     112.9    104.1    103.6    105.2    114.6      103.8      110.5      118.5
Div accum & div to policyholders         16.5      25.4     17.8     18.2     17.2     22.8       14.4       17.6       15.9
Interest credited to policy bal.        143.5     146.9    146.3    148.9    152.6    150.7      150.1      149.8      150.7
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Total insurance benefits                262.3     285.1    268.1    270.8    275.1    288.0      268.3      277.9      285.1
Underwriting, acquisition,
insurance and other expenses:
Commissions                              32.5      45.1     34.6     34.8     31.8     38.6       32.4       30.7       34.4
Other volume related expenses            41.4      56.9     42.7     43.6     45.8     58.3       54.2       43.2       48.3
Operating and administrative
expenses                                 43.1      39.8     38.2     38.2     41.1     44.7       40.6       38.5       41.7
Restructuring charges                     0.0       2.3      0.0      0.0      0.0      0.0        5.5        7.3        2.5
Taxes, licenses and fees                 12.0      12.5     13.2     15.3     13.2     11.5       14.4       13.8       16.1
Par policyholder interests                0.0       0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0
Foreign exchange                          0.0       0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Subtotal                                129.0     156.5    128.6    132.0    131.8    153.2      147.1      133.4      143.0
Deferral of acquisition costs           (85.3)   (106.3)   (74.3)   (82.2)   (78.6)  (101.4)     (91.0)     (79.7)     (88.0)
DAC amortization                         29.7      30.2     22.1     23.6     23.9     36.3       47.0       29.5       21.1
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
DAC deferral net of amortization        (55.5)    (76.1)   (52.3)   (58.6)   (54.8)   (65.1)     (44.0)     (50.2)     (66.9)
PVIF amortization                        20.5      14.7     16.9     16.3     23.3     17.4       17.4       17.2       26.9
Other intangibles amortization            0.0       0.0      0.0      0.0      0.0      0.0        0.0        0.0        0.0
Total underwriting, acquisition,
insurance and other expenses             94.0      95.1     93.2     89.6    100.4    105.5      120.5      100.4      103.0
Goodwill amortization                     5.9       5.9      0.0      0.0      0.0      0.0        0.0        0.0        0.0
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Total Benefits and Expenses             362.2     386.2    361.3    360.4    375.5    393.6      388.8      378.3      388.1
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                       98.4      78.4     62.6     79.4     66.1     86.0       68.7       95.7       80.8

Federal income taxes                     34.7      27.5     19.1     22.7     19.7     26.5       20.2       30.1       24.9

Income Before Cumulative Effect of    -------   -------  -------  -------  -------  -------    -------    -------    -------
Accounting Changes                       63.8      50.9     43.5     56.7     46.4     59.5       48.5       65.6       55.8
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======
Cumulative effect of accounting
changes                                   0.0      (0.0)     0.0      0.0      0.0      0.0        0.0        0.0        0.0
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Net Income                               63.8      50.9     43.5     56.7     46.4     59.5       48.5       65.6       55.8
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======
Less:
Realized gains (losses) on
investments                              (5.3)    (21.3)   (26.9)   (16.4)   (16.9)    (3.6)      (8.1)      (1.9)      (1.1)
Gains (losses) on derivatives            (0.0)      1.5      0.0      0.3      0.6      0.1       (0.5)       0.4       (0.2)
Restructuring charges                     0.0      (1.5)     0.0      0.0      0.0      0.0       (3.6)      (4.7)      (1.6)
Cumulative effect of accounting
changes                                   0.0      (0.0)     0.0      0.0      0.0      0.0        0.0        0.0        0.0
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Income from Operations                   69.1      72.3     70.4     72.8     62.7     63.1       60.7       71.8       58.7
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======
Effective tax rate on
Income from Operations                  35.2%     35.0%    32.3%    30.1%    31.3%    31.0%      30.6%      31.8%      31.1%

Revenue                                 460.6     464.7    423.9    439.8    441.6    479.6      457.5      474.0      468.9
Less:
Realized gains (losses) on
investments                              (8.2)    (31.1)   (41.4)   (25.4)   (25.9)    (5.5)     (12.7)      (2.6)      (1.7)
Gains (losses) on derivatives            (0.1)      0.6      0.0      0.6      0.7      0.1       (0.5)       0.3       (0.3)
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Operating Revenue                       468.9     495.2    465.3    464.6    466.8    485.0      470.7      476.2      470.8
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======

Average capital                       2,739.3   2,748.0  2,805.9  2,870.1  2,857.6  2,851.5    2,863.9    2,792.7    2,849.0
Net Income return on average capital     9.3%      7.4%     6.2%     7.9%     6.5%     8.3%       6.8%       9.4%       7.8%
Income from operations return on
average capital                         10.1%     10.5%    10.0%    10.1%     8.8%     8.8%       8.5%      10.3%       8.2%


Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-quarter       1,151.1   1,156.0  1,265.6  1,385.3  1,404.9  1,362.2    1,424.5    1,447.7    1,381.3
Deferral                                 85.3     106.3     74.3     82.2     78.6    101.4       91.0       79.7       88.0
Amortization                            (29.7)    (30.2)   (22.1)   (23.6)   (23.9)   (36.3)     (47.0)     (29.5)     (21.1)
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Included in Total Benefits
and Expenses                             55.5      76.1     52.3     58.6     54.8     65.1       44.0       50.2       66.9
Adjustment related to realized
(gains) losses on securities
available-for-sale                        7.2      14.7     15.8     11.2     11.7      1.0        7.0       (0.3)     (27.6)
Adjustment related to unrealized
(gains) losses on securities
available-for-sale                      (59.6)     18.5     34.0    (51.9)  (109.3)    (3.7)     (27.9)    (116.3)      62.8
Other*                                    1.8       0.3     17.6      1.7
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Balance at end-of-quarter             1,156.0   1,265.6  1,385.3  1,404.9  1,362.2  1,424.5    1,447.7    1,381.3    1,483.4
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-quarter         999.9     978.7    964.0    947.1    930.7    907.4      890.1      872.7      855.5
Amortization                            (20.5)    (14.7)   (16.9)   (16.3)   (23.3)   (17.4)     (17.4)     (17.2)     (26.9)
Other                                    (0.7)                       (0.1)              0.1
                                      -------   -------  -------  -------  -------  -------    -------    -------    -------
Balance at end-of-quarter               978.7     964.0    947.1    930.7    907.4    890.1      872.7      855.5      828.5
                                      =======   =======  =======  =======  =======  =======    =======    =======    =======

* Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.




                                                                                                          PAGE 21
                                                Life Insurance Segment
                                                    Operational Data
                                           Unaudited [Millions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Sep       Sep
For the Year Ended December 31                   1998      1999      2000      2001      2002      2002      2003
                                              -------   -------   -------   -------   -------   -------   -------
First Year Premiums by Product
(Millions)
Universal Life                                  233.0     342.9     289.3     292.7     495.3     318.2     445.8
Variable Universal Life                         101.3     142.2     218.7     228.6     134.5     107.5      55.0
Whole Life                                       20.0      23.9      22.4      26.3      30.3      19.3      22.0
Term                                             48.0      45.9      41.9      30.8      32.3      24.2      29.3
                                              -------   -------   -------   -------   -------   -------   -------
Total Retail                                    402.3     555.0     572.3     578.4     692.3     469.2     552.2
Corporate Owned Life Insurance
(COLI)                                            4.0      14.7      87.0      47.3      88.1      61.3      96.0
                                              -------   -------   -------   -------   -------   -------   -------
Total                                           406.3     569.7     659.3     625.6     780.4     530.5     648.2
                                              -------   -------   -------   -------   -------   -------   -------

First Year Premiums by Distribution
(Millions)
Lincoln Financial Advisors                       35.0     188.3     200.6     196.1     201.7     136.8     157.4
Lincoln Financial Distributors                  356.3     367.9     444.7     413.0     556.3     385.2     434.3
Other*                                           15.0      13.5      14.0      16.6      22.4       8.5      56.4
                                              -------   -------   -------   -------   -------   -------   -------
Total by Distribution                           406.3     569.7     659.3     625.6     780.4     530.5     648.2
                                              =======   =======   =======   =======   =======   =======   =======

Life Insurance In-Force (Billions)
Universal Life & Other                        105.837   109.288   115.872   121.168   126.016   124.085   127.855
Term Insurance                                 67.076    85.701   100.130   113.226   127.880   123.945   145.480
                                              -------   -------   -------   -------   -------   -------   -------
Total  Life Segment In-Force                  172.914   194.988   216.002   234.394   253.896   248.030   273.335
                                              =======   =======   =======   =======   =======   =======   =======


For the Quarter Ended                             Dec        Mar        Jun        Sep        Dec        Mar
                                                 2000       2001       2001       2001       2001       2002
                                              -------    -------    -------    -------    -------    -------
First Year Premiums by Product
(Millions)

Universal Life                                   80.9       57.7       70.0       67.4       97.5       86.4
Variable Universal Life                          75.1       56.0       52.2       50.1       70.2       39.0
Whole Life                                        8.0        4.1        5.1        6.7       10.4        5.2
Term                                              7.6        6.5        7.2        8.1        9.1        8.7
                                              -------    -------    -------    -------    -------    -------
Total Retail                                    171.6      124.2      134.6      132.4      187.2      139.4
Corporate Owned Life Insurance
(COLI)                                           49.0        7.1       21.0        5.1       14.2        6.9
                                              -------    -------    -------    -------    -------    -------
Total                                           220.7      131.3      155.6      137.4      201.3      146.3
                                              -------    -------    -------    -------    -------    -------

First Year Premiums by Distribution
(Millions)
Lincoln Financial Advisors                       66.2       38.1       48.2       41.8       68.0       41.5
Lincoln Financial Distributors                  150.6       89.1      104.0       90.4      129.5      100.9
Other*                                            3.9        4.2        3.4        5.2        3.8        3.8
                                              -------    -------    -------    -------    -------    -------
Total by Distribution                           220.7      131.3      155.6      137.4      201.3      146.3
                                              =======    =======    =======    =======    =======    =======

Insurance In-Force (Billions)
Universal Life & Other                        115.872    116.747    118.007    119.029    121.168    122.316
Term Insurance                                100.130    102.467    105.265    108.723    113.226    117.752
                                              -------    -------    -------    -------    -------    -------
Total Segment In-Force                        216.002    219.214    223.272    227.751    234.394    240.068
                                              =======    =======    =======    =======    =======    =======


For the Quarter Ended                             Jun        Sep        Dec        Mar        Jun        Sep
                                                 2002       2002       2002       2003       2003       2003
                                              -------    -------    -------    -------    -------    -------
First Year Premiums by Product
(Millions)

Universal Life                                   98.9      132.9      177.1      130.8      142.7      172.3
Variable Universal Life                          42.4       26.1       27.0       24.4       14.1       16.6
Whole Life                                        6.4        7.7       11.0        6.5        7.1        8.5
Term                                              8.1        7.3        8.1        9.1        9.6       10.5
                                              -------    -------    -------    -------    -------    -------
Total Retail                                    155.8      174.0      223.2      170.7      173.5      208.0
Corporate Owned Life Insurance
(COLI)                                           46.6        7.8       26.8       10.6       61.8       23.7
                                              -------    -------    -------    -------    -------    -------
Total                                           202.4      181.8      249.9      181.3      235.3      231.7
                                              -------    -------    -------    -------    -------    -------

First Year Premiums by Distribution
(Millions)
Lincoln Financial Advisors                       48.3       46.9       64.9       42.1       48.4       66.9
Lincoln Financial Distributors                  151.6      132.7      171.1      131.6      146.6      156.1
Other*                                            2.6        2.2       13.9        7.5       40.2        8.7
                                              -------    -------    -------    -------    -------    -------
Total by Distribution                           202.4      181.8      249.9      181.3      235.3      231.7
                                              =======    =======    =======    =======    =======    =======

Insurance In-Force (Billions)
Universal Life & Other                        123.674    124.085    126.016    126.414    127.276    127.855
Term Insurance                                121.076    123.945    127.880    133.251    139.191    145.480
                                              -------    -------    -------    -------    -------    -------
Total Segment In-Force                        244.750    248.030    253.896    259.666    266.467    273.335
                                              =======    =======    =======    =======    =======    =======

* Other consists of distribution arrangements with third-party intermediaries.




                                                                                                                    PAGE 22
                                                           Life Insurance Segment
                                                   Life Insurance Account Value Roll Forward

                                                      Unaudited [Billions of Dollars]
                                                                                                            YTD        YTD
                                                                                                            Sep        Sep
                                                    1998       1999       2000       2001       2002       2002       2003
                                                  ------     ------     ------     ------     ------     ------     ------
Universal Life-Bal Beg-of-Year                     2.558      6.259      6.650      6.976      7.508      7.508      8.211

Deposits                                           0.675      1.017      0.955      1.043      1.332      0.921      1.092
Withdrawals & deaths                              (0.701)    (0.452)    (0.426)    (0.319)    (0.426)    (0.302)    (0.325)
                                                  ------     ------     ------     ------     ------     ------     ------
Net flows                                         (0.026)     0.564      0.528      0.724      0.906      0.620      0.768
Policyholder assessments                           0.000     (0.544)    (0.584)    (0.598)    (0.648)    (0.479)    (0.517)
Interest credited                                  0.350      0.370      0.382      0.405      0.428      0.320      0.321
Acq of new business/transfers between segments     3.378      0.000      0.000      0.000      0.018      0.018      0.000
                                                  ------     ------     ------     ------     ------     ------     ------
Universal Life-Bal End of Year (1)                 6.259      6.650      6.976      7.508      8.211      7.987      8.782
                                                  ------     ------     ------     ------     ------     ------     ------
Variable Universal Life-Bal Beg-of-Year            0.480      1.200      1.605      1.808      1.746      1.746      1.690

Deposits                                           0.193      0.326      0.607      0.584      0.504      0.379      0.325
Withdrawals & deaths                              (0.100)    (0.099)    (0.132)    (0.251)    (0.193)    (0.146)    (0.135)
                                                  ------     ------     ------     ------     ------     ------     ------
Net flows                                          0.093      0.228      0.475      0.332      0.311      0.233      0.190
Policyholder assessments                           0.000     (0.084)    (0.141)    (0.170)    (0.186)    (0.139)    (0.143)
Invest inc & chg in mkt value                      0.105      0.370     (0.130)    (0.225)    (0.313)    (0.397)     0.253
Acq of new business/transfers between segments     0.522     (0.110)     0.000      0.000      0.132      0.132      0.000
                                                  ------     ------     ------     ------     ------     ------     ------
Variable Universal Life -Bal End-of-Year           1.200      1.605      1.808      1.746      1.690      1.575      1.991
                                                  ------     ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Year               1.784      1.963      2.062      2.123      2.123      2.186

Deposits                                           0.340      0.355      0.322      0.307      0.301      0.202      0.181
Withdrawals & deaths                              (0.294)    (0.162)    (0.168)    (0.200)    (0.199)    (0.136)    (0.163)
                                                  ------     ------     ------     ------     ------     ------     ------
Net flows                                          0.046      0.193      0.154      0.107      0.103      0.065      0.018
Policyholder assessments                           0.000     (0.168)    (0.168)    (0.164)    (0.167)    (0.121)    (0.112)
Interest credited                                  0.096      0.109      0.113      0.118      0.127      0.096      0.094
Acq of new business/transfers between segments     1.642      0.045      0.000      0.000      0.000      0.000      0.000
                                                  ------     ------     ------     ------     ------     ------     ------
Int Sensitive Whole Life-Bal End -of -Year         1.784      1.963      2.062      2.123      2.186      2.164      2.185
                                                  ------     ------     ------     ------     ------     ------     ------

---------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                    3.038      9.243     10.217     10.847     11.377     11.377     12.086

Deposits                                           1.207      1.698      1.884      1.934      2.138      1.502      1.598
Withdrawals & deaths                              (1.095)    (0.713)    (0.727)    (0.771)    (0.818)    (0.584)    (0.622)
                                                  ------     ------     ------     ------     ------     ------     ------
Net flows                                          0.113      0.985      1.158      1.163      1.320      0.918      0.976
Policyholder assessments                                     (0.795)    (0.893)    (0.931)    (1.002)    (0.738)    (0.772)
Invest inc & change in market value                0.551      0.849      0.364      0.299      0.241      0.019      0.668
Acq of new business/transfers between segments     5.542     (0.065)                           0.150      0.150
                                                  ------     ------     ------     ------     ------     ------     ------
Total Segment -Bal End-of-Year                     9.243     10.217     10.847     11.377     12.086     11.726     12.958
                                                  ======     ======     ======     ======     ======     ======     ======

(1) Includes fixed investment option of VUL products.




                                                                                                                 PAGE 23
                                                                   Life Insurance Segment
                                                          Life Insurance Account Value Roll Forward
                                                               Unaudited [Billions of Dollars]

                                                              Dec        Mar        Jun        Sep        Dec        Mar
                                                             2000       2001       2001       2001       2001       2002
                                                           ------     ------     ------     ------     ------     ------
Universal Life-Bal Beg-of-Quarter                           6.878      6.976      7.063      7.216      7.315      7.508

Deposits                                                    0.265      0.227      0.270      0.233      0.314      0.248
Withdrawals & deaths                                       (0.114)    (0.091)    (0.071)    (0.085)    (0.073)    (0.097)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.151      0.136      0.199      0.147      0.241      0.150
Policyholder assessments                                   (0.150)    (0.147)    (0.147)    (0.150)    (0.153)    (0.158)
Interest credited                                           0.097      0.098      0.100      0.102      0.105      0.104
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.018
                                                           ------     ------     ------     ------     ------     ------
Universal Life-Bal End-of-Quarter (1)                       6.976      7.063      7.216      7.315      7.508      7.622
                                                           ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter                  1.812      1.808      1.633      1.766      1.527      1.746

Deposits                                                    0.245      0.136      0.138      0.124      0.186      0.129
Withdrawals & deaths                                       (0.048)    (0.049)    (0.060)    (0.055)    (0.088)    (0.055)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.197      0.087      0.078      0.069      0.098      0.074
Policyholder assessments                                   (0.041)    (0.041)    (0.041)    (0.042)    (0.045)    (0.047)
Invest inc & chg in mkt value                              (0.160)    (0.221)     0.096     (0.266)     0.166      0.013
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.132
                                                           ------     ------     ------     ------     ------     ------
Variable Universal Life -Bal End-of-Quarter                 1.808      1.633      1.766      1.527      1.746      1.919
                                                           ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter          2.026      2.062      2.068      2.084      2.096      2.123

Deposits                                                    0.113      0.056      0.069      0.077      0.105      0.063
Withdrawals & deaths                                       (0.056)    (0.041)    (0.043)    (0.054)    (0.061)    (0.051)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.057      0.014      0.027      0.022      0.044      0.012
Policyholder assessments                                   (0.050)    (0.037)    (0.040)    (0.041)    (0.047)    (0.042)
Interest credited                                           0.029      0.028      0.030      0.030      0.030      0.033
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.000
                                                           ------     ------     ------     ------     ------     ------
Int Sensitive Whole Life-Bal End-of-Quarter                 2.062      2.068      2.084      2.096      2.123      2.126
                                                           ------     ------     ------     ------     ------     ------

------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                         10.716     10.847     10.764     11.066     10.939     11.377

Deposits                                                    0.622      0.418      0.477      0.434      0.605      0.440
Withdrawals & deaths                                       (0.218)    (0.181)    (0.173)    (0.195)    (0.222)    (0.204)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.404      0.237      0.304      0.239      0.383      0.236
Policyholder assessments                                   (0.241)    (0.225)    (0.228)    (0.232)    (0.246)    (0.246)
Invest inc & change in market value                        (0.033)    (0.094)     0.226     (0.134)     0.301      0.151
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.150
                                                           ------     ------     ------     ------     ------     ------
Total Segment -Bal End-of-Quarter                          10.847     10.764     11.066     10.939     11.377     11.667
                                                           ======     ======     ======     ======     ======     ======

                                                              Jun        Sep        Dec        Mar        Jun        Sep
                                                             2002       2002       2002       2003       2003       2003
                                                           ------     ------     ------     ------     ------     ------
Universal Life-Bal Beg-of-Quarter                           7.622      7.838      7.987      8.211      8.359      8.542

Deposits                                                    0.364      0.310      0.410      0.316      0.350      0.426
Withdrawals & deaths                                       (0.096)    (0.108)    (0.125)    (0.107)    (0.101)    (0.117)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.268      0.201      0.286      0.210      0.249      0.309
Policyholder assessments                                   (0.158)    (0.162)    (0.170)    (0.168)    (0.171)    (0.178)
Interest credited                                           0.106      0.110      0.108      0.106      0.106      0.108
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.000
                                                           ------     ------     ------     ------     ------     ------
Universal Life-Bal End-of-Quarter (1)                       7.838      7.987      8.211      8.359      8.542      8.782
                                                           ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter                  1.919      1.776      1.575      1.690      1.689      1.930

Deposits                                                    0.147      0.102      0.126      0.118      0.114      0.093
Withdrawals & deaths                                       (0.057)    (0.034)    (0.047)    (0.036)    (0.050)    (0.048)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.090      0.068      0.079      0.082      0.064      0.045
Policyholder assessments                                   (0.046)    (0.046)    (0.047)    (0.049)    (0.048)    (0.046)
Invest inc & chg in mkt value                              (0.186)    (0.224)     0.083     (0.034)     0.225      0.062
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.000
                                                           ------     ------     ------     ------     ------     ------
Variable Universal Life -Bal End-of-Quarter                 1.776      1.575      1.690      1.689      1.930      1.991
                                                           ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter          2.126      2.145      2.164      2.186      2.185      2.191

Deposits                                                    0.066      0.073      0.100      0.051      0.062      0.067
Withdrawals & deaths                                       (0.039)    (0.045)    (0.063)    (0.046)    (0.050)    (0.066)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.026      0.027      0.037      0.005      0.012      0.001
Policyholder assessments                                   (0.039)    (0.040)    (0.046)    (0.036)    (0.038)    (0.039)
Interest credited                                           0.032      0.031      0.031      0.030      0.032      0.032
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.000
                                                           ------     ------     ------     ------     ------     ------
Int Sensitive Whole Life-Bal End-of-Quarter                 2.145      2.164      2.186      2.185      2.191      2.185
                                                           ------     ------     ------     ------     ------     ------

------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                         11.667     11.759     11.726     12.086     12.233     12.663

Deposits                                                    0.577      0.484      0.636      0.486      0.526      0.586
Withdrawals & deaths                                       (0.192)    (0.187)    (0.234)    (0.190)    (0.202)    (0.231)
                                                           ------     ------     ------     ------     ------     ------
Net flows                                                   0.385      0.297      0.402      0.296      0.324      0.355
Policyholder assessments                                   (0.244)    (0.248)    (0.263)    (0.252)    (0.257)    (0.262)
Invest inc & change in market value                        (0.049)    (0.082)     0.222      0.103      0.363      0.202
Acq of new business/transfers between segments              0.000      0.000      0.000      0.000      0.000      0.000
                                                           ------     ------     ------     ------     ------     ------
Total Segment -Bal End-of-Quarter                          11.759     11.726     12.086     12.233     12.663     12.958
                                                           ======     ======     ======     ======     ======     ======

(1) Includes fixed investment option of VUL products.



                                                                                                                       PAGE 24
                                                                       Investment Management
                                                                         Income Statements
                                                                   Unaudited [Millions of Dollars]
                                                                                                                YTD        YTD
                                                                                                                Sep        Sep
For the Year Ended December 31                          1998       1999       2000       2001       2002       2002       2003
                                                      ------     ------     ------     ------     ------     ------     ------
Revenue
Investment advisory fees - External                    249.0      248.6      231.6      197.2      183.3      138.7      146.8
Investment advisory fees - Insurance Assets            100.2      103.0      112.4      105.0       97.7       73.5       75.0
Other revenue and fees                                  92.5      106.6      115.9       99.2       87.0       64.9       81.1
Net investment income                                   67.0       56.9       57.7       53.6       50.5       37.9       37.4
Realized gains (losses) on investments                   0.9       (0.1)      (3.9)      (3.7)      (5.4)      (4.0)      (0.1)
Gains (losses) on derivatives                            0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                      ------     ------     ------     ------     ------     ------     ------
Total Revenue                                          509.6      514.9      513.7      451.2      413.1      310.9      340.2
                                                      ------     ------     ------     ------     ------     ------     ------
Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses:
Operating and administrative expenses                  384.7      369.6      424.9      410.2      393.2      297.4      301.3
Restructuring Charges                                    0.0       12.5        7.1        0.6       (0.4)      (0.4)       5.3
Taxes, licenses and fees                                13.1       10.3       11.6       16.8       13.0       10.6        8.2
                                                      ------     ------     ------     ------     ------     ------     ------
Subtotal                                               397.8      392.4      443.6      427.5      405.8      307.6      314.8
Other intangibles amortization                          18.8       17.7       16.3       10.8        8.2        6.2        6.0
                                                      ------     ------     ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                           416.6      410.1      459.9      438.3      414.0      313.9      320.7
Goodwill amortization                                   16.3       16.2       16.2       16.2        0.0        0.0        0.0
Interest on notes payable                                0.4        0.0        0.0        0.0        0.0        0.0        0.0
                                                      ------     ------     ------     ------     ------     ------     ------
Total Benefits and Expenses                            433.3      426.3      476.1      454.6      414.0      313.9      320.7
                                                      ------     ------     ------     ------     ------     ------     ------
Income from Before Federal Income Tax and
Cumulative Effect of Accounting Changes                 76.3       88.6       37.6       (3.3)      (0.9)      (2.9)      19.4

Federal income taxes                                    31.9       37.0       19.8        5.5        0.5       (0.4)       7.5

Income Before Cumulative Effect of                    ------     ------     ------      ------     ------     ------    ------
Accounting Changes                                      44.4       51.6       17.9       (8.9)      (1.4)      (2.5)      12.0
                                                      ------     ------     ------      ------     ------     ------    ------
Cumulative effect of accounting changes                  0.0        0.0        0.0       (0.1)       0.0        0.0        0.0
                                                      ------     ------     ------      ------     ------     ------    ------
Net Income                                              44.4       51.6       17.9       (9.0)      (1.4)      (2.5)      12.0
                                                      ======     ======     ======      ======     ======     ======     ======
Less:
Realized gains (losses) on investments                   0.5       (0.1)      (2.5)      (2.4)      (3.5)      (2.6)      (0.1)
Gains (losses) on derivatives                            0.0        0.0        0.0        0.0        0.0        0.0        0.0
Restructuring charges                                    0.0       (9.2)      (4.6)      (0.4)       0.3        0.3       (3.5)
Cumulative effect of accounting changes                  0.0        0.0        0.0       (0.1)       0.0        0.0        0.0
                                                      ------     ------     ------     ------     ------     ------     ------
Income from Operations                                  43.9       61.0       25.0       (6.1)       1.8       (0.2)      15.5
                                                      ======     ======     ======     ======     ======     ======     ======
Net Income
- before Goodwill Amortization                          60.8       67.9       34.1        7.3       (1.4)      (2.5)      12.0
Net Income
-before Goodwill & Intang. Amort.                       73.1       79.4       44.7       14.3        3.9        1.5       15.8

Inc from Oper -before
Goodwill  Amortization                                  60.3       77.2       41.3       10.1        1.8       (0.2)      15.5
Income from Operations
- before Goodwill & Intang. Amort                       72.6       88.7       51.8       17.1        7.2        3.8       19.4

Revenue                                                509.6      514.9      513.7      451.2      413.1      310.9      340.2
Less:
Realized gains (losses) on investments                   0.9       (0.1)      (3.9)      (3.7)      (5.4)      (4.0)      (0.1)
Gains (losses) on derivatives                            0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                      ------     ------     ------     ------     ------     ------     ------
Operating Revenue                                      508.7      515.0      517.6      454.9      418.5      314.9      340.3
                                                      ======     ======     ======     ======     ======     ======     ======
Average Capital (Securities at Cost)                   642.3      593.7      582.0      557.0      581.2      578.7      595.5
Net Income return on average capital                    6.9%       8.7%       3.1%      (1.6%)     (0.2%)     (0.6%)      2.7%
Inc. from oper. return on average capital               6.8%      10.3%       4.3%      (1.1%)      0.3%      (0.1%)      3.5%

Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.



                                                                                            PAGE 25

                                          Investment Management
                                            Income Statements
                                    Unaudited [Millions of Dollars]

For the Quarter Ended                               Sep        Dec        Mar        Jun        Sep
                                                   2001       2001       2002       2002       2002
                                                 ------     ------     ------     ------     ------
Revenue
Investment advisory fees - External                46.2       49.3       48.0       47.8       42.9
Investment advisory fees - Insurance Assets        26.0       26.3       25.0       24.3       24.1
Other revenue and fees                             23.9       23.4       23.0       22.0       19.9
Net investment income                              13.6       12.8       12.8       12.7       12.4
Realized gains (losses) on investments             (0.8)      (1.1)      (1.5)      (0.7)      (1.8)
Gains (losses) on derivatives                       0.0        0.0        0.0        0.0        0.0
                                                 ------     ------     ------     ------     ------
Total Revenue                                     108.8      110.8      107.3      106.1       97.5
                                                 ------     ------     ------     ------     ------
Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses:
Operating and administrative expenses              99.0      101.3       97.2      100.8       99.4
Restructuring Charges                               0.0        0.6        0.0        0.0       (0.4)
Taxes, licenses and fees                            4.2        3.6        4.6        4.2        1.9
                                                 ------     ------     ------     ------     ------
Subtotal                                          103.2      105.5      101.8      105.0      100.9
Other intangibles amortization                      2.3        2.3        2.2        2.0        2.0
                                                 ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                      105.5      107.8      103.9      107.0      102.9
Goodwill amortization                               4.1        4.1        0.0        0.0        0.0
Interest on notes payable                           0.0        0.0        0.0        0.0        0.0
                                                 ------     ------     ------     ------     ------
Total Benefits and Expenses                       109.5      111.9      103.9      107.0      102.9
                                                 ------     ------     ------     ------     ------
Income from Before Federal Income Tax and
Cumulative Effect of Accounting Changes            (0.7)      (1.1)       3.4       (1.0)      (5.4)

Federal income taxes                                1.4        1.3        1.3       (0.2)      (1.5)

Income Before Cumulative Effect of               ------     ------     ------     ------     ------
Accounting Changes                                 (2.1)      (2.4)       2.1       (0.8)      (3.9)
                                                 ------     ------     ------     ------     ------
Cumulative effect of accounting changes             0.0        0.0        0.0        0.0        0.0
                                                 ------     ------     ------     ------     ------
Net Income                                         (2.1)      (2.4)       2.1       (0.8)      (3.9)
                                                 ======     ======     ======     ======     ======
Less:
Realized gains (losses) on investments             (0.5)      (0.7)      (1.0)      (0.4)      (1.2)
Gains (losses) on derivatives                       0.0        0.0        0.0        0.0        0.0
Restructuring charges                               0.0       (0.4)       0.0        0.0        0.3
Cumulative effect of accounting changes             0.0        0.0        0.0        0.0        0.0
                                                 ------     ------     ------     ------     ------
Income from Operations                             (1.6)      (1.3)       3.1       (0.3)      (3.0)
                                                 ======     ======     ======     ======     ======
Net Income -before
Goodwill  Amortization                              1.9        1.7        2.1       (0.8)      (3.9)
Net Income -before
Goodwill  & Intang. Amort                           3.4        3.2        3.5        0.6       (2.6)
Inc from Oper -before
Goodwill  Amortization                              2.5        2.8        3.1       (0.3)      (3.0)
Inc from Oper -before
Goodwill  & Intang. Amort                           3.9        4.2        4.5        1.0       (1.7)

Revenue                                           108.8      110.8      107.3      106.1       97.5
Less:
Realized gains (losses) on investments             (0.8)      (1.1)      (1.5)      (0.7)      (1.8)
Gains (losses) on derivatives                       0.0        0.0        0.0        0.0        0.0
                                                 ------     ------     ------     ------     ------
Operating Revenue                                 109.7      111.8      108.9      106.7       99.3
                                                 ======     ======     ======     ======     ======
Average Capital (Securities at Cost)              556.7      555.4      562.7      587.2      586.3
Net Income return on average capital              (1.5%)     (1.7%)      1.5%      (0.5%)     (2.6%)
Income from operations return on average capital  (1.1%)     (0.9%)      2.2%      (0.2%)     (2.0%)


For the Quarter Ended                              Dec        Mar        Jun        Sep
                                                  2002       2003       2003       2003
                                                ------     ------     ------     ------
Revenue
Investment advisory fees - External               44.7       44.2       49.4       53.2
Investment advisory fees - Insurance Assets       24.2       24.1       25.4       25.5
Other revenue and fees                            22.1       22.0       29.5       29.5
Net investment income                             12.7       12.1       12.1       13.2
Realized gains (losses) on investments            (1.5)      (0.4)       0.1        0.2
Gains (losses) on derivatives                      0.0        0.0        0.0        0.0
                                                ------     ------     ------     ------
Total Revenue                                    102.2      102.1      116.4      121.7
                                                ------     ------     ------     ------
Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses:
Operating and administrative expenses             95.8       95.2      104.4      101.6
Restructuring Charges                              0.0        0.0        0.0        5.3
Taxes, licenses and fees                           2.4        3.0        2.8        2.4
                                                ------     ------     ------     ------
Subtotal                                          98.2       98.2      107.2      109.3
Other intangibles amortization                     2.0        2.0        2.0        2.0
                                                ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                     100.2      100.2      109.2      111.3
Goodwill amortization                              0.0        0.0        0.0        0.0
Interest on notes payable                          0.0        0.0        0.0        0.0
                                                ------     ------     ------     ------
Total Benefits and Expenses                      100.2      100.2      109.2      111.3
                                                ------     ------     ------     ------
Income from Before Federal Income Tax and
Cumulative Effect of Accounting Changes            2.0        1.9        7.2       10.3

Federal income taxes                               0.9        0.8        2.6        4.0

Income Before Cumulative Effect of              ------     ------     ------     ------
Accounting Changes                                 1.1        1.0        4.6        6.3
                                                ------     ------     ------     ------
Cumulative effect of accounting changes            0.0        0.0        0.0        0.0
                                                ------     ------     ------     ------
Net Income                                         1.1        1.0        4.6        6.3
                                                ======     ======     ======     ======
Less:
Realized gains (losses) on investments            (0.9)      (0.3)       0.0        0.1
Gains (losses) on derivatives                      0.0        0.0        0.0        0.0
Restructuring charges                              0.0        0.0        0.0       (3.5)
Cumulative effect of accounting changes            0.0        0.0        0.0        0.0
                                                ------     ------     ------     ------
Income from Operations                             2.1        1.3        4.5        9.7
                                                ======     ======     ======     ======
Net Income -before
Goodwill  Amortization                             1.1        1.0        4.6        6.3
Net Income -before
Goodwill  & Intang. Amort                          2.4        2.4        5.8        7.6
Inc from Oper -before
Goodwill  Amortization                             2.1        1.3        4.5        9.7

Inc from Oper -before
Goodwill  & Intang. Amort                          3.4        2.6        5.8       11.0

Revenue                                          102.2      102.1      116.4      121.7
Less:
Realized gains (losses) on investments            (1.5)      (0.4)       0.1        0.2
Gains (losses) on derivatives                      0.0        0.0        0.0        0.0
                                                ------     ------     ------     ------
Operating Revenue                                103.6      102.5      116.3      121.4
                                                ======     ======     ======     ======
Average Capital (Securities at Cost)             588.8      597.6      588.6      600.4
Net Income return on average capital              0.8%       0.7%       3.1%       4.2%
Income from operations return on average capital  1.4%       0.9%       3.1%       6.4%



                                                                                                                  PAGE 26
                                                           Investment Management
                                                    Assets Under Management Roll Forward
                                                      Unaudited [Billions of Dollars]
                                                                                                           YTD        YTD
                                                                                                           Sep        Sep
                                                   1998       1999       2000       2001       2002       2002       2003
                                                 ------     ------     ------     ------     ------     ------     ------
Retail Fixed - Bal Beg-of-Year                    8.125      8.219      7.423      6.607      7.120      7.120      7.631

Fund Sales                                        1.166      0.991      0.769      0.876      1.218      0.890      1.336
Redemptions                                      (1.234)    (1.424)    (1.401)    (1.051)    (1.182)    (0.872)    (1.081)
Net Money Market                                 (0.141)    (0.111)    (0.207)    (0.046)    (0.050)    (0.014)    (0.014)
Transfers                                         0.132      0.177     (0.168)     0.405      0.206      0.114     (0.080)
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                                     (0.077)    (0.367)    (1.007)     0.184      0.192      0.118      0.162
Market                                            0.170     (0.429)     0.098      0.329      0.320      0.279      0.289
Acquisitions/addition of Assets
under Administration(1)                                                 0.094
                                                 ------     ------     ------     ------     ------     ------     ------
Balance  End-of-Year                              8.219      7.423      6.607      7.120      7.631      7.516      8.083
                                                 ------     ------     ------     ------     ------     ------     ------
Retail Equity - Bal Beg-of-Year                  17.754     22.081     23.384     21.523     17.987     17.987     14.916

Fund Sales                                        3.581      3.270      4.116      2.817      4.477      3.132      2.581
Redemptions                                      (2.459)    (4.972)    (4.431)    (2.838)    (3.690)    (2.809)    (2.120)
Net Money Market                                 (0.001)    (0.001)     0.001
Transfers                                         0.730     (0.144)    (0.178)    (0.538)    (0.173)    (0.137)     0.064
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                                      1.851     (1.847)    (0.492)    (0.560)     0.614      0.186      0.524
Market                                            2.476      3.150     (1.711)    (2.976)    (3.686)    (4.470)     2.521
Acquisitions/addition of Assets
under Administration(1)                                                 0.342
                                                 ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                           22.081     23.384     21.523     17.987     14.916     13.703     17.961
                                                 ------     ------     ------     ------     ------     ------     ------
Total Retail - Bal Beg-of-Year                   25.879     30.300     30.807     28.130     25.107     25.107     22.547

Retail Sales-Annuities                            2.240      1.561      1.782      1.701      2.751      1.946      1.589
Retail Sales-Mutual Funds                         1.912      2.151      2.577      1.523      1.829      1.430      1.652
Retail Sales-Managed Acct. & Other                0.595      0.549      0.525      0.469      1.115      0.646      0.676
                                                 ------     ------     ------     ------     ------     ------     ------
Total Retail Sales                                4.747      4.261      4.885      3.693      5.695      4.022      3.917
Redemptions                                      (3.693)    (6.396)    (5.832)    (3.889)    (4.873)    (3.681)    (3.201)
Net Money Market                                 (0.142)    (0.112)    (0.206)    (0.046)    (0.050)    (0.014)    (0.014)
Transfers                                         0.862      0.033     (0.346)    (0.133)     0.033     (0.023)    (0.016)
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                                      1.774     (2.214)    (1.500)    (0.375)     0.806      0.304      0.686
Market                                            2.647      2.721     (1.613)    (2.648)    (3.365)    (4.192)     2.810
Acquisitions/addition of Assets
under Administration(1)                                                 0.435
                                                 ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                           30.300     30.807     28.130     25.107     22.547     21.219     26.044
                                                 ------     ------     ------     ------     ------     ------     ------

--------------------------------------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg-of-Year             5.708      6.955      6.936      6.111      5.490      5.490      7.237

Inflows                                           2.169      2.001      0.771      0.643      2.281      1.998      1.274
Withdrawals/Terminations                         (1.242)    (1.700)    (1.973)    (1.229)    (1.146)    (0.708)    (0.722)
Transfers                                        (0.074)    (0.001)    (0.005)     0.017      0.004      0.006      0.005
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows                                         0.853      0.300     (1.207)    (0.569)     1.139      1.296      0.557
Market                                            0.394     (0.319)     0.382     (0.052)     0.607      0.421      0.284
Acquisitions
                                                 ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                            6.955      6.936      6.111      5.490      7.237      7.208      8.077
                                                 ------     ------     ------     ------     ------     ------     ------
Institutional Equity - Bal Beg-of-Year           24.871     24.235     23.631     19.112     17.814     17.814     16.711

Inflows                                           3.840      5.249      2.730      3.183      2.913      1.873      2.607
Withdrawals/Terminations                         (7.441)    (7.800)    (7.209)    (2.879)    (1.991)    (1.670)    (1.760)
Transfers                                         0.047      0.012     (0.008)     0.035      0.045      0.036      0.013
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows                                        (3.555)    (2.539)    (4.486)     0.338      0.967      0.239      0.861
Market                                            2.919      1.935     (0.033)    (1.636)    (2.070)    (3.117)     3.436
Acquisitions
                                                 ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                           24.235     23.631     19.112     17.814     16.711     14.935     21.008
                                                 ------     ------     ------     ------     ------     ------     ------
Total Institutional - Bal Beg-of-Year            30.579     31.191     30.568     25.223     23.304     23.304     23.948

Inflows                                           6.009      7.250      3.501      3.826      5.194      3.871      3.881
Withdrawals/Terminations                         (8.683)    (9.500)    (9.182)    (4.109)    (3.137)    (2.378)    (2.482)
Transfers                                        (0.027)     0.011     (0.013)     0.052      0.050      0.042      0.018
                                                 ------     ------     ------     ------     ------     ------     ------
Net Flows                                        (2.702)    (2.239)    (5.693)    (0.231)     2.106      1.535      1.417
Market                                            3.313      1.616      0.349     (1.688)    (1.463)    (2.696)     3.720
Acquisitions
                                                 ------     ------     ------     ------     ------     ------     ------

Balance at End-of-Year                           31.191     30.568     25.223     23.304     23.948     22.143     29.085
                                                 ------     ------     ------     ------     ------     ------     ------

                                                 ------     ------     ------     ------     ------     ------     ------
Total Retail/Institutional - At End-of-Year      61.490     61.375     53.354     48.411     46.495     43.362     55.129
                                                 ------     ------     ------     ------     ------     ------     ------

                                                 ------     ------     ------     ------     ------     ------     ------
Insurance Assets - At End-of-Year                39.432     35.934     35.686     38.119     41.104     40.416     42.984
                                                 ------     ------     ------     ------     ------     ------     ------
Total Assets Under Management
At End-of-Year                                  100.922     97.309     89.040     86.530     87.599     83.778     98.113
                                                 ======     ======     ======     ======     ======     ======     ======

(1) Retail assets under management have been restated to include assets under administration beginning in
    January of 2000.

Net Flows from Assets Under Administration are:                         0.018      0.081       0.263     0.196      0.164



                                                                                               PAGE 27
                                           Investment Management
                                   Assets Under Management Roll Forward
                                      Unaudited [Billions of Dollars]


                                            Dec        Mar        Jun        Sep        Dec        Mar
                                           2000       2001       2001       2001       2001       2002
                                      ---------  ---------  ---------  ---------  ---------  ---------


Retail Fixed - Bal-Beg-of-Qtr             6.631      6.607      6.752      6.769      7.208      7.122

Fund Sales                                0.212      0.248      0.203      0.207      0.218      0.292
Redemptions                              (0.277)    (0.261)    (0.285)    (0.262)    (0.242)    (0.289)
Net Money Market                         (0.051)     0.010     (0.030)     0.005     (0.031)    (0.003)
Transfers                                 0.010      0.047     (0.002)     0.388     (0.027)    (0.041)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                             (0.106)     0.043     (0.114)     0.338     (0.083)    (0.041)
Market                                    0.082      0.102      0.131      0.101     (0.003)     0.007
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                     6.607      6.752      6.769      7.208      7.122      7.088
                                      ---------  ---------  ---------  ---------  ---------  ---------

Retail Equity - Bal-Beg-of-Qtr           24.047     21.523     18.253     19.754     15.871     17.989

Fund Sales                                1.071      0.917      0.681      0.638      0.580      0.908
Redemptions                              (0.837)    (0.911)    (0.666)    (0.653)    (0.607)    (0.791)
Net Money Market                          0.000      0.000      0.000      0.000      0.000      0.000
Transfers                                (0.069)    (0.070)    (0.047)    (0.441)     0.019      0.014
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                              0.165     (0.064)    (0.032)    (0.456)    (0.008)     0.130
Market                                   (2.690)    (3.205)     1.532     (3.427)     2.126      0.133
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    21.523     18.253     19.754     15.871     17.989     18.253
                                      ---------  ---------  ---------  ---------  ---------  ---------

Total Retail - Bal-Beg-of-Qtr            30.679     28.130     25.005     26.523     23.079     25.111

Retail Sales-Annuities                    0.589      0.540      0.403      0.434      0.323      0.589
Retail Sales-Mutual Funds                 0.563      0.483      0.355      0.336      0.348      0.452
Retail Sales-Managed Acct. & Other        0.131      0.142      0.127      0.074      0.127      0.159
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Retail Sales                        1.283      1.165      0.885      0.845      0.798      1.200
Redemptions                              (1.114)    (1.173)    (0.951)    (0.915)    (0.850)    (1.081)
Net Money Market                         (0.051)     0.010     (0.030)     0.005     (0.031)    (0.003)
Transfers                                (0.059)    (0.023)    (0.049)    (0.053)    (0.009)    (0.027)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                              0.059     (0.021)    (0.146)    (0.118)    (0.091)     0.089
Market                                   (2.608)    (3.103)     1.663     (3.326)     2.123      0.140
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    28.130     25.005     26.523     23.079     25.111     25.340
                                      ---------  ---------  ---------  ---------  ---------  ---------

------------------------------------------------------------------------------------------------------
Institutional Fixed - Bal-Beg-of-Qtr      6.276      6.112      5.891      5.810      5.640      5.490

Inflows                                   0.135      0.310      0.233      0.020      0.080      0.804
Withdrawals/Terminations                 (0.568)    (0.432)    (0.112)    (0.493)    (0.192)    (0.239)
Transfers                                 0.001      0.003      0.010      0.001      0.002     (0.001)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows                                (0.433)    (0.119)     0.131     (0.472)    (0.109)     0.565
Market                                    0.269     (0.102)    (0.212)     0.302     (0.041)    (0.036)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                     6.112      5.891      5.810      5.640      5.490      6.019
                                      ---------  ---------  ---------  ---------  ---------  ---------
Institutional Equity - Bal-Beg-of-Qtr    19.044     19.113     17.312     18.406     16.241     17.815

Inflows                                   0.750      0.881      0.823      0.863      0.615      0.672
Withdrawals/Terminations                 (1.368)    (1.199)    (0.501)    (0.555)    (0.624)    (0.512)
Transfers                                 0.007      0.018     (0.008)     0.009      0.016      0.006
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net  Flows                               (0.611)    (0.299)     0.313      0.317      0.007      0.167
Market                                    0.680     (1.502)     0.780     (2.482)     1.567      0.661
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    19.113     17.312     18.406     16.241     17.815     18.643
                                      ---------  ---------  ---------  ---------  ---------  ---------

Total Institutional - Bal-Beg-of-Qtr     25.320     25.225     23.203     24.216     21.881     23.305

Inflows                                   0.885      1.192      1.056      0.883      0.696      1.476
Withdrawals/Terminations                 (1.936)    (1.631)    (0.613)    (1.048)    (0.816)    (0.751)
Transfers                                 0.008      0.022      0.002      0.010      0.018      0.006
Net Flows                                (1.043)    (0.417)     0.445     (0.155)    (0.103)     0.731
Market                                    0.949     (1.605)     0.568     (2.180)     1.526      0.625
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    25.225     23.203     24.216     21.881     23.305     24.661
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Retail/Inst - At End-of-Qtr        53.355     48.209     50.739     44.960     48.415     50.002
                                      ---------  ---------  ---------  ---------  ---------  ---------
Insurance Assets-End-of-Qtr              35.686     36.324     36.018     37.337     38.119     37.171
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Assets Under Management
At End-of-Qtr                            89.041     84.533     86.757     82.297     86.534     87.172
                                      =========  =========  =========  =========  =========  =========

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.

Net Cash Flows from Assets Under Admin:   0.001      0.027      0.013      0.007      0.034      0.090



                                           Investment Management
                               Assets Under Management Roll Forward (continued)
                                      Unaudited [Billions of Dollars]


                                            Jun        Sep        Dec        Mar        Jun        Sep
                                           2002       2002       2002       2003       2003       2003
                                      ---------  ---------  ---------  ---------  ---------  ---------


Retail Fixed - Bal-Beg-of-Qtr             7.088      7.169      7.516      7.633      7.907      8.190

Fund Sales                                0.272      0.325      0.328      0.424      0.469      0.443
Redemptions                              (0.306)    (0.277)    (0.311)    (0.327)    (0.318)    (0.435)
Net Money Market                         (0.002)    (0.009)    (0.035)     0.001     (0.006)    (0.008)
Transfers                                 0.021      0.134      0.092      0.062     (0.055)    (0.086)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                             (0.015)     0.174      0.074      0.159      0.090     (0.087)
Market                                    0.096      0.174      0.043      0.115      0.193     (0.020)
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                     7.169      7.516      7.633      7.907      8.190      8.083
                                      ---------  ---------  ---------  ---------  ---------  ---------

Retail Equity - Bal-Beg-of-Qtr           18.253     16.611     13.703     14.914     14.286     16.906

Fund Sales                                1.084      1.140      1.345      0.717      0.813      1.051
Redemptions                              (0.881)    (1.137)    (0.881)    (0.803)    (0.612)    (0.706)
Net Money Market                          0.000      0.000      0.000      0.000      0.000      0.000
Transfers                                (0.022)    (0.128)    (0.036)    (0.059)     0.011      0.112
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                              0.182     (0.126)     0.428     (0.145)     0.213      0.457
Market                                   (1.824)    (2.782)     0.784     (0.484)     2.408      0.598
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    16.611     13.703     14.914     14.286     16.906     17.961
                                      ---------  ---------  ---------  ---------  ---------  ---------

Total Retail - Bal-Beg-of-Qtr            25.340     23.779     21.219     22.547     22.192     25.096

Retail Sales-Annuities                    0.601      0.756      0.806      0.488      0.528      0.573
Retail Sales-Mutual Funds                 0.562      0.416      0.399      0.450      0.558      0.644
Retail Sales-Managed Acct. & Other        0.194      0.293      0.469      0.202      0.196      0.277
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Retail Sales                        1.356      1.465      1.673      1.141      1.282      1.494
Redemptions                              (1.186)    (1.414)    (1.192)    (1.130)    (0.930)    (1.141)
Net Money Market                         (0.002)    (0.009)    (0.035)     0.001     (0.006)    (0.008)
Transfers                                (0.001)     0.006      0.056      0.003     (0.044)     0.025
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows(1)                              0.167      0.048      0.502      0.014      0.302      0.370
Market                                   (1.728)    (2.608)     0.826     (0.369)     2.601      0.578
Acquisitions/addition of Assets
under Admin.(1)                           0.000      0.000      0.000      0.000      0.000      0.000
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    23.779     21.219     22.547     22.192     25.096     26.044
                                      ---------  ---------  ---------  ---------  ---------  ---------

------------------------------------------------------------------------------------------------------
Institutional Fixed - Bal-Beg-of-Qtr      6.019      6.844      7.208      7.238      7.606      7.754

Inflows                                   0.663      0.530      0.283      0.592      0.126      0.556
Withdrawals/Terminations                 (0.161)    (0.308)    (0.438)    (0.308)    (0.188)    (0.226)
Transfers                                 0.000      0.007     (0.002)     0.002      0.003     (0.000)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows                                 0.503      0.229     (0.157)     0.286     (0.059)     0.330
Market                                    0.323      0.134      0.187      0.083      0.207     (0.007)
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                     6.844      7.208      7.238      7.606      7.754      8.077
                                      ---------  ---------  ---------  ---------  ---------  ---------
Institutional Equity - Bal-Beg-of-Qtr    18.643     18.119     14.936     16.710     15.919     19.607

Inflows                                   0.569      0.631      1.040      0.494      0.727      1.386
Withdrawals/Terminations                 (0.635)    (0.523)    (0.322)    (0.459)    (0.381)    (0.921)
Transfers                                 0.018      0.011      0.010      0.008      0.002      0.003
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net  Flows                               (0.047)     0.119      0.728      0.044      0.348      0.469
Market                                   (0.476)    (3.302)     1.046     (0.835)     3.339      0.933
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    18.119     14.936     16.710     15.919     19.607     21.008
                                      ---------  ---------  ---------  ---------  ---------  ---------

Total Institutional - Bal-Beg-of-Qtr     24.661     24.963     22.143     23.948     23.526     27.360

Inflows                                   1.232      1.162      1.323      1.086      0.853      1.943
Withdrawals/Terminations                 (0.796)    (0.831)    (0.760)    (0.767)    (0.568)    (1.147)
Transfers                                 0.019      0.017      0.008      0.010      0.005      0.003
                                      ---------  ---------  ---------  ---------  ---------  ---------
Net Flows                                 0.455      0.348      0.572      0.330      0.289      0.799
Market                                   (0.153)    (3.168)     1.233     (0.752)     3.546      0.926
                                      ---------  ---------  ---------  ---------  ---------  ---------
Balance at End-of-Qtr                    24.963     22.143     23.948     23.526     27.360     29.085
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Retail/Inst - At End-of-Qtr        48.742     43.362     46.495     45.718     52.456     55.129
                                      ---------  ---------  ---------  ---------  ---------  ---------
Insurance Assets-End-of-Qtr              38.476     40.416     41.104     42.130     43.857     42.984
                                      ---------  ---------  ---------  ---------  ---------  ---------
Total Assets Under Management
At End-of-Qtr                            87.218     83.778     87.599     87.848     96.313     98.113
                                      =========  =========  =========  =========  =========  =========


(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.

Net Cash Flows from Assets Under Admin:   0.061      0.045      0.068      0.068      0.059      0.038



                                                                                                                            PAGE 28
                                                                 Lincoln UK
                                                              Income Statements
                                                       Unaudited [Millions of Dollars]
                                                                                                                     YTD        YTD
                                                                                                                     Sep        Sep
For the Year Ended December 31                               1998       1999       2000       2001       2002       2002       2003
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Revenue
Premiums                                                    156.6      145.1      148.4       46.1       50.6       36.5       42.9
Mortality assessments                                        29.3       27.1       31.4       33.9       32.4       23.5       27.0
Expense assessments                                         153.6      182.3      178.1      134.8      105.3       82.4       69.2
Other revenue and fees                                       11.2       13.8        2.6       (1.4)      24.9       36.8        9.0
Net investment income                                        87.9       75.3       70.3       64.8       62.1       45.5       47.9
Realized gains (losses) on investments                        1.1        3.0        3.2       12.4        1.9        0.7        0.2
Gains (losses) on derivatives                                 0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Revenue                                               439.7      446.6      433.8      290.7      277.2      225.4      196.3
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Benefits and Expenses
Benefits paid or provided:
Benefits                                                    151.0      306.2      178.5       83.4       84.2       61.1       65.2
Underwriting, acquisition,
insurance and other expenses:
Commissions                                                  52.6       54.5       37.7       10.8        6.1        4.8        2.9
Operating and administrative expenses                       125.8      153.0      142.5       82.5       77.0       56.4       58.3
Restructuring Charges                                         0.0       10.0       99.4        0.0       (1.7)       0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Subtotal                                                    178.5      217.4      279.5       93.2       81.4       61.2       61.3
Deferral of acquisition costs                                                                 (4.2)      (3.4)      (2.8)      (1.9)
DAC amortization                                                                              35.9       50.0       61.4       27.8
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
DAC deferral net of amortization                            (16.0)     (12.4)      (7.2)      31.7       46.5       58.6       26.0
PVIF amortization                                            13.2       28.4        4.7       22.5       30.8       25.2       (3.4)
Other intangibles amortization                                0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total underwriting, acquisition,
insurance and other expenses                                175.6      233.5      277.0      147.4      158.7      145.1       83.9
Goodwill amortization                                         6.3        7.0        4.0        0.6        0.0        0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Benefits and Expenses                                 332.9      546.7      459.6      231.5      242.9      206.2      149.1
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes                     106.9     (100.1)     (25.7)      59.2       34.3       19.2       47.2

Federal income taxes                                         35.2      (81.8)     (10.6)      (7.6)      (3.4)      (0.6)      16.5

Income Before Cumulative Effect of                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
Accounting Changes                                           71.7      (18.2)     (15.1)      66.8       37.7       19.8       30.7
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Cumulative effect of accounting changes                       0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Income                                                   71.7      (18.2)     (15.1)      66.8       37.7       19.8       30.7
                                                        =========  =========  =========  =========  =========  =========  =========
Less:
Realized gains (losses) on investments                        0.8        2.1        2.3        8.7        1.3        0.5        0.2
Restructuring charges                                         0.0       (6.5)     (76.5)       0.0        1.7        0.0        0.0
Cumulative effect of accounting changes                       0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income from Operations                                       70.9      (13.9)      59.2       58.1       34.6       19.3       30.6
                                                        =========  =========  =========  =========  =========  =========  =========
Effective tax rate on
Income from Operations                                      32.9%      85.1%      15.9%     (24.2%)    (12.8%)     (4.1%)     35.0%

Revenue                                                     439.7      446.6      433.8      290.7      277.2      225.4      196.3
Less:
Realized gains (losses) on investments                        1.1        3.0        3.2       12.4        1.9        0.7        0.2
Gains(losses) on derivatives
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
Operating Revenue                                           438.6      443.6      430.6      278.2      275.4      224.8      196.1
                                                        =========  =========  =========  =========  =========  =========  =========
Average capital                                             472.5      520.4      494.0      593.8      549.9      551.8      515.4
Net Income return on average capital                        15.2%      (3.5%)     (3.1%)     11.3%       6.9%       4.8%       8.0%
Income from operations return on average capital            15.0%      (2.7%)     12.0%       9.8%       6.3%       4.7%       7.9%

-----------------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year                                                                 635.0      587.3      587.3      597.6
Deferral                                                                                       4.2        3.4        2.8        1.9
Amortization                                                                                 (35.9)     (50.0)     (61.4)     (27.8)
                                                                                         ---------  ---------  ---------  ---------
Included in Total Benefits and Expenses                                                      (31.7)     (46.5)     (58.6)     (25.9)
Foreign currency translation adjustment                                                      (16.0)      56.8       43.1       19.2
Other                                                                                          0.0        0.0        0.0        0.0
                                                                                         ---------  ---------  ---------  ---------
Balance at end-of-year                                                                       587.3      597.6      571.8      590.8
                                                                                         =========  =========  =========  =========
Roll Forward of Present Value of In-Force

Balance at beginning-of-year                                                                 273.6      244.0      244.0      237.3
Amortization                                                                                 (22.5)     (30.8)     (25.2)       3.4
Foreign currency translation adjustment                                                       (7.0)      24.1       18.0        8.2
Other
                                                                                         ---------  ---------  ---------  ---------
Balance at end-of-year                                                                       244.0      237.3      236.8      249.0
                                                                                         =========  =========  =========  =========

Note: 2000, 2001, and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.



                                                                                                                        PAGE 29

                                                                 Lincoln UK
                                                             Income Statements
                                                        Unaudited [Millions of Dollars]

For the Quarter Ended                       Sep        Dec        Mar     Jun     Sep      Dec        Mar        Jun        Sep
                                           2001       2001       2002    2002    2002     2002       2003       2003       2003
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Revenue
Premiums                                   11.8       11.9       12.1    12.1    12.4     14.2       12.7       13.8       16.5
Mortality assessments                       8.5        7.1        6.5     8.3     8.7      8.9        9.1        9.2        8.7
Expense assessments                        35.5       24.1       25.3    27.8    29.4     22.8       21.6       24.5       23.2
Other revenue and fees                      8.8       (9.2)      (0.2)   12.5    24.5    (11.9)      10.3       (3.9)       2.6
Net investment income                      14.8       15.2       14.7    15.3    15.6     16.6       15.2       16.7       16.0
Realized gains (losses) on investments      5.5        4.3       (5.1)    4.5     1.2      1.2       (0.0)       0.0        0.3
Gains (losses) on derivatives               0.0        0.0        0.0     0.0     0.0      0.0        0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Total Revenue                              85.0       53.4       53.2    80.5    91.8     51.8       68.9       60.2       67.3
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Benefits and Expenses
Benefits paid or provided:
Benefits                                   20.7       20.8       18.3    19.0    23.8     23.1       18.2       24.3       22.7
Underwriting, acquisition,
insurance and other expenses:
Commissions                                 2.6        1.9        1.3     1.9     1.6      1.3        1.1        0.8        1.0
Operating and administrative expenses      20.3       24.7       17.3    18.9    20.2     20.6       18.3       20.5       19.6
Restructuring Charges                       0.0        0.0        0.0     0.0     0.0     (1.7)       0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Subtotal                                   22.9       26.6       18.6    20.9    21.8     20.2       19.4       21.3       20.6
Deferral of acquisition costs              (1.3)      (0.9)      (0.9)   (1.0)   (0.9)    (0.6)      (0.8)      (0.8)      (0.2)
DAC amortization                           18.7       (3.8)       6.7    20.9    33.8    (11.5)      18.6        1.9        7.3
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
DAC deferral net of amortization           17.4       (4.8)       5.8    19.9    33.0    (12.1)      17.7        1.2        7.1
PVIF amortization                           9.4        5.6        0.7    11.7    12.8      5.5        3.0       (5.7)      (0.7)
Other intangibles amortization              0.0        0.0        0.0     0.0     0.0      0.0        0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses               49.6       27.4       25.0    52.5    67.6     13.6       40.1       16.8       27.0
Goodwill amortization                       0.2        0.2        0.0     0.0     0.0      0.0        0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Total Benefits and Expenses                70.5       48.4       43.3    71.5    91.4     36.7       58.3       41.1       49.6
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes    14.5        5.1        9.8     9.0     0.4     15.1       10.6       19.1       17.6

Federal income taxes                        1.0      (16.9)      (0.5)   (0.3)    0.2     (2.8)       3.8        6.6        6.1

Income Before Cumulative Effect of       ------    -------    ------- ------- -------   ------    -------    -------    -------
Accounting Changes                         13.5       22.0       10.3     9.3     0.2     17.9        6.8       12.4       11.5
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Cumulative effect of accounting changes     0.0        0.0        0.0     0.0     0.0      0.0        0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Net Income                                 13.5       22.0       10.3     9.3     0.2     17.9        6.8       12.4       11.5
                                         ======    =======    ======= ======= =======   ======    =======    =======    =======
Less:
Realized gains (losses) on investments      3.9        3.0       (3.6)    3.2     0.9      0.8       (0.0)       0.0        0.2
Restructuring charges                       0.0        0.0        0.0     0.0     0.0      1.7        0.0        0.0        0.0
Cumulative effect of accounting changes     0.0        0.0        0.0     0.0     0.0      0.0        0.0        0.0        0.0
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Income from Operations                      9.6       19.0       13.8     6.1    (0.6)    15.3        6.8       12.4       11.3
                                         ======    =======    ======= ======= =======   ======    =======    =======    =======
Effective tax rate on
Income from Operations                    (6.8%) (2,417.1%)      7.2%  (37.0%)  25.4%   (26.1%)     35.5%      34.7%      35.0%

Revenue                                    85.0       53.4       53.2    80.5    91.8     51.8       68.9       60.2       67.3
Less:
Realized gains (losses) on investments      5.5        4.3       (5.1)    4.5     1.2      1.2       (0.0)       0.0        0.3
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Operating Revenue                          79.5       49.1       58.3    75.9    90.6     50.6       68.9       60.2       67.0
                                         ======    =======    ======= ======= =======   ======    =======    =======    =======
Average capital                           607.3      596.3      585.2   544.9   525.3    544.0      539.2      494.4      512.5
Net Income return on average capital       8.9%      14.7%       7.0%    6.8%    0.2%    13.2%       5.1%      10.1%       9.0%
Income from operations return on
average capital                            6.3%      12.7%       9.5%    4.5%   (0.5%)   11.3%       5.1%      10.1%       8.8%

-------------------------------------------------------------------------------------------------------------------------------
Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-year              583.4      589.7      587.3   569.4   591.0    571.8      597.6      569.1      595.1
Deferral                                    1.3        0.9        0.9     1.0     0.9      0.6        0.8        0.8        0.2
Amortization                              (18.7)       3.8       (6.7)  (20.9)  (33.8)    11.5      (18.6)      (1.9)      (7.3)
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Included in Total Benefits and Expenses   (17.4)       4.8       (5.8)  (19.9)  (33.0)    12.1      (17.7)      (1.1)      (7.1)
Foreign currency translation adjustment    23.8       (7.2)     (12.2)   41.6    13.8     13.7      (10.8)      27.2        2.8
Other
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Balance at end-of-year                    589.7      587.3      569.4   591.0   571.8    597.6      569.1      595.1      590.9
                                         ======    =======    ======= ======= =======   ======    =======    =======    =======
Roll Forward of Present Value of
In-Force

Balance at beginning-of-year              251.9      252.8      244.0   238.3   243.9    236.8      237.4      230.1      247.0
Amortization                               (9.4)      (5.6)      (0.7)  (11.7)  (12.8)    (5.5)      (3.0)       5.7        0.7
Foreign currency translation adjustment    10.3       (3.2)      (5.1)   17.4     5.7      6.1       (4.3)      11.2        1.3
Other
                                         ------    -------    ------- ------- -------   ------    -------    -------    -------
Balance at end-of-year                    252.8      244.0      238.3   243.9   236.8    237.4      230.1      247.0      249.0
                                         ======    =======    ======= ======= =======   ======    =======    =======    =======



                                                                               PAGE 30
                                       Lincoln UK
                                   Operational Data
                           Unaudited [Millions of Dollars]

For the Year Ended December 31         1998       1999       2000       2001       2002
                                    -------    -------    -------    -------    -------
Unit Linked Assets - Beg-of-Year
(Billions)                            5.643      6.265      7.220      6.441      5.607

Deposits                              0.473      0.537      0.554      0.481      0.453
Withdrawals (incl. chgs) & Deaths    (0.547)    (0.566)    (0.644)    (0.529)    (0.519)
                                    -------    -------    -------    -------    -------
Net Flows                            (0.074)    (0.029)    (0.090)    (0.048)    (0.066)
Inv Inc & Chg in Mkt Val              0.662      1.154     (0.154)    (0.617)    (1.004)
Acq of new business/companies
Foreign currency adjustment           0.035     (0.170)    (0.536)    (0.169)     0.542
                                    -------    -------    -------    -------    -------
Unit Linked Assets - End-of-Year      6.265      7.220      6.441      5.607      5.079
                                    =======    =======    =======    =======    =======
Individual Life In-force (Billions)  25.002     25.698     24.290     20.878     18.896

Exchange Rate - Dollars to Pounds
For-the-Period                        1.658      1.617      1.518      1.441      1.503
End-of-Period                         1.660      1.615      1.493      1.456      1.610


For the Quarter Ended                   Dec        Mar        Jun        Sep        Dec        Mar
                                       2000       2001       2001       2001       2001       2002
                                    -------    -------    -------    -------    -------    -------
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)     6.499      6.441      5.677      5.768      5.218      5.607

Deposits                              0.116      0.132      0.111      0.128      0.111      0.114
Withdrawals (incl. chgs) & Deaths    (0.153)    (0.147)    (0.131)    (0.136)    (0.115)    (0.127)
                                    -------    -------    -------    -------    -------    -------
Net Flows                            (0.037)    (0.015)    (0.020)    (0.009)    (0.004)    (0.013)
Inv Inc & Chg in Mkt Val             (0.100)    (0.421)     0.115     (0.768)     0.457      0.141
Acq of new business/companies
Foreign Currency Adjustment           0.078     (0.328)    (0.004)     0.226     (0.063)    (0.117)
                                    -------    -------    -------    -------    -------    -------
Unit Linked Assets - End-of-Quarter   6.441      5.677      5.768      5.218      5.607      5.618
                                    =======    =======    =======    =======    =======    =======
Individual Life In-force (Billions)  24.290     21.894     21.519     21.299     20.878     20.010

Exchange Rate - Dollars to Pounds
For-the-Quarter                       1.454      1.455      1.421      1.442      1.448      1.423
End-of-Quarter                        1.493      1.416      1.415      1.474      1.456      1.426


For the Quarter Ended                   Jun        Sep        Dec        Mar        Jun        Sep
                                       2002       2002       2002       2003       2003       2003
                                     ------    -------    -------    -------    -------    -------
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)     5.618      5.520      4.825      5.079      4.748      5.468

Deposits                              0.115      0.119      0.104      0.094      0.090      0.113
Withdrawals (incl. chgs) & Deaths    (0.137)    (0.126)    (0.129)    (0.153)    (0.137)    (0.152)
                                     ------    -------    -------    -------    -------    -------
Net Flows                            (0.022)    (0.006)    (0.025)    (0.059)    (0.047)    (0.039)
Inv Inc & Chg in Mkt Val             (0.479)    (0.812)     0.146     (0.184)     0.549      0.205
Acq of new business/companies
Foreign Currency Adjustment           0.403      0.123      0.133     (0.087)     0.218      0.059
                                     ------    -------    -------    -------    -------    -------
Unit Linked Assets - End-of-Quarter   5.520      4.825      5.079      4.748      5.468      5.692
                                     ======    =======    =======    =======    =======    =======
Individual Life In-force (Billions)  20.401     19.815     18.896     18.512     19.138     19.258

Exchange Rate - Dollars to Pounds
For-the-Quarter                       1.464      1.555      1.570      1.605      1.618      1.615
End-of-Quarter                        1.532      1.569      1.610      1.580      1.656      1.664




                                                                                                                      PAGE 31

                                                        Other Operations
                                               Unaudited [Millions of Dollars]

                                                                                                                 YTD      YTD
                                                                                                                 Sep      Sep
For the Year Ended December 31                                     1998     1999     2000     2001     2002     2002     2003
                                                                -------  -------  -------  -------  -------  -------  -------
Revenue                                                         1,691.1  1,966.0  1,946.9  1,827.3    372.4    268.8    223.9
Less:
Realized gains (losses)
on investments                                                      0.5     14.4     (5.0)     8.2     25.6     24.5     (7.4)
Gains (losses) on derivatives                                       0.0      0.0      0.0     (9.7)     0.9      0.6      7.5
Amortization of deferred
gain-reserve development                                            0.0      0.0      0.0      0.0     (0.8)    (1.4)     3.3
Gain on sale of reinsurance
subsidiaries                                                        0.0      0.0      0.0     12.8     (8.3)     0.0      0.0
                                                                -------  -------  -------  -------  -------  -------  -------
Operating Revenue                                               1,690.6  1,951.6  1,951.9  1,815.9    355.0    245.2    220.5
                                                                =======  =======  =======  =======  =======  =======  =======

Operating Revenue by Source:
Lincoln Financial Advisors                                        286.4    317.0    377.5    360.7    318.0    228.4    221.3
Lincoln Financial Distributors                                     33.5    107.5    119.9    113.4    127.3     90.5     97.0
                                                                -------  -------  -------  -------  -------  -------  -------
Total Distribution                                                319.9    424.4    497.4    474.0    445.4    318.9    318.3
Reinsurance                                                     1,581.2  1,824.1  1,770.6  1,699.4      0.0      0.0      0.0
Amortization of deferred gain
on indemnity reinsurance*                                           0.0      0.0      0.0     20.4     75.2     68.3     54.9
Other [Including
Consolidating Adjustments]                                       (210.5)  (296.9)  (316.0)  (377.9)  (165.6)  (142.0)  (152.7)
                                                                -------  -------  -------  -------  -------  -------  -------
Total Operating Revenue                                         1,690.6  1,951.6  1,951.9  1,815.9    355.0    245.2    220.5
                                                                =======  =======  =======  =======  =======  =======  =======

-----------------------------------------------------------------------------------------------------------------------------

Income (Loss)

Net Loss                                                           (7.6)   (76.1)   (18.2)    (6.6)  (247.3)  (214.8)   (85.6)
Less:
Realized gains (losses)
on investments                                                      2.7     10.2     (3.2)     5.9     16.7     15.9     (4.8)
Gains (losses) on derivatives                                       0.0      0.0      0.0     (6.3)     0.6      0.4      4.9
Gain on sale of reinsurance
subsidiaries                                                        0.0      0.0      0.0     15.0     (9.4)     0.0      0.0
Reserve development/
Amortization of deferred gain                                       0.0      0.0      0.0      0.0   (199.1)  (190.8)   (18.7)
Restructuring charges                                             (14.3)    (3.2)     1.0    (19.5)     1.1      1.1     (2.4)
Cumulative effect of accounting
changes                                                             0.0      0.0      0.0     (2.7)     0.0      0.0      0.0
Loss on early retirement of
subordinated debt                                                   0.0      0.0      0.0      0.0      0.0      0.0     (3.7)
                                                                -------  -------  -------  -------  -------  -------  -------
Operating Income (Loss)                                             4.0    (83.1)   (16.0)     1.0    (57.2)   (41.3)   (61.0)
                                                                =======  =======  =======  =======  =======  =======  =======

Income (Loss) from Operations
by Source:
Lincoln Financial Advisors                                        (23.7)   (20.8)   (15.4)   (20.1)   (31.4)   (27.7)   (25.2)
Lincoln Financial Distributors                                     (8.2)   (14.0)   (19.6)   (33.2)   (35.2)   (27.2)   (26.3)
                                                                -------  -------  -------  -------  -------  -------  -------
Total Distribution                                                (31.9)   (34.8)   (35.0)   (53.3)   (66.6)   (54.9)   (51.5)
Reinsurance                                                       104.9     40.1    122.5    128.8      0.0      0.0      0.0
Amortization of deferred gain
on indemnity reinsurance*                                           0.0      0.0      0.0     12.9     48.9     44.4     35.7
LNC Financing                                                     (51.5)   (83.5)   (84.9)   (77.9)   (43.0)   (29.4)   (43.1)
Other Corporate                                                   (17.5)    (5.0)   (18.6)    (9.5)     3.5     (1.4)    (2.0)
                                                                -------  -------  -------  -------  -------  -------  -------
Income (Loss) from Operations                                       4.0    (83.1)   (16.0)     1.0    (57.2)   (41.3)   (61.0)
                                                                =======  =======  =======  =======  =======  =======  =======

-----------------------------------------------------------------------------------------------------------------------------


                                                  Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep
For the Quarter Ended                            2001     2001     2002     2002     2002     2002     2003     2003     2003
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Revenue                                         485.3    367.4     88.5     88.5     91.8    103.6     73.0     76.1     74.8
Less:
Realized gains (losses)
on investments                                  (12.8)    29.5     (4.9)    (3.8)    33.2      1.2      0.4     (0.2)    (7.6)
Gains (losses) on derivatives                    (0.0)    (9.7)     0.1     (0.1)     0.6      0.3     (0.4)     0.2      7.7
Amort. of deferred gain-reserve
development                                       0.0      0.0      0.0      0.0     (1.4)     0.5     (0.2)    (0.2)     3.7
Gain on sale of reinsurance
subsidiaries                                      0.0     12.8      0.0      0.0      0.0     (8.3)     0.0      0.0      0.0
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Operating Revenue                               498.2    334.7     93.3     92.4     59.4    109.8     73.3     76.3     70.9
                                              =======  =======  =======  =======  =======  =======  =======  =======  =======

Operating Revenue by Source:
Lincoln Financial Advisors                       78.9    116.7     75.9     78.1     74.4     89.6     69.4     75.3     76.7
Lincoln Financial Distributors                   32.0     35.0     29.4     29.3     31.8     36.9     35.4     29.4     32.2
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Distribution                              111.0    151.7    105.3    107.4    106.2    126.5    104.8    104.6    108.9
Reinsurance                                     467.4    265.6               0.0      0.0      0.0      0.0      0.0      0.0
Amortization of deferred gain on
indemnity reinsurance*                            0.0     20.4     24.1     22.1     22.1      6.9     18.4     18.2     18.3
Other [Including
Consolidating Adjustments]                      (80.2)  (102.9)   (36.0)   (37.1)   (68.9)   (23.6)   (49.9)   (46.6)   (56.2)
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Operating Revenue                         498.2    334.7     93.3     92.4     59.4    109.8     73.3     76.3     70.9
                                              =======  =======  =======  =======  =======  =======  =======  =======  =======

-----------------------------------------------------------------------------------------------------------------------------

Income (Loss)

Net  Income (Loss)                              (24.6)    33.2    (16.8)   (25.8)  (172.1)   (32.6)   (21.7)   (21.6)   (42.4)
Less:
Realized gains (losses) on
investments                                      (8.3)    19.7     (3.3)    (2.4)    21.6      0.8      0.5     (0.4)    (4.9)
Gains (losses) on derivatives                    (0.0)    (6.3)     0.1     (0.1)     0.4      0.2     (0.5)     0.4      5.0
Gain on sale of reinsurance
subsidiaries                                      0.0     15.0      0.0      0.0      0.0     (9.4)     0.0      0.0      0.0
Reserve development/
Amortization of deferred gain                     0.0      0.0      0.0    (14.4)  (176.4)    (8.2)    (0.1)    (0.1)   (18.5)
Restructuring charges                             0.0    (18.3)     0.0      0.0      1.1      0.0      0.0      0.0     (2.4)
Cumulative effect of accounting
changes                                           0.0     (0.0)     0.0      0.0      0.0      0.0      0.0      0.0      0.0
Loss on early retirement of
subordinated debt                                 0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0     (3.7)
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Income (Loss) from Operations                   (16.3)    23.0    (13.6)    (8.9)   (18.8)   (15.9)   (21.5)   (21.5)   (18.0)
                                              =======  =======  =======  =======  =======  =======  =======  =======  =======

Income from Operations by Source:
Lincoln Financial Advisors                       (5.3)     6.4    (10.1)    (8.7)    (8.9)    (3.7)   (10.4)    (7.4)    (7.4)
Lincoln Financial Distributors                   (8.4)    (5.1)    (6.6)    (7.6)   (13.1)    (8.0)    (8.1)   (10.7)    (7.5)
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Distribution                              (13.7)     1.3    (16.6)   (16.3)   (22.0)   (11.7)   (18.4)   (18.1)   (15.0)
Reinsurance                                      17.2     30.7      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Amortization of deferred gain on
indemnity reinsurance*                            0.0     12.9     15.7     14.4     14.4      4.5     11.9     11.9     11.9
LNC Financing                                   (19.5)   (14.7)    (8.2)   (10.2)   (11.0)   (13.5)   (15.3)   (14.4)   (13.3)
Other Corporate                                  (0.3)    (7.1)    (4.4)     3.2     (0.2)     4.9      0.3     (0.8)    (1.5)
                                              -------  -------  -------  -------  -------  -------  -------  -------  -------
Income(Loss) from Operations                    (16.3)    23.0    (13.6)    (8.9)   (18.8)   (15.9)   (21.5)   (21.5)   (18.0)
                                              =======  =======  =======  =======  =======  =======  =======  =======  =======

* The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.




                                                                                            PAGE 32
                            Consolidated Domestic Retail Deposits/Account Balances
                                      Unaudited [Billions of Dollars]

                                                                                               1998
                                                                                             ------
Deposits - For the Year

Lincoln Retirement - Fixed Annuities                                                          1.452
Lincoln Retirement - Variable Annuities                                                       2.791
Lincoln Retirement - Life Insurance                                                           0.000
Life Insurance Segment - Life Insurance                                                       1.207
Inv Mgmt - Annuities                                                                          2.240
Inv Mgmt - Mutual Funds (1)                                                                   1.912
Inv Mgmt - Managed Acct. & Other                                                              0.595
Consolidating Adjustments                                                                    (1.041)
                                                                                             ------
Gross Deposits                                                                                9.157
                                                                                             ======

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities                                                         16.505
Lincoln Retirement - Variable Annuities                                                      33.358
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance                                                       9.243
Inv Mgmt - Annuities                                                                         14.257
Inv Mgmt - Mutual Funds (1)                                                                  13.528
Inv Mgmt - Managed Acct. & Other                                                              2.512
Consolidating Adjustments                                                                    (8.891)
                                                                                             ------
Account Balances                                                                             80.512
                                                                                             ======

                            Consolidated Domestic Retail Deposits/Account Balances (continued)
                                      Unaudited [Billions of Dollars]
                                                                                      YTD      YTD
                                                                                      Sep      Sep
                                                 1999     2000     2001     2002     2002     2003
                                               ------   ------   ------   ------   ------   ------
Deposits - For the Year

Lincoln Retirement - Fixed Annuities            2.563    2.074    3.342    3.672    2.850    2.333
Lincoln Retirement - Variable Annuities         2.553    3.165    3.067    2.743    2.198    2.032
Lincoln Retirement - Life Insurance             0.017    0.014    0.012    0.000    0.000    0.000
Life Insurance Segment - Life Insurance         1.698    1.884    1.934    2.138    1.502    1.598
Inv Mgmt - Annuities                            1.561    1.782    1.701    2.751    1.946    1.589
Inv Mgmt - Mutual Funds (1)                     2.151    2.577    1.523    1.829    1.430    1.652
Inv Mgmt - Managed Acct. & Other                0.549    0.525    0.469    1.115    0.646    0.676
Consolidating Adjustments                      (0.499)  (0.765   (0.608)  (1.576)  (1.051)  (0.671)
                                               ------   ------   ------   ------   ------   ------
Gross Deposits                                 10.593   11.256   11.439   12.671    9.522    9.210
                                               ======   ======   ======   ======   ======   ======

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities           16.791   15.394   16.491   18.085
Lincoln Retirement - Variable Annuities        41.493   39.427   34.638   27.438
Lincoln Retirement - Life Insurance             0.155    0.160    0.149
Life Insurance Segment - Life Insurance        10.217   10.847   11.377   12.086
Inv Mgmt - Annuities                           15.557   13.527   11.835    9.981
Inv Mgmt - Mutual Funds (1)                    13.632   13.261   11.552   10.297
Inv Mgmt - Wrap Fee & Other                     1.618    1.342    1.719    2.270
Consolidating Adjustments                      (9.175)  (7.757)  (6.676)  (5.123)
                                               ------   ------   ------   ------
Account Balances                               90.288   86.201   81.086   75.034
                                               ======   ======   ======   ======

                                                   Dec      Mar      Jun      Sep      Dec      Mar
                                                  2000     2001     2001     2001     2001     2002
                                                ------   ------   ------   ------   ------   ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities             0.482    0.560    0.668    0.896    1.218    0.906
Lincoln Retirement - Variable Annuities          0.846    0.887    0.703    0.684    0.793    0.808
Lincoln Retirement - Life Insurance              0.004    0.003    0.004    0.003    0.002    0.000
Life Insurance Segment - Life Insurance          0.622    0.418    0.477    0.434    0.605    0.440
Inv Mgmt - Annuities                             0.589    0.540    0.403    0.434    0.323    0.589
Inv Mgmt - Mutual Funds (1)                      0.563    0.483    0.355    0.336    0.348    0.452
Inv Mgmt - Managed Acct. & Other                 0.131    0.142    0.127    0.074    0.127    0.159
Consolidating Adjustments                       (0.240)  (0.146)  (0.110)  (0.193)  (0.159)  (0.280)
                                                ------   ------   ------   ------   ------   ------
Gross Deposits                                   2.996    2.886    2.627    2.669    3.258    3.074
                                                ------   ------   ------   ------   ------   ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities            15.394   15.430   15.551   16.051   16.491   16.534
Lincoln Retirement - Variable Annuities         39.427   34.733   36.961   30.506   34.638   35.150
Lincoln Retirement - Life Insurance              0.160    0.147    0.157    0.134    0.149
Life Insurance Segment - Life Insurance         10.847   10.764   11.066   10.939   11.377   11.667
Inv Mgmt - Annuities                            13.527   11.822   12.532   10.714   11.835   11.920
Inv Mgmt - Mutual Funds (1)                     13.261   11.530   12.215   10.726   11.552   11.597
Inv Mgmt - Managed Acct. & Other                 1.342    1.653    1.774    1.635    1.719    1.821
Consolidating Adjustments                       (7.757)  (6.601)  (7.092)  (6.002)  (6.676)  (6.640)
                                                ------   ------   ------   ------   ------   ------
Account Balances                                86.201   79.479   83.164   74.704   81.086   82.049
                                                ------   ------   ------   ------   ------   ------

                                                  Jun      Sep      Dec      Mar      Jun      Sep
                                                 2002     2002     2002     2003     2003     2003
                                               ------   ------   ------   ------   ------   ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities            0.853    1.091    0.822    0.776    0.778    0.778
Lincoln Retirement - Variable Annuities         0.787    0.603    0.545    0.648    0.584    0.800
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance         0.577    0.484    0.636    0.486    0.526    0.586
Inv Mgmt - Annuities                            0.601    0.756    0.806    0.488    0.528    0.573
Inv Mgmt - Mutual Funds (1)                     0.562    0.416    0.399    0.450    0.558    0.644
Inv Mgmt - Managed Acct. & Other                0.194    0.293    0.469    0.202    0.196    0.277
Consolidating Adjustments                      (0.333)  (0.437)  (0.525)  (0.171)  (0.211)  (0.288)
                                               ------   ------   ------   ------   ------   ------
Gross Deposits                                  3.240    3.206    3.151    2.880    2.960    3.370
                                               ------   ------   ------   ------   ------   ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities           16.910   17.650   18.085   18.537   18.696   18.868
Lincoln Retirement - Variable Annuities        31.206   25.942   27.438   26.474   30.457   31.709
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance        11.759   11.726   12.086   12.233   12.663   12.958
Inv Mgmt - Annuities                           10.896    9.327    9.981    9.660   11.002   11.392
Inv Mgmt - Mutual Funds (1)                    11.033   10.069   10.297   10.241   11.357   11.616
Inv Mgmt - Managed Acct. & Other                1.847    1.820    2.270    2.292    2.737    3.037
Consolidating Adjustments                      (6.000)  (4.940)  (5.123)  (4.891)  (5.628)  (5.792)
                                               ------   ------   ------   ------   ------   ------
Account Balances                               77.651   71.594   75.034   74.546   81.284   83.788
                                               ------   ------   ------   ------   ------   ------


                                        Total Domestic Net Flows
                                     Unaudited [Billions of Dollars]

For the Year                                                                                   1998
                                                                                             ------

Lincoln Retirement                                                                           (1.244)
Life Insurance Segment                                                                        0.113
Investment Management Segment- Retail (1)                                                     1.772
Consolidating Adjustments                                                                    (0.158)
                                                                                             ------
Total Retail Net Flows                                                                        0.483
                                                                                             ------
Investment Management Segment- Institutional                                                 (2.702)
Consolidating Adjustments
                                                                                             ------
Total Net Flows                                                                              (2.219)
                                                                                             ======


                                                   Dec      Mar      Jun      Sep      Dec      Mar
For the Quarter                                   2000     2001     2001     2001     2001     2002
                                                ------   ------   ------   ------   ------   ------
Lincoln Retirement                              (0.681)  (0.590)  (0.196)   0.261    0.631    0.088
Life Insurance Segment                           0.404    0.237    0.304    0.239    0.383    0.236
Investment Management Segment- Retail (1)        0.059   (0.021)  (0.146)  (0.118)  (0.091)   0.089
Consolidating Adjustments                        0.092    0.163    0.042   (0.002)  (0.169)   0.009
                                                ------   ------   ------   ------   ------   ------
Total Retail Net Flows                          (0.126)  (0.211)   0.004    0.380    0.754    0.423
                                                ------   ------   ------   ------   ------   ------

Investment Management Segment- Instit.          (1.043)  (0.417)   0.445   (0.155)  (0.103)   0.731
Consolidating Adjustments                       (0.013)  (0.020)   0.018   (0.030)   0.016    0.022
                                                ------   ------   ------   ------   ------   ------
Total Net Flows                                 (1.182)  (0.648)   0.467    0.195    0.667    1.176
                                                ======   ======   ======   ======   ======   ======


                                                        Total Domestic Net Flows (continued)
                                                          Unaudited [Billions of Dollars]

                                                                                      YTD      YTD
                                                                                      Sep      Sep
For the Year                                     1999     2000     2001     2002     2002     2003
                                               ------   ------   ------   ------   ------   ------
Lincoln Retirement                             (1.165)  (2.874)   0.105    0.453    0.379    0.472
Life Insurance Segment                          0.985    1.158    1.163    1.320    0.918    0.976
Investment Management Segment- Retail (1)      (2.209)  (1.499)  (0.375)   0.806    0.304    0.686
Consolidating Adjustments                       1.276    1.022   (0.035)  (0.082)   0.104    0.122
                                               ------   ------   ------   ------   ------   ------
Total Retail Net Flows                         (1.114)  (2.194)   0.927    2.496    1.705    2.256
                                               ------   ------   ------   ------   ------   ------

Investment Management Segment- Institutional   (2.240)  (5.694)  (0.231)   2.106    1.535    1.417
Consolidating Adjustments                                0.035   (0.015)  (0.005)   0.004    0.014
                                               ------   ------   ------   ------   ------   ------
Total Net Flows                                (3.354)  (7.854)   0.681    4.608    3.244    3.687
                                               ======   ======   ======   ======   ======   ======

                                                  Jun      Sep      Dec      Mar      Jun      Sep
For the Quarter                                  2002     2002     2002     2003     2003     2003
                                               ------   ------   ------   ------   ------   ------
Lincoln Retirement                              0.223    0.068    0.074    0.095    0.099    0.277
Life Insurance Segment                          0.385    0.297    0.402    0.296    0.324    0.355
Investment Management Segment- Retail (1)       0.167    0.048    0.502    0.014    0.302    0.370
Consolidating Adjustments                      (0.038)   0.133   (0.187)   0.162   (0.003)  (0.038)
                                               ------   ------   ------   ------   ------   ------
Total Retail Net Flows                          0.737    0.545    0.791    0.568    0.723    0.965
                                               ------   ------   ------   ------   ------   ------

Investment Management Segment- Instit.          0.455    0.348    0.572    0.330    0.289    0.799
Consolidating Adjustments                      (0.026)   0.008    0.001   (0.030)   0.009    0.035
                                               ------   ------   ------   ------   ------   ------
Total Net Flows                                 1.166    0.901    1.364    0.868    1.021    1.799
                                               ======   ======   ======   ======   ======   ======

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.  See details on pages 26 and 27.



                                                                                                                 PAGE 33
                                  Consolidated Investment Data - Assets Managed
                                         Unaudited [Billions of Dollars]

For the Year Ended December 31                               1998       1999       2000       2001       2002
                                                          -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities                                  30.233     27.689     27.450     28.346     32.767
Equity securities                                           0.543      0.604      0.550      0.470      0.337
Other investments                                           7.154      7.286      7.369      7.297      6.895
                                                          -------    -------    -------    -------    -------
Total LNC Investments(1)                                   37.929     35.578     35.369     36.113     40.000
Separate accounts                                          43.409     53.654     50.580     44.833     36.178
Cash and Invested Cash                                      2.433      1.896      1.927      3.095      1.691
Discontinued Operations
                                                          -------    -------    -------    -------    -------
Total LNC                                                  83.772     91.128     87.876     84.042     77.869
                                                          -------    -------    -------    -------    -------
Non-affiliate assets managed                               50.061     49.314     41.861     38.421     38.052
                                                          -------    -------    -------    -------    -------
Total Assets Managed                                      133.833    140.443    129.737    122.463    115.921
                                                          =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)                           61.490     61.375     53.354     48.411     46.495
(See page 27 for additional detail)
DLIA-Corp                                                  39.432     35.934     35.686     38.119     41.104
(Assets managed internally-see page 27)
Lincoln (UK)                                                7.573      8.589      7.873      6.847      6.351
Policy Loans (within business units)                        1.840      1.892      1.961      1.940      1.946
Non-LNC Affiliates                                         23.497     32.653     30.863     27.146     20.026
                                                          -------    -------    -------    -------    -------
Total Assets Managed                                      133.833    140.443    129.737    122.463    115.921
                                                          =======    =======    =======    =======    =======


                                                              Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                                        2000       2001       2001       2001       2001       2002
                                                          -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed Maturities                                           27.450     27.811     27.874     28.932     28.346     28.841
Equity securities                                           0.550      0.560      0.534      0.478      0.470      0.439
Other investments                                           7.369      7.374      7.388      7.379      7.297      7.084
                                                          -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                                   35.369     35.744     35.796     36.788     36.113     36.363
Separate accounts                                          50.580     44.506     47.140     39.480     44.833     44.917
Cash and invested cash                                      1.927      2.015      1.502      1.996      3.095      1.700
                                                          -------    -------    -------    -------    -------    -------
Total LNC                                                  87.876     82.266     84.438     78.264     84.042     82.979
                                                          -------    -------    -------    -------    -------    -------
Non-affiliate assets managed                               41.861     38.416     40.109     35.889     38.421     39.853
                                                          -------    -------    -------    -------    -------    -------
Total Assets Managed                                      129.737    120.682    124.547    114.153    122.463    122.832
                                                          =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)                           53.355     48.209     50.739     44.960     48.415     50.002
(See page 27 for additional detail)
DLIA-Corp                                                  35.686     36.324     36.018     37.337     38.119     37.171
(Assets managed internally-see page 27)
Lincoln (UK)                                                7.873      7.012      7.027      6.474      6.847      6.772
Policy Loans (within business units)                        1.961      1.947      1.947      1.943      1.940      1.918
Non-LNC Affiliates                                         30.862     27.190     28.815     23.439     27.142     26.970
                                                          -------    -------    -------    -------    -------    -------
Total Assets Managed                                      129.737    120.682    124.547    114.153    122.463    122.832
                                                          =======    =======    =======    =======    =======    =======


                                                              Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                                        2002       2002       2002       2003       2003       2003
                                                          -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed Maturities                                           29.725     32.037     32.767     33.887     35.355     35.384
Equity securities                                           0.419      0.397      0.337      0.249      0.257      0.243
Other investments                                           7.016      6.928      6.895      6.872      6.980      6.796
                                                          -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                                   37.160     39.363     40.000     41.008     42.592     42.423
Separate accounts                                          40.580     34.069     36.178     34.775     39.943     41.283
Cash and invested cash                                      2.265      1.600      1.691      1.635      1.946      1.957
                                                          -------    -------    -------    -------    -------    -------
Total LNC                                                  80.005     75.031     77.869     77.419     84.480     85.664
                                                          -------    -------    -------    -------    -------    -------
Non-affiliate assets managed                               39.531     35.650     38.052     37.501     42.917     45.176
                                                          -------    -------    -------    -------    -------    -------
Total Assets Managed                                      119.536    110.682    115.921    114.920    127.397    130.840
                                                          =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)                           48.742     43.362     46.495     45.718     52.456     55.129
(See page 27 for additional detail)
DLIA-Corp                                                  38.476     40.416     41.104     42.130     43.857     42.984
(Assets managed internally-see page 27)
Lincoln (UK)                                                6.753      6.068      6.351      5.962      6.726      6.887
Policy Loans (within business units)                        1.906      1.899      1.946      1.929      1.920      1.910
Non-LNC Affiliates                                         23.659     18.937     20.026     19.181     22.439     23.929
                                                          -------    -------    -------    -------    -------    -------
Total Assets Managed                                      119.536    110.682    115.921    114.920    127.397    130.840
                                                          =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.
    See details on pages 26 and 27.



                                                                                                                        PAGE 34

                                                       Consolidated Investment Data
                                         Unaudited [Millions of Dollars, except Common Share Data]

                                                                                                                 YTD        YTD
                                                                                                                 Sep        Sep
For the Year Ended December 31                           1998       1999       2000       2001       2002       2002       2003
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Investment Income

Fixed Maturity Securities                             2,065.8    2,232.9    2,148.7    2,121.0    2,117.0    1,580.0    1,625.7
Equity Securities                                        22.8       20.1       19.5       17.6       15.4       10.3        9.6
Mortgage loans on real estate                           383.6      369.2      373.8      374.5      356.8      270.5      260.4
Real estate                                              86.8       64.1       51.8       49.5       47.4       34.2       30.7
Policy loans                                             99.5      116.5      125.0      125.3      134.5       92.5       92.4
Invested cash                                           156.8      110.3       87.2       68.4       37.6       29.4        6.0
Other investments                                        88.4       51.8       66.8       69.4       16.3       16.4       27.8
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Investment revenue                                    2,903.7    2,964.8    2,872.8    2,825.9    2,725.0    2,033.3    2,052.7
Investment expense                                     (193.1)    (122.4)     (88.7)    (117.1)     (93.1)     (68.7)     (73.4)
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Investment Income                                 2,710.6    2,842.5    2,784.1    2,708.7    2,631.9    1,964.6    1,979.3
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Gross-up of Tax Exempt Income                            11.6        8.1        7.8        7.2        7.5        5.0        5.9
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Adjusted Net Invest Income                            2,722.3    2,850.5    2,791.9    2,715.9    2,639.4    1,969.6    1,985.2
                                                    =========  =========  =========  =========  =========  =========  =========
Mean Invested Assets (Amortized Cost)                36,573.8   39,027.5   37,471.3   37,616.9   38,828.5   38,527.0   40,968.8

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                               7.44%      7.30%      7.45%      7.22%      6.80%      6.82%      6.46%

Investment Gains (Losses)

Realized Gains (Losses) on
Investments                                              13.7        3.8      (17.5)     (68.7)    (177.2)    (143.9)     (53.0)
Gains(Losses) on Derivatives                              0.0        0.0        0.0       (4.9)       0.8        0.5        4.1

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                          116.4   (1,018.1)     477.7      183.7      840.1      621.9       51.2
Incr (Decr) on Derivatives*                                                               21.4        2.3       23.4       (5.1)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)                        30.233     27.689     27.450     28.346     32.767     32.037     35.384
Fixed Maturity Sec (Amortized Cost)                    28.640     28.357     27.373     27.956     31.103     30.431     32.896

Equity Securities (Fair Value)                          0.543      0.604      0.550      0.470      0.337      0.397      0.243
Equity Securities (Amortized Cost)                      0.437      0.481      0.458      0.444      0.334      0.389      0.223

% of Fixed Maturity Securities
(Based on Fair Value)
Treasuries and AAA                                      25.6%      22.8%      22.1%      17.2%      20.1%      20.0%      20.4%
AA or better                                            32.6%      29.8%      29.2%      23.6%      25.8%      26.7%      26.4%
BB or less                                               7.0%       8.0%       6.7%       8.3%       6.6%       6.6%       6.9%

-------------------------------------------------------------------------------------------------------------------------------


                                    Sep        Dec        Mar        Jun        Sep        Dec        Mar        Jun        Sep
For the Quarter Ended              2001       2001       2002       2002       2002       2002       2003       2003       2003
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities         536.9      530.1      522.5      523.8      533.6      537.0      542.3      546.8      536.6
Equity Securities                   3.7        5.1        3.4        4.3        2.7        5.1        2.8        2.9        3.9
Mortgage loans on real estate      94.2       92.4       89.5       90.2       90.8       86.4       81.6       84.3       94.5
Real estate                        12.7       10.9       12.3       11.9       10.0       13.2       10.7       10.0       10.0
Policy loans                       31.0       31.6       30.2       31.1       31.1       42.0       30.9       30.6       30.9
Invested cash                      14.8       11.3       12.4        9.1        7.9        8.2        4.5       (1.7)       3.2
Other investments                  28.2        3.5        7.8        9.8       (1.2)      (0.1)       8.2       10.7        8.9
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Investment revenue                721.4      684.8      678.1      680.2      675.0      691.7      681.0      683.5      688.2
Investment expense                (28.2)     (31.8)     (23.3)     (22.8)     (22.7)     (24.4)     (26.3)     (23.3)     (23.8)
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Net Investment Income             693.3      653.1      654.8      657.4      652.4      667.3      654.6      660.2      664.4
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Gross-up of Tax Exempt Income       1.5        2.1        1.5        2.0        1.5        2.6        1.7        1.8        2.3
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income        694.8      655.2      656.3      659.4      653.9      669.9      656.4      662.0      666.8
                                =======    =======    =======    =======    =======    =======    =======    =======    =======
Mean Invested Assets
(Amortized Cost)               37,685.8   38,449.3   38,169.9   38,235.5   39,175.8   39,733.1   40,342.2   40,966.9   41,597.3

Ratio of Adjusted Net Invest
Inc Over Mean Invested Assets     7.37%      6.82%      6.88%      6.90%      6.68%      6.74%      6.51%      6.46%      6.41%

Investment Gains (Losses)

Realized Gains (Losses) on
Investments                       (23.8)     (20.0)     (67.6)     (52.7)     (23.6)     (33.3)     (58.2)      (1.1)       6.4
Gains (Losses) on Derivatives      (0.4)      (4.6)       0.1        0.3        0.1        0.2       (1.2)      (0.6)       5.9

Incr (Decr) in Unreal Gains
on Sec Avail-for-Sale
(after DAC/Tax)                   171.8      (52.2)    (163.9)     293.8      491.9      (64.3)     118.7      245.9     (313.4)
Incr (Decr) on Derivatives*         3.7       (6.7)       1.2        1.2        0.0        4.6       (3.4)       3.8       (5.6)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)  28.932     28.346     28.841     29.725     32.037     32.767     33.887     35.355     35.384
Fixed Maturity Sec
(Amortized Cost)                 28.253     27.956     27.801     28.335     30.431     31.103     31.905     32.257     32.896

Equity Securities (Fair Value)    0.478      0.470      0.439      0.419      0.397      0.337      0.249      0.257      0.243
Equity Securities
(Amortized Cost)                  0.453      0.444      0.253      0.255      0.389      0.334      0.247      0.244      0.223

% of Fixed Maturity Securities
(Based on Fair Value)
Treasuries and AAA                17.9%      17.2%      17.8%      18.2%      20.0%      20.1%      20.3%      19.5%      20.4%
AA or better                      24.3%      23.6%      24.7%      25.0%      26.7%      25.8%      25.8%      25.1%      26.4%
BB or less                         7.2%       8.3%       7.5%       6.4%       6.6%       6.6%       6.6%       6.6%       6.9%




                                                                                                    PAGE 35

                                        Common Stock / Debt Information
                                Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                  1992       1993       1994       1995       1996       1997
                                              ------     ------     ------     ------     ------     ------
Common Stock [1]

Highest Price                                 19.032     24.125     22.188     26.875     28.500     39.063
Lowest Price                                  12.625     17.344     17.313     17.313     20.375     24.500
Closing Price                                 18.500     21.750     17.500     26.875     26.250     39.063

Dividend Payout Ratio [2]                      38.9%      52.6%      51.0%      39.7%      38.2%      22.8%
Yield [3]                                       4.1%       3.8%       4.9%       3.4%       3.7%       2.7%

Preferred Stock Dividend
(Millions)                                    17.246     17.212     17.119      8.644      0.112      0.106

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Fitch                                             AA        AA-        AA-        AA-        AA-        AA-
Moody's                                           A2         A2         A1         A2         A2         A2
Standard and Poors                                A+         A+         A+          A          A          A

Claims Paying Ratings:
Lincoln Life - A.M. Best                          A+         A+         A+         A+         A+         A+
Lincoln Life - Fitch                             AAA        AAA        AAA        AA+        AA+        AA+
Lincoln Life - Moody's                            A1         A1        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors                  AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                            A         A+         A+         A+         A+         A+
First Penn - Fitch                                                                                      AA+
First Penn - Moody's                                                                                     A1
First Penn - Standard & Poors*                   AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                                                                  A+         A+
LLA of New York - Fitch*                                                                                AA+
LLA of New York - Moody's                                                                     A1         A1
LLA of New York - Standard & Poors*                                                          AA-        AA-

Ratios
Debt to Total Capitalization [4]               25.7%      21.1%      19.9%      22.8%      18.8%      17.0%
Debt to Equity [4]                             34.7%      26.7%      24.9%      29.5%      23.1%      20.5%

-----------------------------------------------------------------------------------------------------------


                                       Dec       Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                 2000      2001       2001       2001       2001       2002       2002
                                    ------    ------     ------     ------     ------     ------     ------
Common Stock:
Highest Price                       50.938     48.250     52.300     52.750     49.450     53.650     52.540
Lowest Price                        40.875     38.000     41.280     41.000     40.000     47.200     40.750
Closing Price                       47.313     42.470     51.750     46.630     48.570     50.730     42.000

Yield [3]                             2.6%       2.9%       2.4%       2.6%       2.6%       2.5%       3.0%

Preferred Stock Dividend             0.013      0.019      0.018      0.017      0.017      0.016      0.015
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best [5]                            a          a          a          a          a          a          a
Fitch                                   A+         A+         A+         A+         A+         A+         A+
Moody's                                 A3         A3         A3         A3         A3         A3         A3
Standard and Poors                      A-         A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                 A          A          A          A          A          A         A+
Lincoln Life - Fitch                    AA         AA         AA         AA         AA         AA         AA
Lincoln Life - Moody's                 Aa3        Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors        AA-        AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                  A          A          A          A          A          A         A+
First Penn - Fitch                      AA         AA         AA         AA         AA         AA         AA
First Penn - Moody's                    A1         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*         AA-        AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*             A          A          A          A          A          A         A+
LLA of New York - Fitch*                AA         AA         AA         AA         AA         AA         AA
LLA of New York - Moody's               A1         A1         A1         A1         A1         A1         A1
LLA of New York - Standard & Poors*    AA-        AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]     20.8%      22.2%      21.2%      21.1%      21.4%      22.7%      22.6%
Debt to Equity [4]                   26.3%      28.4%      26.7%      26.6%      27.0%      29.1%      29.0%

------------------------------------------------------------------------------------------------


                                        Common Stock / Debt Information
                                Unaudited [Dollars per Share, except Percentages] (continued)

For the Year Ended December 31                1998       1999       2000       2001       2002
                                            ------     ------     ------     ------     ------
Common Stock [1]

Highest Price                               49.438     57.500     56.375     52.750     53.650
Lowest Price                                33.500     36.000     22.625     38.000     25.150
Closing Price                               40.907     40.000     47.313     48.570     31.580

Dividend Payout Ratio [2]                    43.9%      50.5%      38.3%      44.9%     273.5%
Yield [3]                                     2.7%       2.9%       2.6%       2.6%       4.2%

Preferred Stock Dividend
(Millions)                                   0.100      0.089      0.078      0.071      0.061

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                              a          a          a
Fitch                                           A+         A+         A+         A+          A
Moody's                                         A2         A2         A3         A3         A3
Standard and Poors                              A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                         A          A          A          A         A+
Lincoln Life - Fitch                           AA+        AA+         AA         AA         AA
Lincoln Life - Moody's                         Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors                AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                          A          A          A          A         A+
First Penn - Fitch                             AA+        AA+         AA         AA         AA
First Penn - Moody's                            A1         A1         A1         A1         A1
First Penn - Standard & Poors*                 AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                     A          A          A          A         A+
LLA of New York - Fitch*                       AA+        AA+         AA         AA         AA
LLA of New York - Moody's                       A1         A1         A1         A1         A1
LLA of New York - Standard & Poors*            AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]             21.2%      23.2%      20.8%      21.4%      23.2%
Debt to Equity [4]                           26.9%      30.3%      26.3%      27.0%      30.5%

------------------------------------------------------------------------------------------


                                           Sep        Dec        Mar        Jun        Sep
For the Quarter Ended                     2002       2002       2003       2003       2003
                                        ------     ------     ------     ------     ------
Common Stock:
Highest Price                           42.080     35.950     35.700     37.500     38.640
Lowest Price                            29.120     25.150     24.730     27.870     34.630
Closing Price                           30.550     31.580     28.000     35.630     35.380

Yield [3]                                 4.2%       4.2%       4.8%       3.8%       3.8%

Preferred Stock Dividend                 0.015      0.015      0.014      0.016      0.014
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best [5]                                a          a          a          a          a
Fitch                                        A          A          A          A          A
Moody's                                     A3         A3         A3         A3         A3
Standard and Poors                          A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                    A+         A+         A+         A+         A+
Lincoln Life - Fitch                        AA         AA         AA         AA         AA
Lincoln Life - Moody's                     Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors            AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                     A+         A+         A+         A+         A+
First Penn - Fitch                          AA         AA         AA         AA         AA
First Penn - Moody's                        A1         A1         A1         A1         A1
First Penn - Standard & Poors*             AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                A+         A+         A+         A+         A+
LLA of New York - Fitch*                    AA         AA         AA         AA         AA
LLA of New York - Moody's                   A1         A1         A1         A1         A1
LLA of New York - Standard & Poors*        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]         23.1%      23.2%      23.1%       22.3%     21.6%
Debt to Equity [4]                       29.9%      30.5%      30.0%       28.7%     27.5%

  * Rating based on affiliation with Lincoln Life

[1] Stock prices include 2-for-1  splits in June 1993 and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost.  Minority interest-Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

[5] In October 2003, A.M. Best changed their notching practices for life insurance companies and affirmed Lincoln's senior debt rating as "a-".




                                                                                                             PAGE 36

                                                     Retroactive Adoption of FAS 123
                                                     Unaudited (Millions of Dollars)



                                Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
                               2001    2001    2001    2001    2002    2002    2002    2002     2000    2001    2002
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income

Lincoln Retirement :
Net Income - As previously
reported                       76.6    79.9    58.6    54.2    47.6    10.2    (6.0)    6.0    358.5   269.3    57.8
Change in Operating &
Administrative Expense         (1.6)   (1.6)   (1.6)   (1.6)   (1.5)   (1.6)   (1.6)   (1.6)    (6.0)   (6.4)   (6.3)
Federal Income Tax             (0.5)   (0.6)   (0.6)   (0.5)   (0.5)   (0.6)   (0.6)   (0.6)    (2.2)   (2.2)   (2.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment           (1.1)   (1.0)   (1.0)   (1.1)   (1.0)   (1.0)   (1.0)   (1.0)    (3.8)   (4.2)   (4.0)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated          75.5    78.9    57.6    53.1    46.6     9.2    (7.0)    5.0    354.7   265.1    53.8
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======

Life Insurance:
Net Income - As previously
reported                       62.9    53.5    64.7    51.9    44.2    57.4    47.1    60.2    249.3   233.0   208.9
Change in Operating &
Administrative Expense         (1.4)   (1.4)   (1.4)   (1.4)   (1.1)   (1.1)   (1.1)   (1.1)    (5.0)   (5.6)   (4.4)
Federal Income Tax             (0.5)   (0.5)   (0.5)   (0.5)   (0.4)   (0.4)   (0.4)   (0.4)    (1.7)   (2.0)   (1.6)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment           (0.9)   (0.9)   (0.9)   (0.9)   (0.7)   (0.7)   (0.7)   (0.7)    (3.3)   (3.6)   (2.8)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated          62.0    52.6    63.8    51.0    43.5    56.7    46.4    59.5    246.0   229.4   206.1
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======

Investment Management:
Net Income - As previously
reported                        2.0     2.9     2.9     4.0     7.0     6.2     3.1     9.3     37.0    11.8    25.6
Change in Operating &
Administrative Expense         (6.2)   (6.2)   (6.8)   (8.7)   (6.5)   (9.5)   (9.6)  (11.5)   (26.1)  (27.9)  (37.1)
Federal Income Tax             (1.6)   (1.6)   (1.7)   (2.3)   (1.6)   (2.5)   (2.6)   (3.3)    (7.0)   (7.2)  (10.0)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment           (4.6)   (4.6)   (5.1)   (6.4)   (4.9)   (7.0)   (7.0)   (8.2)   (19.1)  (20.7)  (27.1)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated          (2.6)   (1.7)   (2.2)   (2.4)    2.1    (0.8)   (3.9)    1.1     17.9    (8.9)   (1.5)
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======

Lincoln UK:
Net Income - As previously
reported                       14.8    17.6    14.0    22.5    10.8     9.8     0.8    18.5    (13.2)   68.9    39.9
Change in Operating &
Administrative Expense         (0.6)   (0.6)   (0.6)   (0.6)   (0.5)   (0.6)   (0.6)   (0.6)    (2.0)   (2.4)   (2.3)
Federal Income Tax             (0.1)    0.0    (0.1)   (0.1)    0.0     0.0     0.0     0.0     (0.1)   (0.3)    0.0
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment           (0.5)   (0.6)   (0.5)   (0.5)   (0.5)   (0.6)   (0.6)   (0.6)    (1.9)   (2.1)   (2.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated          14.3    17.0    13.5    22.0    10.3     9.2     0.2    17.9    (15.1)   66.8    37.6
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======

Other Operations:
Net Income - As previously
reported                        3.9   (12.2)  (21.1)   36.6   (15.1)  (24.2) (170.5)  (30.8)   (10.2)    7.2  (240.6)
Change in Operating &
Administrative Expense         (5.4)   (5.3)   (5.3)   (5.3)   (2.6)   (2.4)   (2.4)   (2.4)   (12.3)  (21.3)   (9.8)
Federal Income Tax             (1.9)   (1.9)   (1.7)   (1.8)   (0.9)   (0.8)   (0.8)   (0.8)    (4.3)   (7.3)   (3.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment           (3.5)   (3.4)   (3.6)   (3.5)   (1.7)   (1.6)   (1.6)   (1.6)    (8.0)  (14.0)   (6.5)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated           0.4   (15.6)  (24.7)   33.1   (16.8)  (25.8) (172.1)  (32.4)   (18.2)   (6.8) (247.1)
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======

Consolidated:
Net Income - As previously
reported                      160.2   141.7   119.1   169.2    94.5    59.4  (125.5)   63.2    621.4   590.2    91.6
Change in Operating &
Administrative Expense        (15.2)  (15.1)  (15.7)  (17.6)  (12.2)  (15.2)  (15.3)  (17.2)   (51.4)  (63.6)  (59.9)
Federal Income Tax             (4.6)   (4.6)   (4.6)   (5.2)   (3.4)   (4.3)   (4.4)   (5.1)   (15.3)  (19.0)  (17.2)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
After Tax Adjustment          (10.6)  (10.5)  (11.1)  (12.4)   (8.8)  (10.9)  (10.9)  (12.1)   (36.1)  (44.6)  (42.7)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------  ------
Net Income - Restated         149.6   131.2   108.0   156.8    85.7    48.5  (136.4)   51.1    585.3   545.6    48.9
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======  ======
